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                                                                     Exhibit 2.1

                               EXCHANGE AGREEMENT

     THIS EXCHANGE AGREEMENT (this "AGREEMENT") is made as of May 20, 2005, by and among QUATRX PHARMACEUTICALS COMPANY, a Delaware corporation ("QUATRX"), HORMOS MEDICAL CORPORATION, a Finnish corporation ("HORMOS"), and the shareholders of Hormos signatories to this Agreement (the "SELLERS").

                                    RECITALS

     A. The Boards of Directors of QuatRx and Hormos have determined that it is advisable and for the respective benefit of QuatRx and Hormos, and their respective securityholders, and in their long-term strategic interests, for QuatRx and Hormos to combine their businesses, by means of a share exchange, and have approved this Agreement and authorized the transactions contemplated hereby on the terms and subject to the conditions of this Agreement.

     B. Pursuant to the terms of this Agreement, shares and promissory notes of Hormos held by Sellers shall be exchanged for newly issued shares of stock of QuatRx.

     C. As a result of the exchange referred to in recital B (the "EXCHANGE"), QuatRx will own 100% of all of the outstanding capital stock of Hormos and all securities or other instruments convertible into or exercisable for capital stock of Hormos.

     D. The Exchange offer has been made to all securityholders of Hormos.

THE PARTIES AGREE AS FOLLOWS:

1.   DEFINITIONS

     As used in this Agreement, unless expressly otherwise stated or evident in the context, the following terms shall have the following meanings:

     "ACCREDITED SELLER" -- as defined in Section 3.2(a).

     "ADDITIONAL SELLER" -- as defined in Section 2.1(b).

     "AGREEMENT"-- shall mean this Exchange Agreement.

     "ALTERNATIVE ACQUISITION"-- as defined in Section 7.6.

     "APPLICABLE SECURITIES"-- as defined in Section 5.2.

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     "BUSINESS DAY"-- shall mean any day, Monday through Friday, on which U.S.
federally chartered banks are open for business in New York, New York and Finnish banks are open for business in Finland.

     "CLAIM"-- as defined in Section 11.5.

     "CLOSING"-- as defined in Section 2.2(a).

     "CLOSING DATE"-- shall mean the date and time as of which the Closing actually takes place.

     "CODE"-- shall mean the United States Internal Revenue Code and the regulations promulgated thereunder.

     "CONFIDENTIALITY AGREEMENT"-- shall mean the Confidentiality Agreement, dated April 9, 2002, as amended November 3, 2004, between Hormos and QuatRx.

     "CONTRACT"-- shall mean any agreement, contract, obligation, promise, commitment or undertaking of any kind (whether written or oral and whether express or implied), other than those that have been terminated.

     "DGCL"-- shall mean the Delaware General Corporation Law, as amended.

     "EARN OUT SHARES" -- as defined in Section 3.1(a).

     "EARN OUT EVENT" -- as defined in Section 3.1(b).

     "EMPLOYEE BENEFIT PLAN"-- shall mean any plan, policy, program, practice, agreement, understanding or arrangement (whether written or oral) providing compensation or other benefits (other than ordinary cash compensation) to any current or former director, officer, employee or consultant (or to any dependent or beneficiary thereof), of the employer, which are now, or were since inception of the employer, maintained by the employer, or under which the employer has or could have any obligation or liability, whether actual or contingent, including, without limitation, all incentive, bonus, deferred compensation, vacation, holiday, cafeteria, medical, disability, stock purchase, stock option, warrant, stock appreciation, phantom stock, restricted stock or other stock-based compensation plans, policies, programs, practices or arrangements.

     "ENCUMBRANCE"-- shall mean any mortgage, charge, claim, community property interest, equitable interest, lien, option, pledge, security interest, right of first refusal or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership; and the verb "Encumber" shall be construed accordingly.


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     "ENVIRONMENTAL CLAIM"-- shall mean any accusation, allegation, notice of violation, action, claim, Encumbrance, Lien, demand, abatement or other Order or direction (conditional or otherwise) by any Governmental Authority or any Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment, nuisance, pollution, contamination or other adverse effects on the environment, or for fines, penalties or restrictions resulting from or based upon (i) the existence, or the continuation of the existence, of a Release (including, without limitation, sudden or non-sudden accidental or non-accidental Releases) of, or exposure to, any Hazardous Material or other substance, clinical, material, pollutant, contaminant, odor, audible noise, or other Release in, into or onto the environment (including, without limitation, the air, soil, surface water or groundwater) at, in, by, from or related to the Facilities or any activities conducted thereon; (ii) the environmental aspects of the transportation, storage, treatment or disposal of Hazardous Materials in connection with the operation of the Facilities; or (iii) the violation, or alleged violation, of any Environmental Laws, Orders or Governmental Permits of or from any Governmental Authority relating to environmental matters connected with the Facilities.

     "ENVIRONMENTAL, HEALTH AND SAFETY LIABILITIES"-- shall mean any cost, damage, expense, liability, obligation or other responsibility arising from or under any Environmental Law, as well as any liability for torts and damages according to general Finnish rules, regulations and ordinary principles, including case law, or Occupational Safety and Health Law and consisting of or relating to: (a) any environmental, health or safety matter or condition (including on-site or off-site contamination, generation, handling and disposal of Hazardous Materials, occupational safety and health, and regulation of chemical and Hazardous Materials); (b) fines, penalties, judgments, awards, settlements, legal or administrative proceedings, damages, losses, litigation, including civil and criminal claims, demands and responses, investigative, remedial, response or inspection costs and expenses arising under Environmental Law or Occupational Safety and Health Law; (c) financial responsibility under Environmental Law or Occupational Safety and Health Law for cleanup costs or corrective action, including any investigation, cleanup, removal, containment or other remediation or response actions required by applicable Environmental Law or Occupational Safety and Health Law and for any natural resource damages; or
(d) any other compliance, corrective, investigative or remedial measures required under Environmental Law or Occupational Safety and Health Law.

     "ENVIRONMENTAL LAW"-- shall mean any Law concerning the environment, or activities that might threaten or result in damage to the environment or human health, or any Law that is concerned in whole or in part with the environment and with protecting or improving the quality of the environment and human and employee health and safety and includes, but is not limited to, the Finnish Environmental Protection Act (86/2000), Finnish Waste Act (1072/1993) and Finnish Water Act (264,1961), as such laws have


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been amended or supplemented, and the regulations, statutory orders, local council waste by-laws, and other binding by-laws and guidance and practice notes adopted under any of those laws.

     "ESCROW AGENT"-- as defined in Section 3.1.

     "ESCROW AGREEMENT"-- as defined in Section 3.1.

     "ESCROW SHARES"-- as defined in Section 3.1.

     "EXCHANGE"-- as defined in the recitals.

     "EXPIRATION DATE"-- as defined in Section 11.1(b).

     "FACILITIES"-- shall mean any real property, leaseholds or other interests currently or formerly owned or operated, and any buildings, plants, structures or equipment (including motor vehicles) currently or formerly owned or operated.

     "FCA"-- shall mean the Finnish Companies Act, as amended.

     "FDA"-- shall mean the U.S. Food and Drug Administration.

     "GAAP"-- shall mean generally accepted accounting principles applied on a consistent basis.

     "GOVERNMENTAL AUTHORITY"-- shall mean any court, tribunal, authority, agency, commission, bureau, department, official or other instrumentality of the United States, the European Union, Finland, any other country or any provincial, state, local, county, city or other political subdivision.

     "GOVERNMENTAL PERMIT"-- shall mean any license, franchise, permit or other authorization of any Governmental Authority.

     "HAZARDOUS MATERIALS"-- shall mean any substance, material or waste which is regulated by any Environmental Law, including but not limited to, petroleum products, asbestos and polychlorinated biphenyls.

     "HORMOS" -- as defined in the first paragraph of this Agreement.

     "HORMOS COSTS" -- as defined in Section 12.4.

     "HORMOS DISCLOSURE SCHEDULE"-- shall mean the disclosure schedule delivered by Hormos to QuatRx concurrently with the execution and delivery of this Agreement.


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     "HORMOS FINANCIAL STATEMENTS"-- shall mean the audited balance sheet and statement of shareholders equity of Hormos as of December 31, 2004 and statement of cash flow for the year then ended. The Hormos Financial Statements are included in Section 4.5 of the Hormos Disclosure Schedule.

     "HORMOS INTELLECTUAL PROPERTY" -- shall mean any Intellectual Property that is owned by, or exclusively licensed to, Hormos.

     "HORMOS INTERIM FINANCIAL STATEMENTS"-- shall mean the unaudited balance sheet and statement of shareholders equity of Hormos as of March 31, 2005, and the related unaudited cash flow statement for the three (3) months then ended.

     "HORMOS IP REGULATIONS" -- as defined in Section 4.21(k).

     "HORMOS MATERIAL ADVERSE EFFECT"-- shall mean any material adverse change in the business, operations, properties, assets, liabilities, results of operations, condition or prospects (financial or otherwise) of Hormos having a financial impact in excess of one hundred fifty thousand dollars ($150,000), provided, however, that any such effect resulting from (i) any change in economic or business conditions generally affecting the biotechnology industry or (ii) any change in GAAP or interpretations thereof generally affecting the biotechnology industry shall not be considered when determining if a Hormos Material Adverse Effect has occurred.

     "HORMOS MATERIAL IP"-- shall mean all Hormos Intellectual Property related to selective androgen receptor modulators (SARMs), selective estrogen receptor modulators (SERMs), including the chemical compounds ospemifene and fispemifene, consisting of the patents listed in Section 4.21 of the Hormos Disclosure Schedule under the heading "Hormos Material IP".

     "HORMOS NOTES"-- shall mean all promissory notes of Hormos convertible into Series C Shares.

     "HORMOS OPTIONS" -- as defined in Section 4.3.

     "HORMOS REGISTERED INTELLECTUAL PROPERTY" -- shall mean all of the Registered Intellectual Property owned by, or filed in the name of, Hormos.

     "HORMOS SECURITIES"-- shall mean the Hormos Series A Shares, Hormos Series B Shares, Hormos Notes and Hormos Options.

     "HORMOS SECURITYHOLDERS"-- shall mean the holders of Hormos Securities.

     "HORMOS SERIES A SHARES" -- shall mean series A Shares of Hormos.


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     "HORMOS SERIES B SHARES" -- shall mean series B Shares of Hormos.

     "HORMOS SHARES" -- as defined in Section 4.3.

     "INDIVIDUAL SECURITYHOLDER REPRESENTATIVE" -- as defined in Section 3.2(b).

     "INDEMNIFYING SELLERS" -- as defined in Section 11.2.

     "INDEMNITEE" -- shall mean either a QuatRx Indemnitee or a Hormos Indemnitee, as the case may be.

     "INDEMNITOR" - shall mean a party liable for indemnification.

     "INDEMNITY SHARES" -- as defined in Section 3.1(a).

     "INSTITUTIONAL SECURITYHOLDER REPRESENTATIVE" -- as defined in Section 3.2(b).

     "INTELLECTUAL PROPERTY" -- shall mean any or all of the following and all rights in, arising out of, or associated therewith: (i) all United States, international and foreign patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof; (ii) all inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data and customer lists, and all documentation relating to any of the foregoing; (iii) all copyrights, copyrights registrations and applications therefor, and all other rights corresponding thereto throughout the world; (iv) all industrial designs and any registrations and applications therefor throughout the world, (v) all trade names, logos, URLs, common law trademarks and service marks, trademark and service mark registrations and applications therefor throughout the world; (vi) all databases and data collections and all rights therein throughout the world; (vii) all moral and economic rights of authors and inventors, however denominated, throughout the world, and (viii) any similar or equivalent rights to any of the foregoing anywhere in the world.

     "LAW"-- shall mean any Finnish, European Union, other non-United States, United States, state or local (including common law) statute, code, directive, ordinance, rule, regulation or other requirement.

     "LIEN"-- shall mean any lien, pledge, hypothecation, levy, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, or other real estate declaration, covenant, condition, restriction or servitude, transfer restriction under any shareholder or similar agreement, encumbrance or any other restriction or limitation whatsoever.


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     "LOSSES"-- shall mean any claims, losses, liabilities, damages, causes of action, costs and expenses (including reasonable attorneys', accountants', consultants' and experts' fees and expenses) which are a direct result of a breach of this Agreement, excluding loss of profits, any indirect or consequential losses and any reduction of Tax losses.

     "OCCUPATIONAL SAFETY AND HEALTH LAW"-- shall mean any legal or governmental requirement or obligation relating to safe and healthful working conditions or to occupational safety and health hazards, whether governmental or private (including those promulgated or sponsored by industry associations and insurance companies), designed to provide safe and healthful working conditions.

     "OLD SHAREHOLDERS AGREEMENT"-- shall mean the Shareholders Agreement, dated July 6, 2001, as amended, among certain Hormos Securityholders.

     "ORDER"-- shall mean any order, consent, consent order, injunction, judgment, decree, consent decree, ruling, writ, assessment or arbitration award.

     "ORGANIZATIONAL DOCUMENTS"-- shall mean: (a) the articles or certificate of incorporation, memorandum of association, articles of association and the by-laws of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership; (c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) the articles or certificate of formation and operating agreement of a limited liability company; (e) any charter, trust certificate or document or similar document adopted or filed in connection with the creation, formation or organization of a Person; and (f) any and all amendments to any of the foregoing.

     "OSPEMIFENE DISCONTINUANCE" -- as defined in Section 3.1(b).

     "PERSON"-- shall mean any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union or other entity or governmental body or Governmental Authority.

     "PROCEEDING"-- shall mean any claim, action, investigation, arbitration, litigation or other judicial, administrative or regulatory proceeding.

     "QUATRX"-- as defined in the first paragraph of this Agreement.

     "QUATRX COMMON STOCK"-- shall mean the Common Stock, $0.01 par value per share, of QuatRx.

     "QUATRX DISCLOSURE SCHEDULE"-- shall mean the disclosure schedule delivered by QuatRx to Hormos concurrently with the execution and delivery of this Agreement.


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     "QUATRX FINANCIAL STATEMENTS"-- shall mean the audited balance sheet and statement of shareholders equity of QuatRx as of December 31, 2004 and statement of cash flow for the year then ended. The QuatRx Financial Statements are included in Section 6.5 of the QuatRx Disclosure Schedule.

     "QUATRX INDEMNITEE"-- as defined in Section 11.2.

     "QUATRX MATERIAL ADVERSE EFFECT"-- shall mean any material adverse change in the business, operations, properties, assets, liabilities, results of operations, condition or prospects (financial or otherwise) of QuatRx and its subsidiaries having a financial impact in excess of one hundred fifty thousand dollars ($150,000); provided, however, that any such effect resulting from (i) any change in economic or business conditions generally affecting the biotechnology industry or (ii) any change in generally accepted accounting principles or interpretations thereof generally affecting the biotechnology industry shall not be considered when determining if a QuatRx Material Adverse Effect has occurred.

     "QUATRX MATERIAL IP"-- shall mean all QuatRx Intellectual Property related to projects 401, 431, 101 and 411 consisting of the patents listed in Section
6.18 of the QuatRx Disclosure Schedule under the heading "QuatRx Material IP".

     "QUATRX PRODUCTS"-- as defined in Section 6.20.

     "QUATRX SERIES D PREFERRED SHARES"-- shall mean the Series D Preferred Stock, $0.01 par value per share, of QuatRx having the terms set forth on
EXHIBIT 1 hereto.

     "QUATRX SERIES D-1 PREFERRED SHARES"-- shall mean the Series D-1 Preferred Stock, $0.01 par value per share, of QuatRx having the terms set forth on
EXHIBIT 1 hereto.

     "QUATRX SHARES"-- as defined in Section 6.3.

     "REGISTERED INTELLECTUAL PROPERTY"-- shall mean all United States, international and foreign: (i) patents and patent applications (including provisional applications); (ii) registered trademarks, applications to register trademarks, intent-to-use applications, or other registrations or applications related to trademarks; (iii) registered copyrights and applications for copyright registration; and (iv) any other Intellectual Property that is the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded by any state, government or other public legal authority.

     "REGULATORY DELAY"-- as defined in Section 3.1(b).

     "RELATED PERSON"-- as defined in Section 4.23.


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     "RELEASE"-- shall mean any release, spill, effluent, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching, or migration into the indoor or outdoor environment of any Hazardous Material through or in the air, soil, surface water or groundwater.

     "REMEDIAL ACTION"-- shall mean all actions, including, without limitation, any expenditures, required or voluntarily undertaken to (i) clean up, remove, treat, or in any other way address any Hazardous Material or other substance in the indoor or outdoor environment; (ii) prevent the Release or threat of Release, or minimize the further Release of any Hazardous Material or other substance so it does not migrate or endanger or threaten to endanger public health or welfare of the indoor or outdoor environment; (iii) perform pre-remedial studies and investigations or post-remedial monitoring and care; or
(iv) bring any Facility into compliance with all Environmental Laws and Environmental Permits.

     "REPRESENTATIVES"-- shall mean officers, directors, employees, agents, attorneys, accountants, consultants, advisors and representatives.

     "REPRESENTED SELLERS" -- as defined in Section 3.2(b).

     "RETURNS"-- shall mean returns, reports and forms.

     "SECURITIES ACT"-- shall mean the United States Securities Act of 1933, as amended, or any successor law.

     "SECURITYHOLDER REPRESENTATIVES"-- as defined in Section 3.2(b).

     "SELLERS" -- as defined in the first paragraph of this Agreement.

     "SHARE REGISTER" - as defined in Section 2.4(a).

     "STOCK PURCHASE AGREEMENT" - as defined in Section 6.19.

     "SUBSIDIARY"-- shall mean with respect to any Person, any corporation, joint venture, limited liability company, partnership, association or other business entity of which fifty percent (50%) or more of the total voting power of stock or other equity entitled to vote generally in the election of directors or managers or equivalent Persons thereof is owned or controlled, directly or indirectly, by such Person.

     "TAX AUTHORITY"-- shall mean the Finnish, United States, and any state, local or foreign government or any agency or subdivision thereof with jurisdiction over Tax matters.


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     "TAXES"-- shall mean all taxes, charges, fees, customs, duties or other assessments, however denominated, including all interest, penalties, additions to tax or additional taxes that may become payable in respect thereof, imposed by a Tax Authority, which shall include, without limitation, all income taxes, payroll and employee withholding taxes, unemployment insurance, social security, sales and use taxes, excise taxes, capital taxes, franchise taxes, gross receipt taxes, occupation taxes, real and personal property taxes, value added taxes, stamp taxes, transfer taxes, workers' compensation taxes, taxes relating to benefit plans and other obligations of the same or similar nature.

     "TEKES" - shall mean the National Technology Agency of Finland.

     "TEKES LOANS"-- shall mean all funds provided to Hormos by TEKES, whether provided as a grant, an R&D loan, a capital loan or otherwise.

     "THRESHOLD AMOUNT" - as defined in Section 11.4(a).

     "TRANSACTION DOCUMENTS"-- means the agreements, documents or instruments executed and delivered by a party hereto as contemplated under this Agreement.

     "U.S. PERSON"-- means (i) any natural person resident in the United States;
(ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. Person; (iv) any trust of which any trustee is a U.S. Person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;
(vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

2.   THE EXCHANGE; CLOSING

     2.1  GENERAL

          (a) Upon the terms and subject to the conditions set forth in this Agreement, at the Closing of the Exchange, the Sellers shall transfer and assign all of their respective right, title and interest in and to all of the Hormos Securities specified in TABLE A OF EXHIBIT 2.1 to QuatRx in exchange for shares of QuatRx Common Stock, QuatRx Series D Preferred Shares, and QuatRx Series D-1 Preferred Shares as provided in TABLE A OF EXHIBIT 2.1. The QuatRx Common Stock, QuatRx Series D-1 Preferred Shares and


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QuatRx Series D Preferred Shares shall be allocated among the Sellers as separately agreed by each Seller as set forth in TABLE A OF EXHIBIT 2.1.

          (b) TABLE B OF EXHIBIT 2.1 lists the holders of Hormos Securities, other than the Sellers (the "ADDITIONAL SELLERS"), that are not parties to this Agreement as of the date hereof but shall be joined to this Agreement as Sellers by a separate joinder agreement as soon as practicable after the date hereof. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing of the Exchange or as soon thereafter as an Additional Seller specified on TABLE B OF EXHIBIT 2.1 has signed a joinder agreement, such Additional Seller shall transfer all of its respective right, title and interest in and to all of the Hormos Series A Shares held by it as specified on TABLE B OF EXHIBIT 2.1 to QuatRx in exchange for a number of shares of QuatRx Common Stock as specified on TABLE B OF EXHIBIT 2.1.

     2.2  THE CLOSING

          (a) Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to Section 10 and subject to the satisfaction or waiver of the conditions set forth in Sections 8 and 9, the consummation of the Exchange shall take place on or as promptly as practicable (and in any event within two (2) Business Days) after satisfaction or waiver of the conditions set forth in Sections 8 and 9 at the offices of Castren & Snellman, Erottajankatu 5A, FI-00131 Helsinki, Finland (the "CLOSING"), unless another date, time or place is agreed to in writing by the Sellers holding a majority in interest of the Hormos Shares and QuatRx.

          (b) At the Closing, the parties shall sign a closing memorandum as set forth in EXHIBIT 2.2.

          (c) At the Closing, the Sellers shall receive the QuatRx Common Stock, QuatRx Series D-1 Preferred Shares and QuatRx Series D Preferred Shares in exchange to the delivery of Hormos Securities as set forth in TABLE A OF EXHIBIT 2.1.

          (d) Following the Closing and without any delay, the parties hereto shall cause the Exchange to be memorialized by making all filings or recordings required under applicable Laws.

          (e) Immediately after the Closing, the Exchange will have the effects set forth in this Agreement, and QuatRx shall own at least ninety percent (90%) of the Hormos Securities.

     2.3  ISSUANCE OF QUATRX SECURITIES

          At the Closing, QuatRx shall issue stock certificates to the Sellers representing the aggregate number of shares of QuatRx Common Stock, QuatRx Series


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D Preferred Shares and QuatRx Series D-1 Preferred Shares, issuable pursuant to
TABLE A OF EXHIBIT 2.1 in exchange for the issued and outstanding Hormos Securities to be surrendered for exchange pursuant to TABLE A OF EXHIBIT 2.1. At the Closing or as soon as practicable after each Additional Seller has executed a joinder agreement to this Agreement, QuatRx shall issue such Additional Seller a stock certificate representing the aggregate number of shares of QuatRx Common Stock issuable pursuant to TABLE B OF EXHIBIT 2.1.

     2.4  EXCHANGE PROCEDURES

          (a) Book Entry System. At the Closing, the Sellers shall deliver to the Finnish Central Securities Depository (the "SHARE REGISTER") such duly completed and validly executed documentation as may be required to prove the transfer of ownership of the Hormos Securities held by the Sellers to QuatRx for recordation in the book-entry shareholder registry maintained by the Share Register. In connection with the delivery of a joinder agreement to this Agreement, each Additional Seller shall deliver to QuatRx the documentation referred to in the preceding sentence.

          (b) No Further Ownership Rights in Hormos Securities. All shares of QuatRx stock issued upon the surrender for exchange of Hormos Securities in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such Hormos Securities.

          (c) Restrictive Legends. Certificates evidencing shares of QuatRx Common Stock, QuatRx Series D Preferred Shares and QuatRx Series D-1 Preferred Shares pursuant to this Agreement shall bear the following legends:

               (i) All certificates shall bear a restrictive legend consistent with Section 7.12 hereof.

               (ii) All certificates shall bear a restrictive legend indicating that the shares evidenced thereby were not registered pursuant to the Securities Act, including any restrictive legend required by, or useful to aid compliance with, Regulations D and S adopted by the Commission thereunder.

3.   ESCROW OF SHARES

     3.1  DELIVERY OF ESCROW SHARES; EARN OUT

          (a) In lieu of delivering to the Sellers certificates for the full number of shares of QuatRx Common Stock, QuatRx Series D Preferred Shares and QuatRx Series D-1 Preferred Shares provided for in TABLE A OF EXHIBIT 2.1 at the Closing, QuatRx shall deliver pursuant to the escrow agreement substantially in the form attached hereto as


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EXHIBIT 3.1 (the "ESCROW AGREEMENT") thirty percent (30%) of the shares of
QuatRx Common Stock, thirty percent (30%) of the QuatRx Series D Preferred Shares and thirty percent (30%) of the QuatRx Series D-1 Preferred Shares issued to the Sellers hereunder (the "ESCROW SHARES") to the party named as escrow agent in the Escrow Agreement (the "ESCROW AGENT"). At the time of issuance of any shares of QuatRx Common Stock to any Additional Seller, QuatRx shall similarly deliver thirty percent (30%) of such shares to the Escrow Agent under the Escrow Agreement and such shares shall be included in the Escrow Shares. The Sellers acknowledge and agree that (i) one-third of the Escrow Shares (the "INDEMNITY SHARES") shall secure the indemnification obligations set forth in
Section 11 and (ii) two-thirds of the Escrow Shares (the "EARN OUT SHARES") shall be escrowed to serve as an "earn out" as described in Section 3.1(b) hereof. The Indemnity Shares shall be held by the Escrow Agent for at least twelve (12) months after the Closing (and any longer period as provided in the Escrow Agreement) and shall be applied in accordance with the terms of the Escrow Agreement.

          (b) The Earn Out Shares shall be released to Sellers if any of the following events shall occur, within ten (10) Business Days of the earliest to occur of such events (each an "EARN OUT EVENT"):

          (i) the closing of a Qualified Public Offering of QuatRx (as defined in the Amended and Restated Certificate of Incorporation of QuatRx) occurring prior to an Ospemifene Discontinuance, as defined below,

          (ii) in the absence of a Regulatory Delay, as defined below, upon the earlier of (a) dosing of the first patient in the second Phase III clinical trial of ospemifene conducted by QuatRx or its licensee, (b) submission by QuatRx or its licensee and acceptance for filing by the FDA of a New Drug Approval seeking marketing approval of ospemifene or, (c) twelve (12) months after the receipt by QuatRx of the final report for the first phase III clinical study of ospemifene conducted by QuatRx or its licensee, unless the Ospemifene Discontinuance occurs prior to such dosing and before the end of such twelve (12) month period, and

          (iii) in the event of a Regulatory Delay, upon the earlier of (a) dosing of the first patient in the second Phase III clinical trial of ospemifene by QuatRx or its licensee or (b) twenty-four
               (24) months after the receipt by QuatRx of the final report for the first phase III clinical study of ospemifene conducted by QuatRx or its licensee, unless the Ospemifene Discontinuance occurs prior to such dosing and before the end of such twenty-four (24) month period.

If the Ospemifene Discontinuance occurs at any time prior to the occurrence of an Earn Out Event, then the Earn Out Shares shall be released to QuatRx and the shares of capital stock of QuatRx so released shall be cancelled. The term "OSPEMIFENE DISCONTINUANCE" shall mean the termination of development of ospemifene by QuatRx and/or its licensee, as evidenced by a resolution of the Board of Directors of QuatRx to completely discontinue all further development and commercialization work on ospemifene by QuatRx and/or its licensee provided that such decision to discontinue is approved pursuant to the standards set forth in section 5(c) of the Escrow Agreement. The term "REGULATORY DELAY" shall mean an action by the FDA which (i) prevents QuatRx from commencing the second Phase III clinical trial of ospemifene, and (ii) lasts beyond the twelve (12) month anniversary of QuatRx' receipt of such final report.

     3.2  SECURITYHOLDER REPRESENTATIVES

          (a) Certain Sellers (hereinafter "ACCREDITED SELLERS"), namely Bio Fund Ventures I LP and II LP, Bio Fund Ventures II Follow-on Fund LP, The Finnish National Fund for Research and Development (Sitra), BI Biomedical Venture III Ltd. (P/S) and H&B Capital LP shall represent themselves in connection with the transactions contemplated by this Agreement.

          (b) (i) Each institutional Seller (excluding the Accredited Sellers referred to above in Section 3.2(a)) hereby irrevocably constitutes and appoints, effective as of the date hereof, Mr. Ari Jauho (together with his permitted successors, the "INSTITUTIONAL SECURITYHOLDER REPRESENTATIVE"), and
(ii) each individual Seller who is a natural person hereby irrevocably constitutes and appoints, effective as of the date hereof, Mr. Kauko Kurkela (together with his permitted successors, the "INDIVIDUAL SECURITYHOLDER REPRESENTATIVE", and together with the Institutional Securityholder Representative, the "SECURITYHOLDER REPRESENTATIVES") as the true and lawful agent and attorney-in-fact to enter into any agreement in connection with the transactions contemplated by this Agreement and any transactions contemplated by the Escrow Agreement, to exercise any or all of the powers, authority and discretion conferred on it under any such agreement, to accept delivery of and to submit for exchange and cancellation any Hormos Securities, to waive any terms and conditions of any such agreement, to give and receive notices on behalf of the Sellers referred to in this Section 3.2(b) ("REPRESENTED SELLERS") and to be their exclusive representatives with respect to any matter or Proceeding arising with respect to any transaction contemplated by any such agreement, including, without limitation, the defense, settlement or compromise of any Proceeding for which any QuatRx Indemnitee may be entitled to indemnification, and to act as the "Purchaser Representative" for any Represented Seller who is not an "accredited investor" as that term is defined in Rule 501 adopted by the Commission under the Securities Act in connection with evaluating the merits and risks of investing in the QuatRx securities to be issued in the Exchange, and the Securityholder Representatives agree to act as, and to undertake the duties and responsibilities of, such agent and attorney-in-fact. In addition, each Represented Seller does hereby appoint the Securityholder Representative designated by it to be its proxy agent (with full power of substitution) and vote all of such Represented Seller's QuatRx Shares with respect to all matters submitted to the shareholders of QuatRx for a vote from time to time. This appointment shall continue in perpetuity, and during said period, Securityholder Representatives shall have all of the power that such Represented Seller would possess with respect to the voting of such Represented Seller's QuatRx Shares. Each Represented Seller hereby waives, to the extent permitted by applicable Law, any right to cancel this proxy at any time.

          (c) QuatRx and the other QuatRx Indemnitees shall be entitled to deal exclusively with the Accredited Sellers and Securityholder Representatives on all matters contemplated herein and in the Escrow Agreement, including on the matters indicated in Sections 8 and 9 and on all matters relating to Section 11, and shall be entitled to rely exclusively (without further evidence of any kind whatsoever) on any document executed or purported to be executed on behalf of any Represented Seller by the Securityholder Representative designated by such Represented Seller, and on any other action taken or purported to be taken on behalf of any Seller by the Securityholder Representative designated by such Represented Seller, as fully binding upon such Represented Seller.

          (d) Neither Securityholder Representative shall be liable to anyone for any action taken or not taken by it in good faith or for any mistake of fact or law for anything that it may do or refrain from doing in connection with its obligations under this Agreement and the Escrow Agreement (i) with the consent of Represented Sellers who, as of the date of this Agreement, owned a majority of the outstanding Hormos shares held by Represented Sellers that designated such Securityholder Representative, or (ii) in the absence of its own gross negligence or willful misconduct. Any action taken or not taken pursuant to the advice of counsel shall be conclusive evidence of the absence of gross negligence or willful misconduct. The applicable Represented Sellers shall, jointly and severally, indemnify and hold the Securityholder Representative designated by such Represented Sellers harmless from any and all liability and expenses that may arise out of any action taken or omitted by it as Securityholder Representative in accordance with this Agreement and the Escrow Agreement, except such liability and expense as may result from the gross negligence or willful misconduct of such Securityholder Representative.

          (e) The Securityholder Representatives may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed to be genuine and to have been signed or presented by the proper party or parties. The Securityholder Representatives shall not be liable for other parties' forgeries, fraud or false representations.

          (f) The Securityholder Representatives shall have the reasonable assistance of QuatRx's and Hormos's officers and employees for purposes of performing their duties and exercising their rights hereunder, provided that the Securityholder Representatives shall treat confidentially and not disclose any nonpublic information from or about QuatRx or Hormos to anyone (except on a need to know basis to individuals who agree to treat such information confidentially).

          (g) If either Securityholder Representative shall be unable or unwilling to serve in such capacity, its successor shall be named by those Represented Sellers holding a majority of the voting Hormos Shares held by the Represented Sellers that designated such Securityholder Representative just before the Closing, and such successor shall serve and exercise the powers of such Securityholder Representative hereunder and under the Escrow Agreement. If for any reason there is no Institutional Securityholder Representative or Individual Securityholder Representative at any time, all references herein to such Securityholder Representative shall be deemed to refer to Represented Sellers who hold a majority of the shares of voting Hormos Shares held by the Represented Sellers that designated such Securityholder Representative outstanding just before the Closing.

          (h) Each Securityholder Representative hereby represents and warrants to the Represented Sellers that: (i) it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the QuatRx securities to be issued in the Exchange and (ii) there is no material relationship between itself and QuatRx, other than the matters set forth in this Agreement relating to the QuatRx securities that it will receive as a result of the transactions contemplated by this Agreement.

4.   REPRESENTATIONS AND WARRANTIES CONCERNING HORMOS

     Except as set forth in the Hormos Disclosure Schedule by means of a disclosure that references the specific representation and warranty which that exception is intended to modify, Hormos hereby represents and warrants to QuatRx as follows:

     4.1  ORGANIZATION AND GOOD STANDING

          (a) Section 4.1 of the Hormos Disclosure Schedule contains a complete and accurate list of the jurisdictions in which Hormos is authorized to do business. Hormos is a corporation duly organized, validly existing under the laws of its jurisdiction of incorporation or formation, with full corporate power and authority to conduct its business as it is now being conducted and to own or use the assets and properties that it purports to own or use. Hormos does not have any Subsidiaries.

          (b) Hormos has delivered to QuatRx correct and complete copies of the Organizational Documents of Hormos.

     4.2  AUTHORITY; NO CONFLICT

          (a) Hormos has the right, power, authority and capacity to execute and deliver this Agreement and the Transaction Documents to which it is and will be a party, to consummate the transactions contemplated hereby and thereby and to perform its obligations under this Agreement and the Transaction Documents to which it is and will become a party. This Agreement has been duly authorized and approved, executed and delivered by Hormos and constitutes the legal, valid and binding obligation of Hormos, enforceable against Hormos in accordance with its terms. Upon the authorization and approval, execution and delivery by Hormos of the Transaction Documents to which it is a party, such Transaction Documents will constitute legal, valid and binding obligations of Hormos, enforceable against Hormos in accordance with their respective terms.

          (b) Neither the execution and delivery of this Agreement or any Transaction Document by Hormos nor the consummation or performance by Hormos of the Exchange or any of the other transactions contemplated hereby or thereby will, directly or indirectly (with or without notice or lapse of time or both):

               (i) contravene, conflict with or result in a violation or breach of (A) any provision of any Organizational Document of Hormos, (B) except as set forth in Section 4.2(b)(i) of the Hormos Disclosure Schedule, any resolution adopted by the board of directors or the shareholders of Hormos, (C) any Law or any Order, award, decision, settlement or process to which Hormos or any of the assets or properties owned or used by Hormos may be subject, or (D) any Governmental Permit that is held by Hormos;

               (ii) result in a breach of or constitute a default, give rise to a right of termination, cancellation or acceleration, create any entitlement to any payment or benefit, or require the consent, authorization or approval of or any notice to or filing with any Person under any material Contract to which Hormos is a party or to which any of its or their assets or properties are bound, or require the consent, authorization or approval of or any notice to or filing with any Governmental Authority to which Hormos or any of its or their assets or properties is subject, except as set forth in Section 4.2(b)(ii) of the Hormos Disclosure Schedule; or

               (iii) result in the imposition or creation of any Encumbrance or Lien upon or with respect to any of the assets or properties owned or used by Hormos.

     4.3  CAPITALIZATION

          The authorized, issued and outstanding equity securities of Hormos consist solely of 892,464 Series A Shares, 319,485 Series B Shares and no Series C Shares (collectively, "HORMOS SHARES"). All of the outstanding Hormos Shares have been duly authorized and validly issued, are fully paid and nonassessable and are owned, of record and beneficially, by the Persons and in the amounts set forth in Section 4.3 of the Hormos Disclosure Schedule. Options to purchase 117,446 Series A Shares were issued ("HORMOS OPTIONS"). None of the Hormos Options are exercisable, and all Hormos Options will expire effective June 30, 2005, except as set forth in
Section 4.3 of the Hormos Disclosure Schedules. Section 4.3 of the Hormos Disclosure Schedule sets forth all outstanding securities of Hormos, including but not limited to all debt securities, Hormos Shares, options, rights and all other securities convertible or exercisable into or for, or exchangeable for, capital stock. Except as set forth in Section 4.3 of the Hormos Disclosure Schedule, there are no voting trusts or other Contracts or understandings to which Hormos or any Hormos Securityholder is a party with respect to the transfer, voting or registration of any Hormos Securities and there are no Contracts relating to the issuance, sale or transfer of any equity securities or other securities of Hormos. Hormos does not own or have any Contract to acquire any equity securities or other securities of any Person or any, direct or indirect, equity or ownership interest in any other business. Except as set forth in Section 4.3 of the Hormos Disclosure Schedule, no Person has any pre-emptive rights, nor any right of first refusal, tag-along, drag along right or any rights similar thereto with respect to any security of Hormos. All of the Hormos Securities have been issued in compliance with the FCA and other applicable Laws. The Additional Sellers have signed either the Old Shareholders Agreement or another enforceable agreement to be bound by the "drag-along" provision set forth in Section 18.4 of the Old Shareholders Agreement.

     4.4  BOOKS AND RECORDS

          The books of account and other records of Hormos, which have been furnished to QuatRx, are true, complete and correct in all material respects. The minute books of Hormos contain true, accurate and complete records of all meetings held of, and corporate action taken by, the stockholders and the board of directors of Hormos. The Share Register contains a true, complete and correct record of all issuances, transfers and repurchases of all Hormos Securities.

     4.5  FINANCIAL STATEMENTS

          The Hormos Financial Statements (i) have been prepared from the books and records of Hormos in accordance with Finnish GAAP, (ii) fully reflect all liabilities and contingent liabilities of Hormos required to be reflected therein on such basis as at the dates thereof and (iii) fairly present the financial position and results of operations of Hormos as of the respective dates thereof and for the periods covered thereby.

     4.6  NO UNDISCLOSED LIABILITIES

          Hormos does not have any liabilities or obligations of any nature (whether known or unknown, absolute, accrued, contingent or otherwise, and whether due or to become due), except for liabilities or obligations reflected or reserved against in the Hormos Financial Statements and current liabilities incurred in the ordinary course of business since December 31, 2004, consistent with past practices, which will not, individually or in the aggregate, have a Hormos Material Adverse Effect.

     4.7  NO MATERIAL ADVERSE EFFECT

          Since December 31, 2004, there has not been any Hormos Material Adverse Effect and no event has occurred or circumstance exists that could reasonably be expected to result in a Hormos Material Adverse Effect.

     4.8  TAXES

          (a) Hormos has filed or caused to be filed with the appropriate Taxing Authorities in a timely manner all Tax Returns required to be filed by it; (i) the information on such Returns is complete and accurate in all material respects; (ii) Hormos has paid in full on a timely basis all Taxes or made adequate provision in the Hormos Financial Statements for all Taxes (whether or not shown on any Return) required to be paid by them; (iii) there are no Encumbrances or Liens for Taxes upon the assets or properties of Hormos other than for Taxes not yet due and payable; (iv) no deficiencies for Taxes have been claimed, proposed, or assessed by any Tax Authority or other Governmental Authority with respect to Hormos, and (v) there are no pending or, to Hormos's knowledge, threatened audits, investigations or claims for or relating to any liability in respect of Taxes of Hormos and there are no matters under discussion with any Governmental Authority with respect to such Taxes. No power of attorney has been executed by or on behalf of Hormos with respect to any matters relating to Taxes with respect to the business or operations of Hormos that is currently in force. No extension or waiver of a statute of limitations relating to Taxes with respect to the business or operations of Hormos is in effect. Hormos has delivered or made available to QuatRx complete and accurate copies of all of such Tax returns.

          (b) There are no outstanding Contracts or waivers with respect to Hormos extending the statutory period of limitation applicable to any Taxes and Hormos has not requested any extension of time within which to file any Return, which has not yet been filed. Hormos has properly requested, received and retained all necessary exemption certificates and other documentation supporting any claimed exemption or waiver of Taxes on sales or other transactions by Hormos prior to the date hereof as to which Hormos would have been obligated to collect or withhold Taxes.

          (c) (i) Hormos has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, or independent contractor; (ii) all material elections with respect to Taxes made by Hormos as of the date hereof are set forth in Section 4.8 of the Hormos Disclosure Schedule;

(iii) there are no private letter rulings in respect of any Tax pending between Hormos and any Tax Authority, if such ruling would affect Hormos; (iv) Hormos is not liable for Taxes of any other Person, and Hormos is not currently under any obligation to indemnify any Person with respect to Taxes, or a party to any tax sharing agreement or any other agreement providing for payments by Hormos with respect to Taxes; (v) Hormos is not a party to any joint venture, partnership or other arrangement or Contract which could be treated as a partnership for Tax purposes; and (vi) Section 4.8 of the Disclosure Schedule contains a list of all jurisdictions to which any Tax is properly payable or in which any Return is required to be filed by Hormos, and no written claim has ever been made by any Tax Authority in any other jurisdiction that Hormos is subject to taxation in such jurisdiction.

          (d) Hormos has not taken any action that would jeopardize or limit its right or ability to make use of the losses Hormos has incurred since its inception against its future income under the Finnish Income Tax Act (1535/1992), as amended from time to time.

          (e) There are no Taxes for which Hormos or QuatRx is or may be liable under Finnish Law as a result of the Exchange other than the share transfer Taxes that QuatRx has agreed to pay; provided that a reduction in Hormos net operating losses shall not be deemed to be a "Tax".

     4.9  TEKES LOANS

          Hormos is now, and has at all times been, in compliance with the terms of all TEKES Loans, including reporting requirements. All TEKES Loans received by Hormos to date have been applied to the projects designated by TEKES for such TEKES Loans in accordance with the terms of such TEKES Loans. Hormos has not received any communications from TEKES, whether oral or written, alleging that Hormos is in violation of, or in default under, the terms of any TEKES Loans.

     4.10 TITLE TO PROPERTIES; ENCUMBRANCES

          Section 4.10 of the Hormos Disclosure Schedule contains a complete and accurate list of all leasehold estates held by Hormos. Hormos does not own, and has never owned, any real property. For each such leasehold, Section 4.10 of the Hormos Disclosure Schedule sets forth the owner or lessor thereof, a brief description thereof (including approximate square meters), when leased, the use made of such property and the approximate annual costs, fees and taxes associated with such property. Hormos has delivered or made available to QuatRx true, correct and complete copies of the real property leases to which Hormos is party or pursuant to which it uses or occupies any real property. Except as set forth in Section 4.10 of the Hormos Disclosure Schedule, Hormos has good title to all of the assets and properties, real and personal, tangible and intangible, it owns or purports to own, or uses in its business, including those reflected on its books and records and in the Hormos Financial Statements (except for accounts receivable collected and inventories, materials and supplies disposed of in the ordinary course of business consistent with past practice after the date of the balance sheet included in the Hormos Interim Financial Statements). Hormos has a valid leasehold, license or other interest in all of the other tangible assets or properties, real or personal, which are used in the operation of its business. Except as set forth in Section 4.10 of the Hormos Disclosure Schedule, all assets and properties owned, leased or used by Hormos are free and clear of all Encumbrances and Liens, except for (a) liens for current Taxes not yet due, (b) workers', common carrier and other similar liens arising in the ordinary course of business, none of which materially detracts from the value or impairs the use of the asset or property subject thereto, or impairs the operations of Hormos, (c) Encumbrances or Liens disclosed in the Hormos Financial Statements, (d) Encumbrances and restrictions set forth in financial leasing agreements listed in Section 4.10 of the Hormos Disclosure Schedule and
(e) with respect to real property, (i) minor imperfections of title, if any, none of which is substantial in amount, materially detracts from the value or impairs the use of the property subject thereto, or impairs the operations of Hormos, (ii) zoning Laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto and (iii) customary restrictions on use and sublease of the real property set forth in the lease agreements, which Encumbrances and restrictions do not impair the present or anticipated use of the property subject thereto.

     4.11 CONDITION AND SUFFICIENCY OF ASSETS

          The Facilities and other tangible assets and property owned or used by Hormos are structurally sound, are in good operating condition and repair (normal wear and tear excepted), and are adequate for the uses to which they are being put, and none of such Facilities or other property and assets owned or used by Hormos is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost. The Facilities and other tangible assets and property owned or used by Hormos are sufficient for the continued conduct of its business after the Closing in substantially the same manner as conducted prior to the Closing.

     4.12 COMPLIANCE WITH LAWS; GOVERNMENTAL AUTHORIZATIONS

          (a) Hormos is in compliance in all respects with all applicable Laws, licenses and Orders affecting any or all of the assets or properties owned or used by Hormos or the business or operations of Hormos including, Occupational Safety and Health Laws and Environmental Laws, except to the extent that any such noncompliance would not have a Hormos Material Adverse Effect. Hormos has not been charged with violating, or to the knowledge of Hormos, threatened with a charge of violating, or under investigation with respect to a possible violation of, any provision of any Law, Order or administrative ruling or license relating to any of its or their assets or properties or any aspect of its or their business where the violation would reasonably be expected to have a Hormos Material Adverse Effect.

          (b) Hormos possesses all Governmental Permits necessary to conduct its business, including without limitation all those that are required by the FDA or any other federal, state or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous materials, except where the failure to possess such certificates, licenses, approvals, authorizations and permits or to make such declarations and filings would not, individually or in the aggregate, have a Hormos Material Adverse Effect; and Hormos has not received, and has no reason to believe it will receive, any notice of proceedings relating to the revocation, suspension or modification of any such Governmental Permits which, if the subject of an unfavorable decision, ruling or finding, would individually or in the aggregate have a Hormos Material Adverse Effect. Section 4.12 of the Hormos Disclosure Schedule contains a complete and accurate list of each Governmental Permit that Hormos is required by applicable Law to hold or that otherwise relates to the business of, or to any of the assets or properties owned or used by, Hormos. Each Governmental Permit listed or required to be listed in Section 4.12 of the Disclosure Schedule is valid and in full force and effect, has not been breached or violated by Hormos, and is not subject to any Proceedings for suspension, modification or revocation.

          (c) Hormos has not violated any applicable Laws in the conduct of its research and development activities.

          (d) Hormos represents and warrants that neither it, nor any of its employees or agents has ever been, is currently, or is the subject of a proceeding that could lead to that party becoming, as applicable, a Debarred Entity or Individual, an Excluded Entity or Individual or a Convicted Entity or Individual. For purposes of this provision, the following definitions shall apply:

               (i) "Debarred Individual" is an individual who has been debarred by the FDA pursuant to Title 21 United States Code Section 335a (a) or (b) from providing services in any capacity to a person that has an approved or pending drug product application.

               (ii) "DEBARRED ENTITY" is a corporation, partnership or Hormos that has been debarred by the FDA pursuant to Title 21 United States Code
Section 335a (a) or (b) from submitting or assisting in the submission of any abbreviated drug application, or a subsidiary or affiliate of a Debarred Entity.

               (iii) An "EXCLUDED INDIVIDUAL" or "EXCLUDED ENTITY" is (A) an individual or entity, as applicable, who has been excluded, debarred, suspended or is otherwise ineligible to participate in federal health care programs such as Medicare or

Medicaid by the Office of the Inspector General ("OIG/HHS") of the U.S. Department of Health and Human Services, or (B) is an individual or entity, as applicable, who has been excluded, debarred, suspended or is otherwise ineligible to participate in federal procurement and non-procurement programs, including those produced by the U.S. General Services Administration ("GSA").

               (iv) "CONVICTED INDIVIDUAL" or "CONVICTED ENTITY" is an individual or entity, as applicable, who has been convicted of a criminal offense that falls within the ambit of Title 42 United States Code Section 1320a
- 7(a), but has not yet been excluded, debarred, suspended or otherwise declared ineligible.

     4.13 LEGAL PROCEEDINGS

          There is no pending Proceeding:

          (a) that has been commenced by or against Hormos or that otherwise relates to the business of, or any of the assets or properties owned or used by, Hormos; or

          (b) that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated hereby.

To the knowledge of Hormos, no such Proceeding has been threatened.

     4.14 ABSENCE OF CERTAIN CHANGES AND EVENTS

          Since December 31, 2004, Hormos has conducted its business only in the ordinary course, consistent with past practice, and there has not been any:

          (a) declaration, setting aside, making or payment of any dividend or other distribution or repurchase or payment in respect of any shares of capital stock of Hormos or any warrants or other rights to acquire any shares of such stock;

          (b) Encumbrance or Lien of or on any of its assets or properties;

          (c) except to the extent indicated in Section 4.14 of the Hormos Disclosure Schedule, payment or increase of any bonuses, salaries or other compensation to any shareholder, director, officer, consultant, agent or sales representative or (except in the ordinary course of business consistent with past practice) employee or entry into any employment, severance or similar Contract with any director, officer or employee;

          (d) adoption of, or increase in the payments to or benefits under, any Employee Benefit Plan for or with any employees, except in the ordinary course of business consistent with past practice;

          (e) damage to or destruction of any asset or property, whether or not covered by insurance, or loss of any customer, which could reasonably be expected to have a Hormos Material Adverse Effect;

          (f) entry into, termination of, or receipt of notice of termination of any Contract or transaction involving a total remaining commitment by or to Hormos of at least $100,000 including the entry into (i) any document evidencing any indebtedness; (ii) any capital or other lease; or (iii) any guaranty;

          (g) sale, lease or other disposition (other than in the ordinary course of business consistent with past practice) of any asset or property;

          (h) creation, incurrence or assumption of any indebtedness for borrowed money or guarantee of any obligation or the net worth of any Person in an aggregate amount in excess of $100,000, except for endorsements of negotiable instruments for collection in the ordinary course of business;

          (i) loan or advance to any Person other than travel and other similar routine advances in the ordinary course of business consistent with past practice, or acquisition of any capital stock or other securities of or any ownership interest in, or a significant portion of the assets of, any other business enterprise;

          (j) capital investment or capital expenditure or capital improvement, addition or betterment in amounts which exceed $100,000 in the aggregate;

          (k) institution or settlement of any Proceeding before any Governmental Authority relating to it or its assets or properties;

          (l) change in the method of accounting or the accounting principles or practices used by Hormos in the preparation of the Hormos Financial Statements;

          (m) amendment or other modification of any of the Organizational Documents of Hormos since December 31, 2004;

          (n) transfer or grant of any rights or licenses under, or entry into any settlement regarding the infringement of, any Hormos Intellectual Property, or entry into any licensing or similar agreements or arrangements, excluding entry into a licensing agreement with Linnea regarding Hormos' HMRlignan(TM) on the terms set forth in the draft of such agreement provided to QuatRx; or

          (o) agreement, whether oral or written, by Hormos to do any of the foregoing.


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

     4.15 CONTRACTS; NO DEFAULTS

          (a) Section 4.15(a) of the Hormos Disclosure Schedule contains a complete and accurate list, and Hormos has delivered or made available to QuatRx true, correct and complete copies, if any are in force, of:

               (i) each Contract or series of related Contracts involving future payments aggregating at least $100,000 that involves performance of services or delivery of goods or materials by Hormos;

               (ii) each Contract or series of related Contracts involving future payments aggregating at least $100,000 that involves performance of services or delivery of goods or materials to Hormos;

               (iii) each lease and other Contract affecting any leasehold or other interest in any real or personal property to which Hormos is a party;

               (iv) each material license agreement or other Contract to which Hormos is a party with respect to Hormos Material IP, including agreements with current or former employees, consultants or contractors regarding the use or disclosure of any Hormos Material IP;

               (v) each collective bargaining agreement and other Contract to or with any labor union or other employee representative of a group of employees involving or affecting Hormos;

               (vi) each joint venture, partnership and other Contract involving a sharing of profits, losses, costs or liabilities by Hormos with any other Person or requiring Hormos to make a capital contribution;

               (vii) each Contract to which Hormos is a party containing covenants that in any way purport to restrict the business activity of Hormos or any of the Hormos Securityholders or limit the freedom of Hormos or any of the Hormos Securityholders to engage in any line of business or to compete with any Person or hire any Person;

               (viii) each employment agreement between Hormos and its employees, each other agreement between Hormos and any of its employees, and each consulting agreement between Hormos and any consultant that has contributed to the Hormos Material IP as part of the services provided under such agreement, with respect to their employment or engagement, as applicable, including but not limited to, non-disclosure and invention assignment agreements;

               (ix) each agreement between Hormos and an officer or director of Hormos or any affiliate of any of the foregoing;

               (x) each Contract for capital expenditures by Hormos in excess of $100,000;

               (xi) each agreement of Hormos under which any money has been or may be borrowed or loaned or any note, bond, factoring agreement, indenture or other evidence of indebtedness has been issued or assumed (other than those under which there remain no ongoing obligations of Hormos), and each guaranty by Hormos of any evidence of indebtedness or other obligation, or of the net worth, of any Person (other than endorsements for the purpose of collection in the ordinary course of business);

               (xii) each stock purchase, merger or other agreement pursuant to which Hormos acquired any material amount of assets (other than capital expenditures), and all relevant documents and agreements delivered in connection therewith;

               (xiii) each agreement pursuant to which Hormos has issued any securities;

               (xiv) each agreement to which Hormos is a party containing a change of control provision; and

               (xv) each other agreement to which Hormos is a party that is material to the operations or business of Hormos.

          (b) Unless otherwise stated in Section 4.15(a) of the Hormos Disclosure Schedule, each Contract identified or required to be identified in
Section 4.15(a) of the Hormos Disclosure Schedule is in full force and effect and is valid and enforceable against Hormos and, to the knowledge of Hormos, against the other parties thereto in accordance with its terms.

          (c) Hormos is in full compliance with all applicable terms and requirements of each Contract under which Hormos has any obligation or liability or by which Hormos or any of the assets or properties owned or used by Hormos is or was bound, except for such noncompliance that could not reasonably be expected to have a Hormos Material Adverse Effect.

          (d) To the knowledge of Hormos, each other Person that has or had any obligation or liability under any Contract under which Hormos has any rights is in full compliance with all applicable terms and requirements of such Contract.

          (e) To the knowledge of Hormos, no event has occurred and no circumstance exists that (with or without notice or lapse of time or both) is likely to result in a material violation or breach of any Contract.

     4.16 INSURANCE

          Section 4.16 of the Hormos Disclosure Schedule sets forth the premium payments and describes all the insurance policies of Hormos. These policies are now in full force and effect in accordance with their terms and expire on the dates shown on Section 4.16 of the Hormos Disclosure Schedule. There has been no default in the payment of premiums on any of such policies, and there is no ground for cancellation or avoidance of any such policies, or any increase in the premiums thereof, or for reduction of the coverage provided thereby. Such policies shall continue in full force and effect up to the expiration dates shown in Section 4.16 of the Hormos Disclosure Schedule. True, correct and complete copies of all insurance policies listed in Section 4.16 of the Hormos Disclosure Schedule have been previously furnished or made available to QuatRx.

     4.17 ENVIRONMENTAL MATTERS

          (a) Hormos is in compliance with all applicable Environmental Laws including, but is not limited to, the possession by Hormos of all Governmental Permits required under applicable Environmental Laws, and compliance with the terms and conditions thereof, except to the extent that any such non-compliance would not have a Hormos Material Adverse Effect. Hormos has not received notice of, and neither Hormos nor any predecessor is the subject of, any Environmental Claim or Remedial Action. There are no circumstances or conditions related to Hormos, Hormos's operations or any Facility that are reasonably likely to prevent or interfere with such compliance or give rise to an Environmental Claim or Remedial Action in the future.

          (b) There are no Environmental Claims that are pending or, to the knowledge of Hormos, threatened against Hormos, any Facility or against any Person whose liability for any Environmental Claim Hormos has retained or assumed either contractually or by operation of Law.

          (c) Neither Hormos, nor any other Person acting on behalf of Hormos (solely with respect to any such other Person, with Hormos's knowledge) has (A) disposed of, transported or arranged for the disposal of any Hazardous Materials to, at or upon: (i) any location other than a site lawfully permitted to receive such Hazardous Materials or (ii) any Facilities and (B) there has not occurred during the period Hormos operated or possessed any Facility or is presently occurring a Release, or threatened Release, of any Hazardous Materials on, into or beneath the surface of, or adjacent to, any Facilities.

          (d) Section 4.17 of the Hormos Disclosure Schedule identifies (i) all environmental audits, assessments, or occupational health studies undertaken by Hormos or its agents on its behalf, or undertaken by any Governmental Authority, or any Person, relating to the Facilities; (ii) the results of any groundwater, soil, air or asbestos monitoring undertaken by Hormos or its agents on its behalf, or, to the knowledge of Hormos, undertaken by any Governmental Authority or any third Person, relating to any Facility; and (iii) all written communications between Hormos and any Governmental Authority arising under or related to Environmental Laws.

     4.18 EMPLOYEES

          (a) Section 4.18 of the Hormos Disclosure Schedule contains a complete and accurate list of the following information for each employee of Hormos: name; job title; base salary; bonus; vacation accrued; service credited for purposes of vesting and eligibility to participate under any employee benefit plan of any nature; and whether such employee is a party to a non-competition agreement with Hormos.

          (b) To the Knowledge of Hormos, no employee of Hormos, is a party to, or is otherwise bound by, any agreement or arrangement, including any non-competition or similar agreement, between such employee and any other Person that could adversely affect (i) the performance of his or her duties as an officer or employee of, or consultant to, Hormos, or (ii) the ability of Hormos to conduct its business as previously conducted or presently proposed to be conducted in the future. Since December 31, 2004, no officer or other employee has terminated and, to the knowledge of Hormos, no other officer or employee of Hormos intends to terminate, his or her employment or consulting relationship with Hormos.

          (c) To the Knowledge of Hormos, no employee of Hormos is bound by any agreement with any other Person that is violated or breached by such employee performing the services he or she is performing for Hormos in connection with the business presently conducted or presently proposed to be conducted by Hormos in the future.

          (d) Hormos has delivered or made available to QuatRx prior to the date hereof true and complete copies of any employment agreements and any procedures and policies relating to the employment of employees of Hormos and the use of temporary employees and independent contractors by Hormos (including summaries of any procedures and policies that are unwritten).

          (e) Each present employee of Hormos, and each consultant that has contributed to the Hormos Material IP as part of services provided for consideration, has entered into a non-disclosure and invention assignment agreement with and in favor of Hormos.

     4.19 EMPLOYEE BENEFITS

          (a) Hormos does not maintain, have an obligation to contribute to or have any actual or contingent liability with respect to any Employee Benefit Plan. Hormos has delivered to QuatRx prior to the date hereof true and complete copies of (i) plan instruments and amendments thereto for all Employee Benefit Plans (or written summaries of any Employee Benefit Plans that are unwritten) and related trust agreements, insurance and other contracts, summary plan descriptions, and summaries of material modifications, and material communications distributed to the participants of each Employee Benefit Plan,
(ii) to the extent annual reports are required with respect to any Employee Benefit Plan, the three most recent annual reports and attached schedules for each Employee Benefit Plan as to which such report is required to be filed and
(iii) where applicable, the most recent (A) opinion, notification and determination letters, (B) audited financial statements, and (C) actuarial valuation reports.

          (b) Each Employee Benefit Plan which provides health, disability or death benefits is fully insured; Hormos is not obligated to directly pay any such benefits or to reimburse any third Person payor for the payment of such benefits.

          (c) Each Employee Benefit Plan is and has been operated in material compliance with its terms and all applicable Laws, Orders or governmental rules and regulations currently in effect with respect thereto, and by its terms can be amended and/or terminated at any time. As of and including the Closing, Hormos (i) shall have performed all material obligations required to be performed by it under, and shall not be in material default under or in material violation of any Employee Benefit Plan and (ii) shall have made all contributions or payments required to be made by it up to and including the Closing with respect to each Employee Benefit Plan, or adequate accruals therefor will have been provided for and will be reflected on the Hormos Financial Statements. All notices, filings and disclosures required by any Law have been timely made.

          (d) Hormos has not received notice of and is not aware of any Proceeding (other than routine claims for benefits) pending or, to the knowledge of Hormos, threatened with respect to any Employee Benefit Plan or against any fiduciary of any Employee Benefit Plan, and there are no facts that could give rise to any such Proceeding. There has not occurred any circumstances by reason of which Hormos may be liable for an act, or a failure to act, by a fiduciary with respect to any Employee Benefit Plan.

          (e) There are no Proceedings against Hormos pending or, to Hormos's knowledge, threatened and no facts exist as a result of which Hormos could have any liability based on, arising out of, in connection with or otherwise relating to the classification of any individual by Hormos as an independent contractor.

          (f) Section 4.19(f) of the Hormos Disclosure Schedule sets forth a true and complete list of each current or former employee, officer or director of Hormos who holds (i) any warrant or option to purchase Hormos Series A Shares, together with the number of shares of Hormos Series A Shares subject to such warrant or option, the exercise price of such warrant or option (to the extent determinable), and the expiration date of such warrant or option; (ii) any Hormos securities that are restricted as a result of an agreement with Hormos or the stock plan of Hormos; and (iii) any other right, directly or indirectly, to receive Hormos Securities or any other compensation based in whole or in part on the value of Hormos capital stock, together with the number of Hormos Securities subject to such right.

          (g) Section 4.19(g) of the Hormos Disclosure Schedule sets forth a true and complete list of (i) all agreements with consultants who are individuals obligating Hormos to make annual cash payments in an amount exceeding $50,000; and (ii) all agreements with respect to the services of independent contractors or leased employees who are individuals or individuals doing business in a corporate form whether or not they participate in any of the Employee Benefit Plans.

          (h) No Employee Benefit Plan (excluding insurance companies that are Hormos shareholders) invests in Hormos Securities; and (ii) the consummation of the transactions contemplated by this Agreement will not, alone or together with any other event, (A) entitle any employee or former employee of Hormos to any payment, (B) result in an increase in the amount of compensation or benefits or accelerate the vesting or timing of payment of any benefits or compensation payable in respect of any employee or former employee or (C) result in any parachute payment, whether under applicable Law or any private agreement, and whether or not such payment is considered reasonable compensation for services rendered. Hormos will take all actions within its control to ensure that all actions required to be taken by a fiduciary of any Employee Benefit Plan in order to effectuate the transaction contemplated by this Agreement shall comply with the terms of such Employee Benefit Plan and applicable Law.

          (i) No Employee Benefit Plan provides benefits, including, without limitation, death or medical benefits (through insurance or otherwise) with respect to any employee or former employee of Hormos beyond their retirement or other termination of service other than (i) coverage mandated by applicable Law,
(ii) retirement or death benefits under any pension plan, (iii) disability benefits under any welfare plan that have been fully provided for by insurance or otherwise, (iv) deferred compensation benefits accrued as liabilities on the Hormos Financial Statements or (v) benefits in the nature of severance pay.

          (j) Hormos has not proposed, agreed to or announced any changes to any Employee Benefit Plan that would cause an increase in benefits under any such Employee

Benefit Plan (or the creation of new benefits or plans) or to change any employee coverage which would cause an increase in the expense of maintaining any such plan.

          (k) No Employee Benefit Plan provides for the payment of severance benefits.

     4.20 LABOR RELATIONS

          (a) Since December 31, 2004, no employee of Hormos has terminated, and to the knowledge of Hormos, no Hormos employee is considering terminating, his or her employment with Hormos.

          (b) To the knowledge of Hormos, no condition or state of facts or circumstances exists which could materially adversely affect Hormos's relations with its employees, including the consummation of the transactions contemplated by this Agreement.

          (c) Hormos is in compliance in all material respects with all applicable Laws respecting employment and employment practices, terms and conditions of employment, wages and hours, employee pensions and employee inventions and Hormos is not engaged in any unfair labor practice.

          (d) There are no strikes, slowdowns, work stoppages or other labor trouble pending or, to the knowledge of Hormos, threatened with respect to the employees of Hormos, nor has any of the above occurred or, to the knowledge of Hormos, been threatened.

          (e) There are no complaints or charges against Hormos pending before any court, and, to the knowledge of Hormos, no complaints or charges have been filed or threatened to be filed against Hormos with any such board or agency.

          (f) To the knowledge of Hormos, no charges with respect to or relating to the business of Hormos are pending before any agency responsible for the prevention of unlawful employment practices.

          (g) Section 4.20(h) of the Hormos Disclosure Schedule accurately sets forth all unpaid severance which, as of the date hereof, is due or claimed, in writing, to be due from Hormos to any Person whose employment with Hormos was terminated.

          (h) Hormos has not received notice of the intent of any Governmental Authority responsible for the enforcement of labor or employment Laws to conduct an investigation of Hormos, and no such investigation is in progress.

          (i) Hormos is not and, to the knowledge of Hormos, no employee of Hormos is, in violation in any material respect of any employment agreement, non-disclosure agreement, non-compete agreement or any other agreement regarding an employee's employment with Hormos.

          (j) Hormos has paid or accrued all wages, holiday pay and holiday bonuses (including any related mandatory contributions) that are due and payable to each of its employees and each of its independent contractors.

     4.21 INTELLECTUAL PROPERTY

          (a) No Hormos Intellectual Property or product or service of Hormos is subject to any Proceeding or outstanding Order, agreement, or stipulation restricting in any manner the use, transfer, or licensing thereof by Hormos, or which may affect the validity, use or enforceability of such Hormos Intellectual Property, except as set forth in Section 4.21 of the Hormos Disclosure Schedule.

          (b) Section 4.21 of the Hormos Disclosure Schedule includes a complete and accurate list of all Hormos Registered Intellectual Property and specifies, where applicable, the jurisdictions in which each such item of Hormos Registered Intellectual Property has been issued or registered or in which an application for such issuance and registration have been filed, including the respective registration or application numbers. The patents listed under the heading "Hormos Material IP" under Section 4.21 of the Hormos Disclosure Schedule are all of the patents owned by or licensed to Hormos related to SARMs and SERMS, including the chemical compounds ospemifene and fispemifene. Each item of Hormos Material IP is valid and subsisting, all necessary registration, maintenance and renewal fees currently due in connection with such Hormos Material IP have been made and all necessary documents, recordations and certificates in connection with such Hormos Material IP have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such Hormos Material IP. Section 4.21 of the Hormos Disclosure Schedule includes a schedule of projected registration, maintenance and renewal fees with respect to the Hormos Material IP for 2005 and 2006.

          (c) Hormos has sufficient title and ownership of, or sufficient rights to use, all Intellectual Property necessary to operate its business as now conducted, and it can obtain, on commercially reasonable terms, any additional rights necessary to operate its business as contemplated to be operated. Each item of Hormos Intellectual Property used by Hormos is free and clear of any Lien or Encumbrance (excluding licenses, rights of first refusal, option rights and related restrictions); and Hormos is the exclusive owner of all trademarks used in connection with the operation or conduct of the business of Hormos, including the sale of any products or the provision of any services by Hormos. Hormos does not own or use any tradenames.

          (d) To the extent that any Intellectual Property has been developed or created by any Person for Hormos, Hormos has a written agreement with such Person with respect thereto and Hormos thereby either (i) has obtained ownership of, and is the exclusive owner of, or (ii) has obtained a license (sufficient for the conduct of its business as currently conducted and as proposed to be conducted) to all such Person's Intellectual Property in such work, material or invention by operation of law or by valid assignment, to the fullest extent it is legally possible to do so. To the extent that any Intellectual Property has been developed by any employee of Hormos during such employee's employment with Hormos, Hormos has exercised its right to obtain ownership of such Intellectual Property in accordance with applicable Laws.

          (e) Except as set forth in Section 4.21 of the Hormos Disclosure Schedule, Hormos has not transferred ownership of, or granted any exclusive license with respect to, any Intellectual Property to any third party.

          (f) Section 4.21 of the Hormos Disclosure Schedule lists all contracts, licenses and agreements to which Hormos is a party (i) with respect to Hormos Intellectual Property licensed or transferred to any third party (other than end-user licenses in the ordinary course); or (ii) pursuant to which a third party has licensed or transferred any Hormos Material IP to Hormos.

          (g) All contracts, licenses and agreements relating to Hormos Intellectual Property are in full force and effect. The consummation of the transactions contemplated by this Agreement will neither violate nor result in the breach, modification, cancellation, termination, or suspension of such contracts, licenses and agreements. Hormos is in compliance with, and has not breached any term of such contracts, licenses and agreements and, to the knowledge of Hormos, all other parties to such contracts, licenses and agreements are in compliance with, and have not breached any term of, such contracts, licenses and agreements. Following the Closing, Hormos will be permitted to exercise all Hormos rights under such contracts, licenses and agreements to the same extent Hormos would have been able to had the transactions contemplated by this Agreement not occurred and without the payment of any additional amounts or consideration other than ongoing fees, royalties or payments which Hormos would otherwise be required to pay.

          (h) To the best of Hormos' knowledge, the use, development, manufacture, sale and import of products embodying the Hormos Material IP by Hormos or its licensees will not infringe any patent or other intellectual property rights of any third party, other than those rights which would be infringed in the absence of the licenses Hormos has been granted. In operating its business and development activities since the inception of Hormos, Hormos has not to its knowledge, infringed or misappropriated any Intellectual Property of any third Person or engaged in unfair competition or any unlawful trade practice.

          (i) Hormos has not received notice or communications alleging that Hormos or its employees has violated or infringed or, by conducting its business as proposed, would violate or infringe any of the Intellectual Property of any other person or entity.

          (j) Except as set forth in Section 4.21 of the Hormos Disclosure Schedule and to the knowledge of Hormos, no Person has infringed or misappropriated or is infringing or misappropriating any Hormos Intellectual Property.

          (k) Hormos has taken reasonable steps to protect the rights of Hormos in Hormos's confidential information and trade secrets that it wishes to protect or any trade secrets or confidential information of third parties provided to Hormos, and, without limiting the foregoing, Hormos has and enforces regulations regarding employee invention assignment in the form provided or made available to QuatRx (the "HORMOS IP REGULATIONS"), and all current employees of Hormos have executed an agreement to be bound by the Hormos IP Regulations, to the extent permitted by applicable Law, except as set forth in Section 4.21 of the Hormos Disclosure Schedule.

          (l) Neither this Agreement nor the transactions contemplated by this Agreement will result in (i) Hormos granting to any third party any right to or with respect to any Intellectual Property right owned by, or licensed to, either of them, (ii) Hormos being bound by, or subject to, or any non-compete or other material restriction on the operation or scope or their respective businesses, or (iii) Hormos being obligated to pay any royalties or other amounts to any third party in excess of those payable by Hormos, in the absence of this Agreement or the transaction contemplated hereby.

          (m) Hormos has provided QuatRx with true and complete copies of all opinions of counsel received with respect to the Hormos Intellectual Property.

     4.22 CERTAIN PAYMENTS

          Neither Hormos nor any director, officer, agent or employee of Hormos, or to the knowledge of Hormos, any other Person associated with or acting for or on behalf of Hormos, has directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment to any Person, private or public, regardless of form, whether in money, property or services: (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, or (iii) to obtain special concessions, or for special concessions already obtained, for or in respect of Hormos or any affiliate of Hormos, or (b) established or maintained any fund or asset of Hormos that has not been recorded in the consolidated books and records of Hormos.

     4.23 RELATIONSHIPS WITH RELATED PERSONS

          No officer or director of Hormos, or holder of more than 1% of the Hormos Shares, nor any spouse or child of any of them or any Person associated with any of them ("RELATED PERSON"), has any ownership interest in any assets or properties (including, without limitation, any Intellectual Property) used in or pertaining to the business of Hormos. Except as set forth in Section 4.23 of the Hormos Disclosure Schedule, no Related Person, owns or owned, directly or indirectly, and whether on an individual, joint or other basis, any equity interest or any other financial or profit interest in any Person that (i) has or had business dealings involving Hormos since the inception of Hormos, or (ii) engaged in competition with Hormos, except that (A) any such person may own stock in publicly-traded companies that may compete with Hormos and (B) any director of Hormos may own interests, directly or indirectly through an Affiliate, in companies that may compete with Hormos. Except as set forth in
Section 4.23 of the Hormos Disclosure Schedule, no Related Person is a party to any Contract with, or has any claim or right against, or owes any amounts to, Hormos. All loans, payables and other amounts due to or from Hormos and its affiliates are listed in Section 4.23 of the Hormos Disclosure Schedule.

     4.24 BROKERS OR FINDERS

          Neither Hormos nor any of its agents has incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or financial advisory services or other similar payment in connection with this Agreement or the Transaction Documents or the transactions contemplated hereby or thereby.

     4.25 RESTRICTIONS ON BUSINESS ACTIVITIES

          Except as set forth in Section 4.25 of the Hormos Disclosure Schedule, there is no Contract or Order binding upon Hormos or, to the knowledge of Hormos, threatened that has, or could reasonably be expected to have, the effect of prohibiting or materially impairing any business practice of Hormos (either individually or in the aggregate), any acquisition of property by Hormos (either individually or in the aggregate), providing of any service by Hormos or the hiring of employees or the conduct of business by Hormos (either individually or in the aggregate).

     4.26 OUTSTANDING INDEBTEDNESS

          Section 4.26 of the Hormos Disclosure Schedule sets forth as of the date of the balance sheet included in the Hormos Interim Financial Statements
(a) the amount of all indebtedness for borrowed money of Hormos then outstanding, including any TEKES Loans, the interest rate and maturity of that indebtedness, and the amount of any prepayment penalty or premium applicable to that indebtedness, (b) any Encumbrances or

Liens which relate to such indebtedness and (c) the name of the lender or the other payee of each such indebtedness.

     4.27 DEPOSIT ACCOUNTS

          Section 4.27 of the Hormos Disclosure Schedule contains a true, correct and complete list of (a) the name of each financial institution in which Hormos has an account or safe deposit box, (b) the names in which each account or box is held, (c) the type of account, and (d) the name of each Person authorized to draw on or have access to each account or box.

     4.28 CLINICAL PROCEDURES

          Hormos is conducting (or is causing to be conducted), and has conducted (or caused to be conducted) the preclinical and clinical tests and studies of the products which Hormos is researching and/or developing (the "HORMOS PRODUCTS") in compliance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards and applicable Law. Hormos has provided documents describing the clinical studies and tests, including related results and regulatory status, and they are complete and accurate in all material respects, and Hormos, after diligent search, is not aware of and clinical studies or tests the results of which reasonably call into question the clinical study and test results provided by Hormos. Neither the FDA nor other regulatory authority has issued any clinical hold orders, warning letters notices of violation, or similar correspondence or communications with respect to such tests, studies or Hormos Products, except as set forth in
Section 4.28 of the Hormos Disclosure Schedule.

     4.29 DISCLOSURE

          No representation or warranty of Hormos or any Seller in this Agreement as modified by statements in the Hormos Disclosure Schedule is inaccurate in any material respect or omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

     4.30 SIGNATORY RIGHTS

          Section 4.29 of the Hormos Disclosure Schedule contains a true, correct and complete list of the name of each Person authorized to sign and execute documents, agreements and instruments (including bank checks) for or on behalf of Hormos.

5.   REPRESENTATIONS AND WARRANTIES OF THE SELLERS

          Each Seller hereby, severally, represents and warrants to QuatRx as follows:

     5.1  AUTHORITY

          Such Seller has the right, power, authority and capacity to execute and deliver this Agreement and the Transaction Documents to which it is or will become a party, to consummate the Exchange and the other transactions contemplated hereby and thereby and to perform its respective obligations under this Agreement and the Transaction Documents to which it is or will become a party. This Agreement has been duly authorized, executed and delivered by it and is enforceable against it in accordance with the terms hereof. It has all authorizations and consents necessary for the execution and delivery of this Agreement, and for the performance of its obligations hereunder. If such Seller is not a natural Person, it is and at the Closing will be duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with corporate power and authority to own, lease and operate its properties and to conduct its business. Upon the authorization and approval, execution and delivery by or on behalf of such Seller of the Transaction Documents to which it is or will become a party, such Transaction Documents will constitute legal, valid and binding obligations of such Seller, enforceable against such Seller in accordance with their respective terms.

     5.2  OWNERSHIP

          Such Seller has, and at the Closing will have, (i) good and marketable title to all the Hormos Securities listed beside its name in Section 4.3 of the Hormos Disclosure Schedule (as to the applicable Seller, the "APPLICABLE SECURITIES"), free and clear of all Encumbrances and Liens, and (ii) full legal right and power to sell, transfer and deliver the Applicable Securities to QuatRx in accordance with this Agreement. The Applicable Securities are the only securities of Hormos held by the Seller. Upon delivery of the Applicable Securities to be exchanged by it to QuatRx in accordance with this Agreement, QuatRx will receive good and marketable title to all the Applicable Securities, free and clear of all Encumbrances and Liens.

     5.3  NO CONFLICT

          None of the execution, delivery or performance of this Agreement or any of the Transaction Documents to which such Seller is or will become a party, and the consummation of the transactions contemplated herein or therein by it conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien or encumbrance upon, any of its properties or assets pursuant to (i) the terms of its Organizational Documents; (ii) the terms of any contract or other agreement to which it is a party or by which it is bound or to which any of its properties is subject, which conflict, breach, violation or default would adversely affect such Seller's ability to perform its obligations hereunder or thereunder; (iii) any statute, rule or regulation of any Governmental Authority having jurisdiction over it or any of its activities or properties; or

(iv) the terms of any Order of any arbitrator or any Governmental Authority having such jurisdiction.

     5.4  NO CONSENT

          No consent, approval, authorization or order of, or any filing or declaration with any Governmental Authority is required for the consummation by such Seller of any of the transactions on its part contemplated under this Agreement.

     5.5  INVESTMENT

          Such Seller is acquiring the QuatRx securities hereunder for its own account and risk and not for the account or benefit of a U.S. Person, and no other person has any interest in or participation in such securities or any right, option, security interest, pledge or other interest in or to such securities. Such Seller is acquiring the QuatRx securities for investment, for its own account and not with a view to distribution. Such Seller acknowledges that the offering and issuance of shares of QuatRx Common Stock, QuatRx Series D Preferred Shares, and QuatRx Series D-1 Preferred Shares hereunder will not be registered under the Securities Act and that such shares will be subject to restrictions on transfer under the United States securities laws and the terms of Section 7.12 hereof.

     5.6  BROKERS AND FINDERS

          Such Seller has not retained any investment banker, broker, or finder in connection with any of the transactions contemplated by this Agreement.

     5.7  UNREGISTERED SECURITIES

          (a) Such Seller understands and acknowledges that the offering of the QuatRx securities pursuant to this Agreement will not be registered under the Securities Act on the grounds that the offering and sale of QuatRx securities contemplated by this Agreement are exempt from registration pursuant to Regulations S under the Securities Act and that QuatRx's reliance upon such exemption is predicated upon such Seller's representations as set forth in this Agreement. Such Seller understands, acknowledges and agrees that it must bear the economic risk of its investment in the QuatRx securities for an indefinite period of time.

          (b) Such Seller understands that pursuant to the requirements of Regulation S, the QuatRx securities issued pursuant to this Agreement may not be offered, sold, disposed of, transferred or encumbered, and Seller agrees not to offer, sell, dispose of, transfer or encumber such securities, unless in compliance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act. Prior to any offer, sale disposition, transfer or encumbrance of such QuatRx securities by such Seller, QuatRx may require, as a condition to effecting a transfer of such securities, an opinion of counsel, acceptable to QuatRx, as to the registration of such securities or exemption therefrom under the Securities Act, and may refuse to register a transfer of such securities if such requirements are not complied with.

          (c) Such Seller consents to QuatRx's placing an appropriate stop transfer order against the certificates representing the QuatRx securities and acknowledges that such certificates will bear a legend in substantially the following form:

          THE SHARES MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (i) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (ii) OTHERWISE UNTIL ONE YEAR AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE CLOSING DATE, EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OF 1933 OR PURSUANT TO REGISTRATION OF THE SHARES OR AN EXEMPTION FROM REGISTRATION. TERMS USED IN THIS LEGEND HAVE THE MEANING GIVEN TO THEM BY REGULATION S. THE SALE OR OTHER DISPOSITION OF THE SHARES IS RESTRICTED AND IN ANY EVENT IS PROHIBITED UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH SALE OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933.

     5.8  EXPERIENCE

          Each Accredited Seller and each Securityholder Representative represents that: (a) it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the QuatRx securities; (b) it believes it has received all the information it has requested from QuatRx and considers necessary or appropriate for deciding whether to obtain QuatRx securities; (c) it has had the opportunity to discuss QuatRx's business, management, and financial affairs with QuatRx management; and (d) it has not relied upon any sales literature, prospectus or presentation other than the Exchange Agreement.

     5.9  NON-U.S. PERSON STATUS

          Such Seller is not a U.S. Person. Such Seller maintains its domicile or business at the address shown on the share register of Hormos. The QuatRx securities to be issued in exchange for the Hormos Securities were offered to the undersigned outside of the United States and will be exchanged for Hormos Securities on the Closing Date in Finland.

     5.10 CERTAIN PAYMENTS

          Neither such Seller, nor, to the knowledge of such Seller, any other Person associated with or acting for or on behalf of such Seller, has directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment to any Person, private or public, regardless of form, whether in money, property or services: (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, or (iii) to obtain special concessions, or for special concessions already obtained, for or in respect of Hormos or any affiliate of Hormos, or (b) established or maintained any fund or asset of Hormos that has not been recorded in the consolidated books and records of Hormos.

     5.11 DISCLOSURE

          To the knowledge of such Seller, no representation of Hormos in this Agreement as modified by statements in the Hormos Disclosure Schedule is inaccurate in any material respect or omits to state a material fact necessary to make the statements herein or therein, in the light of the circumstances under which they were made, not misleading.

6.   REPRESENTATIONS AND WARRANTIES OF QUATRX

          Except as set forth in the QuatRx Disclosure Schedule by means of a disclosure that references the specific representation and warranty which that exception is intended to modify, QuatRx hereby represents and warrants to Hormos and the Sellers as follows:

     6.1  ORGANIZATION AND GOOD STANDING

          (a) Section 6.1 of the QuatRx Disclosure Schedule contains a complete and accurate list of the jurisdictions in which QuatRx is authorized to do business. QuatRx is a corporation duly organized, validly existing and in good standing under the laws of Delaware. QuatRx has full corporate power and authority to conduct its business as it is now being conducted and to own or use the assets and properties that it purports to own or use. QuatRx is duly qualified to do business as a foreign corporation and is in good standing under the Laws of each state or other jurisdiction in which either the ownership or use of the assets or properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a QuatRx Material Adverse Effect.

          (b) QuatRx has delivered to Hormos correct and complete copies of the Organizational Documents of QuatRx.

     6.2  AUTHORITY; NO CONFLICT

          (a) QuatRx has the right, power, authority and capacity to execute and deliver this Agreement and the Transaction Documents to which it is or will become a party, to consummate the Exchange and the other transactions contemplated hereby and thereby and to perform its obligations under this Agreement and the Transaction Documents to which it is or will become a party. This Agreement has been duly authorized and approved, executed and delivered by QuatRx and constitutes the legal, valid and binding obligation of QuatRx, enforceable against QuatRx in accordance with its terms. Upon the authorization and approval, execution and delivery by QuatRx of the Transaction Documents to which it is or will become a party, such Transaction Documents will constitute legal, valid and binding obligations of QuatRx, enforceable against QuatRx in accordance with its terms.

          (b) Neither the execution and delivery of this Agreement or any Transaction Document by QuatRx nor the consummation or performance by QuatRx of the Exchange or any other transaction contemplated hereby or thereby will, directly or indirectly (with or without notice or lapse of time or both):

               (i) contravene, conflict with or result in a violation or breach of (A) any provision of the Organizational Documents of QuatRx, (B) any resolution adopted by the board of directors or the stockholders of QuatRx, (C) any legal requirement or any Order, award, decision, settlement or process to which QuatRx or any of the assets or properties owned or used by QuatRx may be subject, or (D) any Governmental Permit that is held by QuatRx;

               (ii) result in a breach of or constitute a default, give rise to a right of termination, cancellation or acceleration, create any entitlement to any payment or benefit, or require the consent, authorization or approval of or any notice to or filing with any third Person under any material Contract to which QuatRx is a party or to which its assets or properties are bound, or require the consent, authorization or approval of or any notice to or filing with any Governmental Authority to which QuatRx or its assets or properties is subject; or

               (iii) result in the imposition or creation of any Encumbrance or Lien upon or with respect to any of the assets or properties owned or used by QuatRx.

     6.3  CAPITALIZATION

          The authorized, issued and outstanding equity securities of QuatRx consist solely of 3,976,000 shares of QuatRx Common Stock, 1,575,000 shares of Series A Preferred Stock, par value $0.01 per share, 4,200,000 shares of Series B Preferred Stock, par value $0.01 per share, 25,596,491 shares of Series C Preferred Stock, par value $0.01 per share, and 29,071,429 shares of Series D Preferred Stock, par value $0.01 per share (collectively, "QUATRX SHARES"). All of the outstanding QuatRx Shares have been duly authorized and validly issued, are fully paid and nonassessable and are owned, of record and beneficially, by the Persons and in the amounts set forth in Section 6.3 of the QuatRx Disclosure Schedule, which shall in addition include (i) capitalization table of QuatRx immediately prior to Closing (ii) capitalization table immediately after Closing
(iii) capitalization tables after second and third tranche of investments set forth in Section 7.15 below. Section 6.3 of the QuatRx Disclosure Schedule sets forth the number of shares of QuatRx Common Stock underlying granted, unexercised Options and Options reserved for future grant. All of the options to purchase shares of QuatRx Common Stock have been duly authorized and validly issued and are owned, of record and beneficially, by the Persons and in the amounts set forth in Section 6.3 of the QuatRx Disclosure Schedule. Section 6.3 of the QuatRx Disclosure Schedule sets forth all outstanding securities of QuatRx, including but not limited to all debt securities, QuatRx Shares, options to purchase QuatRx Common Stock, rights and all other securities convertible or exercisable into or for, or exchangeable for, capital stock. Except as set forth in Section 6.3 of the QuatRx Disclosure Schedule, there are no voting trusts or other Contracts or understandings to which QuatRx or any holder of QuatRx Shares is a party with respect to the transfer, voting or registration of any QuatRx Shares and there are no Contracts relating to the issuance, sale or transfer of any equity securities or other securities of QuatRx. QuatRx does not own or have any Contract to acquire any equity securities or other securities of any Person or any, direct or indirect, equity or ownership interest in any other business. No Person has any pre-emptive rights, nor any right of first refusal, tag-along, drag along right or any rights similar thereto with respect to any security of QuatRx. All of the QuatRx Shares have been issued in compliance with the Securities Act.

     6.4  BOOKS AND RECORDS

          The books of account and other records of QuatRx, any of which that have been requested by Hormos have been furnished to Hormos, are true, complete and correct in all material respects. The minute books of QuatRx contain true, accurate and complete records of all meetings held of, and corporate action taken by, the stockholders, the board of directors, and committees of the board of directors of QuatRx. The share registry of QuatRx contains a true, complete and correct record of all issuances, transfers and repurchases of all shares of stock of QuatRx.

     6.5  FINANCIAL STATEMENTS

          Except as set forth in Section 6.5 of the QuatRx Disclosure Schedule, the QuatRx Financial Statements (i) have been prepared from the books and records of QuatRx in accordance with U.S. GAAP, (ii) fully reflect all liabilities and contingent liabilities of QuatRx required to be reflected therein on such basis as at the dates thereof, and (iii) fairly present the financial position of QuatRx and the share holdings of QuatRx's shareholders as of the dates of the balance sheets included in the QuatRx Financial Statements and the results of QuatRx's operations and cash flow for the periods indicated.

     6.6  NO UNDISCLOSED LIABILITIES

          QuatRx does not have any liabilities or obligations of any nature (whether known or unknown, absolute, accrued, contingent or otherwise, and whether due or to become due), except for liabilities or obligations reflected or reserved against in the QuatRx Financial Statements and current liabilities incurred in the ordinary course of business since the date of the balance sheet included in the QuatRx Financial Statements, consistent with past practices, which will not, individually or in the aggregate, have a QuatRx Material Adverse Effect.

     6.7  NO MATERIAL ADVERSE EFFECT

          Since December 31, 2004, there has not been any QuatRx Material Adverse Effect and no event has occurred or circumstance exists that could reasonably be expected to result in a QuatRx Material Adverse Effect.

     6.8  TAXES

          (a) Except as set forth in Section 6.8 of the QuatRx Disclosure Schedule, all federal, state, local and foreign Tax Returns required to be filed by or with respect to QuatRx have been timely filed with the appropriate governmental or Taxing Authority. All such Tax Returns are materially accurate, true and complete, and QuatRx is not the beneficiary of any extension of time to file any such Tax Return. QuatRx has delivered or made available to Hormos complete and accurate copies of all of such Tax returns.

          (b) QuatRx has timely paid or made provision for the payment of all Taxes that have or may reasonably be expected to become due with respect to the business or operations of QuatRx for periods (or portions thereof) ending before the date hereof. All Taxes (including, without limitation, sales and use and employment taxes) that QuatRx is or was required to withhold or collect with respect to the business or operations of QuatRx prior to the date hereof have been duly withheld or collected and, to the extent required, have been timely paid to the proper Governmental or Taxing Authority or other person. QuatRx has properly requested, received and retained all necessary exemption certificates and other documentation supporting any claimed exemption or waiver of Taxes on sales or other transactions by QuatRx prior to the date hereof as to which QuatRx would have been obligated to collect or withhold Taxes.

          (c) There are no Encumbrances or Liens for Taxes (other than Taxes not yet due and payable) upon any of QuatRx's assets.

          (d) No deficiencies for Taxes that have been claimed, proposed or assessed by any Governmental Authority against QuatRx or with respect to the business or operations of QuatRx. There are no current, pending or, to the knowledge of QuatRx, threatened audits, investigations or claims for or relating to any liability in respect of Taxes with respect to the business or operations of QuatRx, and there are no matters under discussion with any Governmental Authority with respect to such Taxes. No power of attorney has been executed by or on behalf of QuatRx with respect to any matters relating to Taxes with respect to the business or operations of QuatRx that is currently in force. No extension or waiver of a statute of limitations relating to Taxes with respect to the business or operations of QuatRx is in effect. QuatRx has not received a written claim within the immediately preceding three years by a governmental or taxing authority in a jurisdiction in which QuatRx operates or in which any of QuatRx's assets are located, where QuatRx does not file Tax Returns, that QuatRx may be subject to taxation in that jurisdiction.

          (e) (i) QuatRx has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee or independent contractor; (ii) all material elections with respect to Taxes made by QuatRx as of the date hereof are set forth in Section 6.8 of the QuatRx Disclosure Schedule; (iii) there are no private letter rulings in respect of any Tax pending between QuatRx and any Tax Authority, if such ruling would affect QuatRx; (iv) QuatRx is not liable for Taxes of any other Person, and QuatRx is not currently under any obligation to indemnify any Person with respect to Taxes, or a party to any tax sharing agreement or any other agreement providing for payments by QuatRx with respect to Taxes; (v) QuatRx is not a party to any joint venture, partnership or other arrangement or Contract which could be treated as a partnership for Tax purposes; and (vi) Section 6.8 of the Disclosure Schedule contains a list of all jurisdictions to which any Tax is properly payable or any Return is required to be filed by QuatRx, and no written claim has ever been made by any Tax Authority in any other jurisdiction that QuatRx is subject to taxation in such jurisdiction.

     6.9  TITLE TO PROPERTIES; ENCUMBRANCES

          QuatRx has good and marketable title to its properties and assets and good title to all its leasehold estates, in each case subject to no Liens or Encumbrances, other than, or resulting from (a) Taxes which have not yet become delinquent and (b) Liens and

Encumbrances which do not materially detract from the value of the property subject thereto or impair the operations of QuatRx. QuatRx owns no real property.

     6.10 CONDITION AND SUFFICIENCY OF ASSETS

          The Facilities and other tangible assets and property owned or used by QuatRx are structurally sound, are in good operating condition and repair (normal wear and tear excepted), and are adequate for the uses to which they are being put, and none of such Facilities or other property and assets owned or used by QuatRx is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost. The Facilities and other tangible assets and property owned or used by QuatRx are sufficient for the continued conduct of its business after the Closing in substantially the same manner as conducted prior to the Closing.

     6.11 COMPLIANCE WITH LAWS; GOVERNMENTAL AUTHORIZATIONS

          (a) QuatRx is in compliance in all material respects with all Laws, licenses and Orders affecting any or all of the assets or properties owned or used by QuatRx or the business or operations of QuatRx including Occupational Safety and Health Laws and Environmental Laws. QuatRx has not been charged with violating, or to the knowledge of QuatRx, threatened with a charge of violating, or under investigation with respect to a possible violation of, any provision of any Law, Order or administrative ruling or license relating to any of its or their assets or properties or any aspect of its or their business where the violation would reasonably be expected to have a QuatRx Material Adverse Effect.

          (b) QuatRx possesses all Governmental Permits necessary to conduct its business, including without limitation all those that may be required by the FDA or any other federal, state or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous materials, except where the failure to possess such certificates, licenses, approvals, authorizations and permits or to make such declarations and filings would not, individually or in the aggregate, have a QuatRx Material Adverse Effect; and QuatRx has not received, and has no reason to believe it will receive, any notice of proceedings relating to the revocation, suspension or modification of any such Governmental Permits which, if the subject of an unfavorable decision, ruling or finding, would individually or in the aggregate have a QuatRx Material Adverse Effect. Section 6.11 of the QuatRx Disclosure Schedule contains a complete and accurate list of each Governmental Permit that QuatRx is required by applicable laws to hold or that otherwise relates to the business of, or to any of the assets or properties owned or used by, QuatRx. Each Governmental Permit listed or required to be listed in Section 6.11 of the Disclosure Schedule is valid and in full force and effect, has not been breached or violated by QuatRx, and is not subject to any Proceedings for suspension, modification or revocation.

          (c) QuatRx represents and warrants that neither it, nor any of its employees or agents has ever been, is currently, or is the subject of a proceeding that could lead to that party becoming, as applicable, a Debarred Entity or Individual, an Excluded Entity or Individual or a Convicted Entity or Individual. For purposes of this provision, the definitions set forth in Section 4.12(d)(i)-(iv) shall apply.

     6.12 LEGAL PROCEEDINGS

          There is no pending Proceeding:

          (a) that has been commenced by or against QuatRx or that otherwise relates to the business of, or any of the assets or properties owned or used by, QuatRx; or

          (b) that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated hereby.

To the knowledge of QuatRx, no such Proceeding has been threatened.

     6.13 CHANGES IN CONDITIONS

          Except as specifically set forth in Section 6.13 of the QuatRx Disclosure Schedule, since December 31, 2004, (a) QuatRx has not entered into any transaction which was not in the ordinary course of business, (b) there has been no adverse change in QuatRx's business, properties, prospects or financial condition, (c) QuatRx has not incurred any material Tax liability, (d) there has been no resignation or termination of employment of any officer or key employee of QuatRx and QuatRx does not know of any impending resignation or termination of employment of any such officer or key employee that if consummated would constitute a QuatRx Material Adverse Effect, (e) there has been no waiver by QuatRx of a valuable right or of a debt owing to QuatRx which would constitute a QuatRx Material Adverse Effect, (f) there has not been any satisfaction or discharge of any Lien or Encumbrance or any payment of any obligation by QuatRx except in the ordinary course of business, (g) QuatRx has not taken any action that would require the prior approval of the holders of the Series A Preferred, the Series B Preferred or the Series C or Series D Preferred pursuant to Article IV, Section 5 of the Restated Certificate of Incorporation of QuatRx and (h) there has not been any sale, assignment or transfer of any Intellectual Property of QuatRx. QuatRx has no agreement or commitment to do any of the things described in this Section 6.13.

     6.14 CONTRACTS; NO DEFAULTS

          (a) Section 6.14 of the QuatRx Disclosure Schedule sets forth a complete and accurate list of all Contracts or series of Contracts to which QuatRx or any of its subsidiaries is a party or by which it is bound (i) that is material to QuatRx or the conduct of its business, (ii) that involves (1) obligations (contingent or otherwise) of, or payments to, QuatRx in excess of $100,000 in the aggregate, (2) the license of any Intellectual Property to or from QuatRx or any of its subsidiaries, (3) the grant of rights to manufacture, produce, assemble, license, market, or sell its products to any other person or affect QuatRx's exclusive right to develop, manufacture, assemble, distribute, market or sell its products or (4) the indemnification by QuatRx with respect to infringements of Intellectual Property or any other matter, or (iii) under which QuatRx is restricted from carrying on any business anywhere in the world. QuatRx has delivered or made available to Hormos a true, complete and correct copy of each written Contract and a reasonably detailed written description of each oral Contract listed on the QuatRx Disclosure Schedule.

          (b) With respect to each Contract required to be set forth in the QuatRx Disclosure Schedule pursuant to Section 6.14(a) hereof (whether such Contract is listed in such QuatRx Disclosure Schedule): (i) such Contract is a legal, valid and binding obligation of QuatRx and, to the knowledge of QuatRx, the other parties thereto; (ii) QuatRx is not in default under such Contract and, to the knowledge of QuatRx, no other person that is a party to such Contract is in default thereunder; and (iii) no event has occurred or no circumstance exists that (with or without notice or lapse of time) may contravene, conflict with, or result in a material violation or breach of, or give QuatRx or any other person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, such Contract.

     6.15 INSURANCE

          QuatRx has in effect insurance covering risks associated with its business in such amounts as are customary in its industry for entities of comparable size, including, but not limited to, Directors and Officers liability insurance. QuatRx is not aware of any pending or threatened claims against QuatRx for personal injuries or property damage.

     6.16 ENVIRONMENTAL AND SAFETY LAWS

          QuatRx is not in violation of any applicable Law relating to the environment or occupational health and safety, based on QuatRx's business as currently conducted, no material expenditures are or will be required in order to comply with any such existing Law.

     6.17 EMPLOYEES; EMPLOYEE BENEFITS

          QuatRx's employees are not represented by any labor unions, nor, to QuatRx's knowledge, is any union organization campaign in progress or threatened. To QuatRx's knowledge, no employee of QuatRx is in violation of any term of any employment contract, patent disclosure agreement or any other contract or agreement relating to the right of any such employee to be employed by QuatRx because of the nature of the business conducted by QuatRx or for any other reason, and the continued employment by QuatRx of its present employees will not result in any such violations. Except as set forth in Section 6.17 of the QuatRx Disclosure Schedule, QuatRx is not party to or bound by any Employee Benefit Plans. Except as set forth in Section 6.17 of the QuatRx Disclosure Schedule, the employment of each officer and employee of QuatRx is terminable at the will of QuatRx without triggering severance or other additional compensation. Each officer, employee and consultant of QuatRx has executed a Confidentiality, Non-Disclosure and Development Assignment Agreement, a copy of which has been made available to Hormos and QuatRx will obtain such signed agreements from each officer, employee and consultant in the future. No former or current employee, officer or consultant of QuatRx has excluded works or inventions made prior to his or her employment with QuatRx from his or her assignment of inventions pursuant to such employee, officer or consultant's proprietary information and inventions agreement. QuatRx is not aware that any of its officers, employees and consultants is in violation of such Confidentiality, Non-Disclosure and Development Assignment Agreement and will use reasonable efforts to prevent any such violation. To QuatRx's knowledge, QuatRx has complied with all applicable state and federal equal employment opportunity and other laws related to employment. QuatRx does not have or otherwise contribute to or participate in any employee benefit plan subject to the Employee Retirement Security Act of 1974, as amended.

     6.18 INTELLECTUAL PROPERTY

          (a) QuatRx has sufficient title and ownership of, or sufficient rights to use, all Intellectual Property necessary to operate its business as now conducted, and believes it can obtain, on commercially reasonable terms, any additional rights necessary to operate its business as contemplated to be operated, and, to QuatRx's knowledge after reasonable inquiry, the QuatRx Material IP does not, and would not, conflict with or constitute an infringement of the rights of others. Section 6.18(a) of the QuatRx Disclosure Schedule contains a complete and accurate list of all trademarks, service marks, trade names, patents, patent applications and registered copyrights of QuatRx. The patents listed under the heading "QuatRx Material IP" under Section 6.18 of the QuatRx Disclosure Schedule are all of the patents owned by or licensed to QuatRx related to projects 401, 431, 101 and 411.

          (b) Except as set forth in Section 6.18(b) of the QuatRx Disclosure Schedule, there are no outstanding options, licenses, or agreements of any kind relating to the matters listed in Section 6.18(a) of the QuatRx Disclosure Schedule or that grant rights to any other person to manufacture, license, produce, assemble, market or sell QuatRx's products, nor is QuatRx bound by or a party to any options, licenses, or agreements of any kind with respect to the Intellectual Property of any other person or


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

entity, except for "shrinkwrap" or "clickwrap" or similar licenses of commercially-available third-party software.

          (c) QuatRx has not received any communications alleging that QuatRx or its employees has violated or infringed or, by conducting it business as proposed, would violate or infringe any of the Intellectual Property of any other person or entity.

          (d) To QuatRx's knowledge, no employee of QuatRx is obligated under any Contract, or subject to any Order, that would interfere with the use of such employee's best efforts to promote the interests of QuatRx or that would conflict with QuatRx's business as proposed to be conducted.

          (e) Neither the execution nor delivery of this Agreement, nor the carrying on of QuatRx's business by the employees of QuatRx will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any Contract under which any of such employees is now obligated.

          (f) QuatRx is in compliance with, and has not breached any term of contracts, licenses and agreements relating to QuatRx Material IP and, to the knowledge of QuatRx, all other parties to such contracts, licenses and agreements are in compliance with, and have not breached any term of, such contracts, licenses and agreements.

          (g) To the best of QuatRx's knowledge, the use, development, manufacture, sale and import of QuatRx's products embodying the QuatRx Material IP by QuatRx and its licensees will not infringe any patent or other intellectual property rights of any third party, other than those rights which would be infringed in the absence of the licenses that QuatRx has been granted by ILEX Products, Inc., Deltanoid Pharmaceuticals, Inc., and EndoChem.

          (h) Except as set forth in Section 6.18(h) of the QuatRx Disclosure Schedule, QuatRx has not transferred ownership of, or granted any exclusive license with respect to, any Intellectual Property to any third party.

          (i) Section 6.18(i) of the QuatRx Disclosure Schedule lists all contracts, licenses and agreements to which QuatRx is a party (i) with respect to QuatRx Material IP licensed or transferred to any third party (other than end-user licenses in the ordinary course); or (ii) pursuant to which a third party has licensed or transferred any Intellectual Property to QuatRx.

          (j) QuatRx has not to its knowledge infringed or misappropriated any Intellectual Property of any third Person or engaged in unfair competition or any unlawful trade practice.


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

          (k) QuatRx has taken reasonable steps to protect the rights of QuatRx in QuatRx's confidential information and trade secrets that it wishes to protect or any trade secrets or confidential information of third parties provided to Hormos.

          (l) QuatRx has provided Sellers with true and complete copies of all opinions of counsel received with respect to the QuatRx Material IP.

     6.19 RELATIONSHIPS WITH RELATED PERSONS

          Except as set forth in Section 6.19 of the QuatRx Disclosure Schedule, except for (a) transactions relating to purchases of shares of QuatRx's Common Stock pursuant to stock purchase agreements between QuatRx and each of its founders, (b) regular salary payments and fringe benefits under an individual's compensation package with QuatRx, (c) the issuance of shares of QuatRx Series D Preferred pursuant to the terms and conditions of the Series D Preferred Stock Purchase Agreement dated as of November 22, 2004 between QuatRx and the purchasers named thereon (the "STOCK PURCHASE AGREEMENT"), and (d) the Investment Documents, as defined in the Stock Purchase Agreement, or other contracts or agreements referred to or contemplated herein or therein, no Related Person has any agreement, understanding, proposed transaction or is indebted to QuatRx, nor is QuatRx indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of QuatRx's knowledge, no Related Person has any direct or indirect ownership interest in any firm or corporation with which QuatRx is affiliated or with which QuatRx has a business relationship, or any firm or corporation that competes with QuatRx, except that any such person may own stock in publicly traded companies that may compete with QuatRx. No Related Person is directly or indirectly interested in any material contract with QuatRx.

     6.20 CLINICAL PROCEDURES

          QuatRx is conducting (or is causing to be conducted), and has conducted (or caused to be conducted) the preclinical and clinical tests and studies of the products which QuatRx is developing (the "QUATRX PRODUCTS") in compliance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards and applicable local, state and federal laws, rules, regulations and guidances, including, but not limited to, the principles of Good Clinical Practice, the Federal Food, Drug and Cosmetic Act and implementing regulations at 21 C.F.R. Parts 50, 54, 56, 58 and 312, and has made all reports, filings and notifications required thereunder, including, but not limited to, the reports required by 21 C.F.R. Section 312.32. QuatRx has provided documents describing the clinical studies and tests, including related results and regulatory status, and they are complete and accurate in all material respects, and QuatRx, after diligent search, is not aware of and clinical studies or tests the results of which reasonably call into question the clinical study and test results provided by QuatRx. Except as set forth in
Section 6.20 of the QuatRx Disclosure Schedule, neither the FDA nor other regulatory


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

authority has issued any clinical hold orders, warning letters notices of violation, or similar correspondence or communications with respect to such tests, studies or QuatRx Products.

     6.21 REGISTRATION RIGHTS AND VOTING RIGHTS

          Except as provided in the Investors' Rights Agreement, as defined in the Stock Purchase Agreement, QuatRx is not under any obligation to register any presently outstanding securities, or any securities which may hereafter be issued, under the Securities Act of 1933. To QuatRx's knowledge, except as contemplated by the Voting Agreement, as defined in the Stock Purchase Agreement, no stockholders of QuatRx have entered into any agreements with respect to the voting of capital shares of QuatRx.

     6.22 VALIDITY OF SECURITIES

          The QuatRx Common Stock, QuatRx Series D Preferred Shares and QuatRx Series D-1 Preferred Shares, when issued, sold, and delivered in accordance with the terms and for the consideration expressed in this Agreement, will be duly and validly issued and non-assessable.

     6.23 SECURITIES ACT

          Subject to the accuracy of the Sellers' representations in Section 5 hereof, the offer, sale and issuance of the shares of QuatRx Common Stock, QuatRx Series D Preferred Shares and QuatRx Series D-1 Preferred Shares pursuant to Section 2.1 in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act.

     6.24 BROKERS OR FINDERS

          Neither QuatRx nor any of its agents has incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or financial advisory services or other similar payment in connection with this Agreement or the Transaction Documents or the transactions contemplated hereby or thereby.

     6.25 DISCLOSURE

          No representation or warranty of QuatRx in this Agreement as modified by statements in the QuatRx Disclosure Schedule is inaccurate in any material respect or omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.


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

7.   COVENANTS

     The  parties, as applicable, hereby covenant and agree as follows:

     7.1  NORMAL COURSE

          (a) Hormos. From the date hereof until the Closing, Hormos shall: (i) maintain its corporate existence; (ii) maintain the general character of its business; (iii) maintain in effect all of its presently existing insurance coverage (or substantially equivalent insurance coverage); (iv) preserve intact in all material respects its business organization, preserve its goodwill and the confidentiality of its business know how, exercise reasonable efforts to keep available the services of its current officers and employees and preserve its present material business relationships with its collaborators, licensors, customers, suppliers and other Persons with which it has material business relations; (v) comply with the terms of the TEKES Loans and use the TEKES Loans only for the projects designated by TEKES in accordance with the terms of the TEKES Loans, (vi) preserve and maintain its Intellectual Property, including by paying all registration, maintenance and renewal fees in respect of its patents; and (vii) in all respects conduct its business only in the usual and ordinary manner consistent with past practice and perform all Contracts.

          (b) QuatRx. From the date hereof until the Closing, QuatRx shall: (i) maintain its corporate existence; (ii) maintain the general character of its business; (iii) maintain in effect all of its presently existing insurance coverage (or substantially equivalent insurance coverage); (iv) preserve intact in all material respects its business organization, preserve its goodwill and the confidentiality of its business know how, exercise reasonable efforts to keep available the services of its current officers and employees and preserve its present material business relationships with its collaborators, licensors, customers, suppliers and other Persons with which it has material business relations; (v) preserve and maintain its Intellectual Property, including by paying all registration, maintenance and renewal fees in respect of its patents; and (vi) in all respects conduct its business only in the usual and ordinary manner consistent with past practice and perform all Contracts.

     7.2  CONDUCT OF BUSINESS

          (a) Hormos. Without limiting the provisions of Section 7.1, from the date hereof until the Closing (or earlier if and when this Agreement is terminated in accordance with Section 10), Hormos shall not, and the Sellers shall cause Hormos not to, except as contemplated by this Agreement, directly or indirectly, do, or propose to do, any of the following without the prior written consent of QuatRx, which consent shall not be unreasonably withheld or delayed:


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

               (i) amend or otherwise modify its Organizational Documents;

               (ii) issue, sell, dispose of or Encumber or authorize the issuance, sale, disposition or Encumbrance of, or grant or issue any option, warrant or other right to acquire or make any agreement of the type referred to in Section 4.3, with respect to, any shares of its capital stock or any other of its securities or any security convertible or exercisable into or exchangeable for any such shares or securities, or alter any term of any of its outstanding securities or make any change in its outstanding shares of capital stock or its capitalization, whether by reason of a reclassification, recapitalization, stock split, combination, exchange or readjustment of shares, stock dividend or otherwise;

               (iii) Encumber any material assets or properties;

               (iv) declare, set aside, make or pay any dividend or other distribution to any shareholder with respect to its capital stock;

               (v) redeem, purchase or otherwise acquire any of its capital stock or other securities;

               (vi) increase the compensation or other remuneration or benefits payable or to become payable to any director or executive officer, or increase the compensation or other remuneration or benefits payable or to become payable to any of its other employees or agents, except, with respect to such other employees or agents only, for increases in the ordinary course of business consistent with past practice;

               (vii) adopt or (except as otherwise required by law) amend or make any unscheduled contribution to any employee benefit plan for or with employees, or enter into any collective bargaining agreement;

               (viii) terminate or modify a Contract requiring future payments to or from such party, individually in excess of $50,000, or in the aggregate in excess of $100,000, except for terminations of Contracts upon their expiration during such period in accordance with their terms;

               (ix) create, incur, assume or otherwise become liable for any indebtedness in an aggregate amount in excess of $25,000, or accept, incur, assume or otherwise become liable for any TEKES Loans, or guarantee or endorse any obligation or the net worth of any Person, except for endorsements of negotiable instruments for collection in the ordinary course of business;

               (x) enter into any license or transfer agreement with respect to any Hormos Intellectual Property, or enter into any license or transfer agreement with respect to any intellectual property of third parties, other than "off-the-shelf" license agreements;


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

               (xi) sell, transfer, lease or otherwise dispose of any of its assets or properties, except in the ordinary course of business consistent with past practice and for a cash consideration equal to the fair value thereof at the time of such sale, transfer, lease or other disposition;

               (xii) cancel, compromise, release or waive any material debt, claim or right;

               (xiii) make any loan or advance to any Person other than travel and other similar routine advances in the ordinary course of business consistent with past practice, or acquire any capital stock or other securities or any ownership interest in, or substantially all of the assets of, any other business enterprise;

               (xiv) make any material capital investment or expenditure or capital improvement, addition or betterment, other than those specified in the list of planned capital expenditures set forth on EXHIBIT 7.2(A)(XIV);

               (xv) change its method of accounting or the accounting principles or practices used in the preparation of the Hormos Financial Statements, other than as required by GAAP;

               (xvi) institute or settle any Proceeding before any Governmental Authority relating to it or its assets or properties;

               (xvii) adopt a plan of dissolution, liquidation or corporate restructuring;

               (xviii) enter into any Contract, except Contracts made in the ordinary course of business consistent with past practice;

               (xix) make any new election with respect to Taxes or any change in current elections with respect to Taxes, or settle or compromise any federal, state, local or foreign Tax liability or agree to an extension of a statute of limitations;

               (xx) commence any legal proceeding or settle any legal proceeding; or

               (xxi) enter into any commitment to do any of the foregoing, or take any action that would make any of the representations or warranties of such party contained in this Agreement untrue or incorrect in any material respect (subject to the knowledge and materiality limitations set forth therein) or cause any covenant, condition or agreement of such party in this Agreement not to be complied with or satisfied in any material respect.


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

     In addition, without the prior written consent of QuatRx, from the date hereof until the Closing:

               (xxii) none of the Sellers shall effect, permit or facilitate Hormos to become a party to any Alternative Acquisition, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction; and

               (xxiii) none of the Sellers shall permit or facilitate the taking of any action prohibited in (i) to (xxi) above.

          (b) QuatRx. Without limiting the provisions of Section 7.1, from the date hereof until the Closing (or earlier if and when this Agreement is terminated in accordance with Section 10), QuatRx shall not, except as contemplated by this Agreement, directly or indirectly, do, or propose to do, any of the following without the prior written consent of Hormos, which consent shall not be unreasonably withheld or delayed:

               (i) amend or otherwise modify its Organizational Documents;

               (ii) declare, set aside, make or pay any dividend or other distribution to any shareholder with respect to its capital stock;

               (iii) redeem, purchase or otherwise acquire any of its capital stock or other securities, except for redemptions or repurchase of securities held by employees of QuatRx upon termination of their employment;

               (iv) cancel, compromise, release or waive any material debt, claim or right;

               (v) adopt a plan of dissolution, liquidation or corporate restructuring;

               (vi) make any new election with respect to Taxes or any change in current elections with respect to Taxes, or settle or compromise any federal, state, local or foreign Tax liability or agree to an extension of a statute of limitations;

               (vii) enter into any commitment to do any of the foregoing, or take any action that would make any of the representations or warranties of such party contained in this Agreement untrue or incorrect in any material respect (subject to the knowledge and materiality limitations set forth therein) or cause any covenant, condition or agreement of such party in this Agreement not to be complied with or satisfied in any material respect.


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

     7.3  CERTAIN FILINGS

          Hormos, Sellers and QuatRx shall cooperate with respect to all filings, applications and notices with Governmental Authorities and other Persons that are required to be made by Hormos, the Sellers or QuatRx, including any filing with the Finnish Competition Authority, to carry out the transactions contemplated by this Agreement or that may be necessary or useful to assure that Hormos can conduct its business after the Closing as it conducted its business before the Closing.

     7.4  NOTIFICATION OF CERTAIN MATTERS

          Each party shall promptly notify the others of (i) the occurrence or non-occurrence of any fact or event of which such party has knowledge that would be reasonably likely (A) to cause any representation or warranty of such party contained in this Agreement to be untrue or incorrect in any material respect at any time from the date hereof to the Closing or (B) to cause any covenant, condition or agreement of such party in this Agreement not to be complied with or satisfied in any material respect and (ii) any failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder in any material respect; provided, however, that no such notification shall affect any of the representations or warranties of such party, or the right of the other party to rely thereon, or the conditions to the obligations of the parties, or the remedies available hereunder, except as provided in the last sentence of Section 10.6. The parties shall give prompt notice to the other parties of any notice or other communication from any third Person alleging that the consent of such third Person is or may be required in connection with the transactions contemplated by this Agreement.

     7.5  ACCESS TO INFORMATION; CONFIDENTIALITY

          Upon reasonable written notice, Hormos and QuatRx each shall afford to and shall cause their respective Representatives to afford, the Representatives of the other reasonable access, during the period prior to the Closing, to all its Facilities, properties, assets, books, Contracts and records and, during such period, Hormos and QuatRx each shall furnish promptly to the other all information concerning its business, Facilities, properties, assets and personnel as such other party may reasonably request, and each shall make available to the other and its Representatives the appropriate individuals (including officers, employees, accountants, counsel and other professionals) for discussion of the other's business, Facilities, properties, assets and personnel as either QuatRx or Hormos may reasonably request. Each party shall keep such information confidential in accordance with the terms of the Confidentiality Agreement.


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

     7.6  NO SOLICITATION BY HORMOS

          Hormos shall not, and shall not permit any, officer, director, Seller, employee, investment banker or other agent or Representative of Hormos, to, directly or indirectly, (i) solicit, engage in discussions or negotiate with any Person (whether or not such discussions or negotiations are initiated by Hormos), or take any other action intended or designed to facilitate the efforts of any Person, other than QuatRx, relating to the possible acquisition of Hormos (whether by way of merger, purchase of capital stock, purchase of assets or otherwise) or any portion of its capital stock or assets (with any such efforts by any such Person to make such an acquisition referred to as an "ALTERNATIVE ACQUISITION"), (ii) provide information with respect to Hormos to any Person, other than QuatRx and its Representatives, relating to a possible Alternative Acquisition by any Person, other than QuatRx, (iii) enter into an agreement with any Person, other than QuatRx, providing for a possible Alternative Acquisition or (iv) make or authorize any statement, recommendation or solicitation in support of any possible Alternative Acquisition by any Person, other than by QuatRx. Hormos shall immediately notify QuatRx of any contact from any Person regarding a possible Alternative Acquisition, including the name of such Person and the content of any discussions or requests for information.

     7.7  HORMOS OPTIONS

          None of the Hormos Options are exercisable and all Hormos Options will expire on June 30, 2005, except as set forth in Section 4.3 of the Hormos Disclosure Schedule. Hormos shall not grant any further options or rights to purchase Hormos Shares after the date hereof.

     7.8 OLD SHAREHOLDER AGREEMENT

          Hormos and Sellers shall use commercially reasonable efforts to cause all holders of Hormos Shares parties to the Old Shareholder Agreement to terminate such agreement effective upon the Closing of the Exchange.

     7.9  HORMOS ARTICLES OF ASSOCIATION

          Hormos shall amend its Articles of Association as set forth on EXHIBIT
7.9 hereto.

     7.10 ACTIONS OF HORMOS SECURITYHOLDERS

          Immediately after execution of this Agreement, Hormos and Sellers shall take all reasonable action that is necessary or advisable to secure the execution and delivery by each of the Hormos Securityholders of all approvals and Transaction Documents necessary for Closing. From the date hereof until the Closing, the Hormos


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

Securityholders shall not sell, transfer, dispose of or Encumber any of their Hormos Securities.

     7.11 LOCK-UP

          In connection with the initial public offering of QuatRx's securities and upon request of the underwriters managing such offering of the Company's securities, each Seller hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of QuatRx (other than those included in the registration) without the prior written consent of such underwriters for such period (not to exceed 180 days, but subject to such extension(s) as may be required by the underwriters in order to publish research reports while complying with Rule 2711 of the National Association of Securities Dealers, Inc.) from the effective date of such registration as may be requested by such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of QuatRx's initial public offering. In order to enforce the foregoing covenant, QuatRx may impose stop-transfer instructions with respect to the QuatRx securities until the end of such period.

     7.12 SITRA LOANS

          Hormos shall obtain written confirmation from Castren & Snellman that the Exchange will not affect capital loan 1391 from SITRA or require immediate repayment of any amounts due or owing under such loan.

     7.13 QUATRX BOARD OF DIRECTORS

          QuatRx shall use its commercially reasonable efforts to cause the size of the Board of Directors of QuatRx to be increased to nine (9) members so that a designee of the Sellers can be elected to the Board of Directors of QuatRx at such time as the Sellers designate such person.

     7.14 QUATRX OPTIONS

          QuatRx shall reserve for issuance under its stock option plan up to 900,000 options of which it is contemplated that (a) 450,000 options shall be granted to continuing employees of Hormos as soon as practicable after the Closing and (b) the remainder shall have been granted to continuing employees of Hormos no later than the one year anniversary of the Closing Date (or otherwise issued to Sellers as an equivalent number of shares of QuatRx Common Stock), subject to the approval of the Board of Directors of QuatRx. The options granted pursuant to this Section 7.14 shall have the terms described in the new stock option plan of QuatRx to be delivered to Hormos promptly after it has been approved by the board of directors and shareholders of QuatRx.


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

     7.15 INVESTMENT OPPORTUNITY

          QuatRx shall use its commercially reasonable efforts to cause the requisite holders of QuatRx Preferred Shares to agree to amend the financing agreements with respect to the Series D Preferred Shares as set forth on EXHIBIT
7.15 hereto to permit certain Sellers (each of which commits to purchase at least $250,000 of Series D Preferred Shares) to purchase up to $6 million Series D Preferred Shares in the aggregate in three tranches as follows: $1.4 million within two weeks after the Closing Date, $2.6 million upon the occurrence of the Subsequent Closing, as defined in such financing agreements, and $2 million upon the occurrence of the Additional Shares Closing, as defined in such financing agreements.

     7.16 EMPLOYEE MATTERS

          Hormos shall use commercially reasonable efforts to cause each current employee of Hormos to enter into an agreement regarding non-disclosure of Hormos confidential information and the Hormos IP Regulations in the form set forth as
EXHIBIT 7.16 hereto.

     7.17 SIGNATORY SHAREHOLDERS

          Hormos and Sellers shall use commercially reasonable efforts to cause all holders of Hormos Securities to sign this Agreement.

     7.18 TRANSFER TAX

          QuatRx shall pay the transfer tax payable upon the transfer of the Hormos Securities contemplated hereunder within the time period required by applicable law.

     7.19 REASONABLE EFFORTS; FURTHER ACTION

          (a) Upon the terms and subject to the conditions hereof, each of the parties hereto shall use its reasonable efforts (exercised diligently and in good faith) to take, or cause to be taken, all actions and to do, or cause to be done, all other things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, to obtain in a timely manner all necessary waivers, consents, authorizations and approvals and to effect all necessary registrations and filings, and otherwise to satisfy or cause to be satisfied all conditions precedent to its obligations under this Agreement, and to effect the Closing by May 15, 2005.

          (b) If, at any time after the Closing, any such further action is necessary or desirable to carry out the purposes of this Agreement, the officers and directors of QuatRx and Hormos and/or the Sellers immediately prior to the Closing are fully


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

authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary or desirable action.

8.   CONDITIONS TO OBLIGATIONS OF QUATRX

          The obligations of QuatRx under this Agreement to consummate the Exchange and the other transactions contemplated hereby shall be subject to the satisfaction, at or prior to the Closing, of each of the following conditions, any one or more of which may be waived by QuatRx:

     8.1  REPRESENTATIONS AND WARRANTIES

          The representations and warranties of Hormos and the Sellers contained in this Agreement and in the other Transaction Documents, the Hormos Disclosure Schedule and each certificate delivered pursuant hereto shall be complete and correct as of the date when made, shall be deemed repeated at and as of the Closing as if made on the Closing and, without giving effect to any qualification as to materiality (or any variation of such term) contained in any representation or warranty, shall then be complete and correct in all material respects.

     8.2  PERFORMANCE OF COVENANTS

          Hormos and the Sellers shall have taken all necessary corporate or other actions to consummate the transactions contemplated hereby and shall have performed and complied in all material respects with each covenant, agreement and condition required by this Agreement to be performed or complied with by it at or prior to the Closing, including those covenants set forth in Section 7.1-7.19 hereto.

     8.3  LACK OF ADVERSE CHANGE

          There shall not have occurred any incident or event which, individually or in the aggregate, has had, or in the reasonable good faith judgment of QuatRx is reasonably likely to result in, a Hormos Material Adverse Effect.

     8.4  OFFICER CERTIFICATE AND SECURITYHOLDER REPRESENTATIVE CERTIFICATE

          QuatRx shall have received favorable certificates, dated the Closing, signed by the Chief Executive Officer of Hormos as to the matters set forth in Sections 8.1, 8.2 and 8.3.


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     8.5  NO GOVERNMENTAL OR OTHER PROCEEDING; ILLEGALITY

          No Order of any Governmental Authority shall be in effect that restrains or prohibits any transaction contemplated hereby or that would limit or affect QuatRx's ownership or operation of the business or assets of Hormos. No Proceeding by any Governmental Authority shall be pending or threatened against QuatRx or Hormos or any director or officer of any thereof or any Hormos Securityholder, that challenges the validity or legality, or that restrains or seeks to restrain the consummation, of the transactions contemplated hereby, or that limits or otherwise affects or seeks to limit or otherwise affect QuatRx's right to own or operate the business or assets of Hormos, or that compels or seeks to compel QuatRx or any of its Subsidiaries to divest, abandon, license, dispose of, hold separate or take similar action with respect to any portion of the business, assets or properties (tangible or intangible) of QuatRx or any of its Subsidiaries or Hormos. No Law or Order shall be enacted, entered, enforced or deemed applicable to the Exchange or any of the other transactions contemplated hereby which makes the consummation of the Exchange or any of the other transactions contemplated hereby illegal.

     8.6  APPROVALS AND CONSENTS

          All material waivers, approvals, authorizations or Orders required to be obtained, and all filings required to be made, by Hormos or the Sellers, for the authorization, execution and delivery of this Agreement and the Transaction Documents, the consummation by it of the transactions contemplated hereby and thereby, and the continuation in full force and effect of any and all material rights, documents, instruments and Contracts of Hormos, without restriction, burden or payment obligation other than those that exist or would have existed had the transactions covered by this Agreement and the Transaction Documents never occurred, shall have been obtained and made, including all consents or approvals of any Person that may be required under any lease for real property to which Hormos is a party. In addition, all waiting periods applicable to the consummation of the Exchange and the other transactions contemplated hereby shall have expired or terminated.

     8.7  OPINION OF COUNSEL

          Hormos shall have delivered to QuatRx legal opinion of Roschier Holmberg, dated the Closing Date and addressed to QuatRx, as to the matters set forth on EXHIBIT 8.7 hereto.


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     8.8  ESCROW AGREEMENT

          There shall have been executed and delivered to QuatRx the Escrow Agreement with such modifications thereto as may be agreed in accordance with the amendment provisions set forth in the Escrow Agreement.

     8.9  ARTICLES OF ASSOCIATION

          The Articles of Association of Hormos shall have been amended as set forth on EXHIBIT 7.9 hereto.

     8.10 OTHER AGREEMENTS

          Hormos and each of Hormos's officers, directors, securityholders and employees, as applicable, shall have entered into the Transaction Documents to which it is a party including those described in Section 7.8, 7.15 and 7.16.

     8.11 RESIGNATION OF DIRECTORS

          Each of the directors of Hormos, if any, whom QuatRx requests resign, shall have submitted his written resignation as a director of Hormos effective as of the Closing.

     8.12 SHARE REGISTER

          Hormos shall have complied with Section 2.4(a).

     8.13 MERGER LEGISLATION

          Finland shall not have enacted any legislation affecting the ability of parties to merge or combine or requiring review of any proposed merger, combination or share exchange by any Government Authority or, if enacted, the necessary approvals have been obtained.

     8.14 SHAREHOLDER SIGNATURES

          Holders of at least 95% in interest of the Hormos Securities, including all holders of Series B Shares and Hormos Notes, shall have executed this Agreement.

     8.15 HORMOS FINANCIAL STATEMENTS

          The Hormos Financial Statements shall meet the requirements of Regulation S-X under the Securities Act and the Securities Exchange Act of 1934, as amended, and Hormos shall have delivered a customary management representation letter


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in connection therewith. In addition, Hormos shall have delivered the Hormos
Interim Financial Statements to QuatRx.

     8.16 SITRA

          QuatRx shall have received the written assurances from Castren & Snellman described in Section 7.12.

     8.17 TEKES

          QuatRx shall have received a written confirmation on TEKES letterhead signed by an authorized representative of TEKES of the decisions taken by the Board of Directors of TEKES on March 11, 2005 regarding the TEKES Loans, which shall contain the same substance as the written confirmation delivered by TEKES to Hormos on March 14, 2005.

     8.18 HORMOS NOTES

          The holders of the Hormos Notes shall have agreed to extend the maturity date and conversion period of the Hormos Notes from March 15, 2005 to a date no earlier than the Closing Date, and none of such holders shall have converted their Hormos Notes into Hormos Series C Shares or demanded repayment of their Hormos Notes.

9.   CONDITIONS TO OBLIGATIONS OF HORMOS AND SELLERS

          The obligations of Hormos and the Sellers under this Agreement to consummate the Exchange and the other transactions contemplated hereby shall be subject to the satisfaction, at or prior to the Closing, of each of the following conditions, any one or more of which may be waived by Hormos.

     9.1  REPRESENTATIONS AND WARRANTIES

          The representations and warranties of QuatRx contained in this Agreement, the QuatRx Disclosure Schedule and each certificate delivered pursuant hereto shall be complete and correct as of the date when made, shall be deemed repeated at and as of the Closing as if made on the Closing and, without giving effect to any qualification as to materiality (or any variation of such term) contained in any representation or warranty, shall then be complete and correct in all material respects.

     9.2  PERFORMANCE OF COVENANTS

          QuatRx shall have taken all necessary corporate actions to consummate the transactions contemplated hereby and shall have performed and complied in all material


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respects with each covenant, agreement and condition required by this Agreement to be performed or complied with by them at or prior to the Closing.

     9.3  LACK OF ADVERSE CHANGE

          There shall not have occurred any incident or event which, individually or in the aggregate, has had a QuatRx Material Adverse Effect.

     9.4  ELECTION OF DIRECTOR

          [Intentionally omitted].

     9.5  INVESTMENT OPPORTUNITY

          The requisite shareholders of QuatRx and QuatRx shall have executed the agreements referred to in Section 7.15 hereto.

     9.6  OFFICER CERTIFICATES

          Hormos shall have received favorable certificates, dated the Closing Date, signed by the Chief Executive Officer, or the Chief Financial Officer of QuatRx as to the matters set forth in Sections 9.1, 9.2 and 9.3.

     9.7  NO GOVERNMENTAL OR OTHER PROCEEDING

          No Order of any Governmental Authority shall be in effect that restrains or prohibits any transaction contemplated hereby. No Law or Order shall be enacted, entered, enforced or deemed applicable to the Exchange or the other transactions contemplated hereby which makes the consummation of the Exchange or the other transactions contemplated hereby illegal.

     9.8  APPROVALS AND CONSENTS

          All material waivers, approvals, authorizations or Orders required to be obtained, and all filings required to be made, by QuatRx for the authorization, execution and delivery of this Agreement and the Transaction Documents, the consummation by it of the transactions contemplated hereby and thereby, and the continuation in full force and effect of any and all material rights, documents, instruments and Contracts of QuatRx.


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
10.  TERMINATION OF AGREEMENT

          This Agreement may be terminated at any time prior to the Closing, notwithstanding approval thereof by Hormos, the Sellers and QuatRx, in the following circumstances:

     10.1 MUTUAL CONSENT

          By mutual written consent of QuatRx and Hormos.

     10.2 TRANSACTION DATE

          If the Closing shall not have occurred by June 30, 2005, then QuatRx (on behalf of itself) or Hormos (on behalf of itself and the Sellers) may terminate this Agreement, unless such failure shall be due to a material breach of any representation or warranty, or the nonfulfillment in a material respect, and failure to cure such nonfulfillment, of any covenant or agreement contained herein on the part of the party seeking to terminate this Agreement or one or more of the parties on whose behalf that party is acting.

     10.3 FINAL ORDER OF GOVERNMENTAL AUTHORITY

          By QuatRx or Hormos (on behalf of the Sellers) if a Governmental Authority shall have issued a nonappealable final Order or taken any other action having the effect of permanently restraining, enjoining or otherwise prohibiting either of the Exchanges or any other transaction contemplated hereby.

     10.4 BREACH

          By QuatRx if there has been a material misrepresentation by Hormos or any of the Sellers, or a material breach on the part of Hormos or any of the Sellers of any of their warranties, covenants or agreements set forth herein or in any of the agreements delivered under Section 8.10, or a material failure on the part of Hormos or any of the Sellers to comply with any of their other obligations hereunder or in any such agreements, or if QuatRx reasonably determines that the timely satisfaction of any condition set forth in Section 8 has become impossible (other than as a result of any failure on the part of QuatRx to comply with or perform any covenant or obligation set forth in this Agreement); or by Hormos (on behalf of itself and the Sellers) or by Accredited Sellers holding a majority in interest of the Hormos Shares held by the Accredited Sellers, if there has been a material misrepresentation by QuatRx, or a material breach on the part of QuatRx of any of its warranties, covenants or agreements set forth herein, or a material failure on the part of QuatRx to comply with any of its other obligations hereunder or if Hormos reasonably determines that the timely satisfaction of any condition set forth in Section 9 has become impossible (other than as a result of any failure on the part of


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Hormos or any Sellers to comply with or perform any covenant or obligation set forth in this Agreement or in any of the agreements delivered under Section 8.10); provided, however, that if such breach is curable by a party within 30 days, then for so long as such party continues to exercise its reasonable efforts the other parties may not terminate this Agreement under this Section
10.4 unless such breach is not cured within 30 days (but no cure period shall be required for a breach that by its nature cannot be cured).

     10.5 TERMINATION PROCEDURES

          If QuatRx wishes to terminate this Agreement pursuant to Section 10.2,
10.3 or Section 10.4, QuatRx shall deliver to Hormos, the Accredited Sellers and the Securityholder Representatives a written notice stating that QuatRx is terminating this Agreement and setting forth a brief description of the basis on which QuatRx is terminating this Agreement. If Hormos wishes to terminate this Agreement pursuant to Section 10.2, 10.3 or Section 10.4, Hormos shall deliver to QuatRx a notice, in writing, stating that Hormos is terminating this Agreement and setting forth a brief description of the basis on which it is terminating this Agreement.

     10.6 EFFECT OF TERMINATION

          In the event of the termination of this Agreement pursuant to Section 10.1, 10.2, 10.3 or 10.4, this Agreement shall forthwith become void, except that (i) the Confidentiality Agreement and Sections 11, 12.2, 12.4, 12.6, 12.7, 12.8, 12.9, 12.10, 12.11, 12.12, 12.13 and 12.14 of this Agreement shall survive such termination, and (ii) nothing herein shall relieve any party from liability for any misrepresentation, breach of or failure to comply with this Agreement.

11.  INDEMNIFICATION

     11.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS

          (a) Except as otherwise provided in this Section 11, the representations, warranties, covenants and agreements of each party under this Agreement and the agreements delivered under Section 8.10 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any other party hereto, any affiliate of such party or any of their officers, directors or Representatives, whether prior to or after the execution of this Agreement.

          (b) The parties' representations and warranties in this Agreement and in any document or instrument delivered pursuant to this Agreement shall survive the Closing and continue until 5:00 p.m., New York time, on the date that is twelve months after the Closing Date (the "EXPIRATION DATE"). Notwithstanding the preceding sentence, (i) the


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Tax representations and warranties set forth at Section 4.8 and 6.8, the ownership representations and warranties set forth at Section 5.2, and the analogous ownership representations and warranties set forth in the agreements delivered under Section 8.10 shall survive for the applicable statutes of limitation; and (ii) any representation or warranty in respect of which indemnity may be sought under Section 11.2 or 11.3 shall survive the time at which it would otherwise terminate pursuant to the preceding sentence, if the notice of the inaccuracy or breach thereof shall have been given to the party against whom such indemnity may be sought prior to such time.

     11.2 OBLIGATION OF HORMOS AND THE SELLERS

          Subject to Sections 11.4 and 11.5 Hormos and each Seller (each such Seller, an "INDEMNIFYING SELLER") shall indemnify, reimburse, defend and hold harmless QuatRx and each of its successors and permitted assigns and each of its respective directors, officers, employees, affiliates, Subsidiaries, Representatives and their respective successors and permitted assigns (each a "QUATRX INDEMNITEE") severally (i) from and against all Losses resulting from, imposed upon, incurred or suffered by any of them, based upon, arising out of or otherwise in respect of any inaccuracy in or any breach of any representation or warranty in Section 5, covenant or agreement of Hormos or any Seller in this Agreement or in any of the agreements delivered under Section 8.10, (ii) from and against all Losses resulting from, imposed upon, incurred or suffered by any of them, based upon, arising out of or otherwise in respect of any inaccuracy in or any breach of any representation or warranty in Section 4, or any covenant or agreement of Hormos, (iii) from and against all Environmental, Health, and Safety Liabilities arising out of, or attributable or relating to, the operations of Hormos prior to the Closing and the Facilities, (iv) from and against all Losses arising out of third party claims relating to the research or development of any compounds or products by Hormos or its licensees or subcontractors prior to the Closing, and (v) from and against all Losses arising out of any exercise by a holder of Hormos Shares of its redemption rights under applicable Law or the Hormos Articles of Association. In addition, each Accredited Seller shall indemnify, reimburse, defend and hold harmless the QuatRx Indemnitees severally from and against any Losses resulting from, imposed upon, incurred or suffered by any of them, based upon, arising out of or otherwise in respect of the calculation of the allocation to the Hormos Sellers of shares of QuatRx stock set forth in Exhibit 2.1. Notwithstanding the foregoing, after the Closing takes place, Hormos shall have no indemnification obligations to any QuatRx Indemnitee or any implied or other obligation to indemnify or reimburse any Seller for or with respect to any amounts for which any Seller indemnifies any QuatRx Indemnitee or relinquishes rights in the Indemnity Shares. The Sellers severally agree that the Indemnity Shares shall be available to the extent provided in this Section 11 and in the Escrow Agreement to compensate the QuatRx Indemnitees for the forgoing Losses.


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

     11.3 OBLIGATION OF QUATRX

          Subject to Sections 11.4 and 11.5, QuatRx shall indemnify, reimburse, defend and hold harmless (i) Hormos (prior to Closing) and its directors, officers, employees, affiliates, Representatives and their respective successors and permitted assigns and (ii) Sellers and each of their successors and permitted assigns and each of their respective directors, officers, employees, affiliates, Subsidiaries, Representatives and their respective successors and permitted assigns (each in sections (i) and (ii) referred to as a "HORMOS INDEMNITEE") from and against Losses resulting from, imposed upon, incurred or suffered by any of them, based upon, arising out of or otherwise in respect of any inaccuracy in or any breach of any representation and warranty of QuatRx under Section 6, or any breach of any covenant or agreement of QuatRx contained in this Agreement.

     11.4 LIMITS ON INDEMNIFICATION, REIMBURSEMENT, ETC.

          (a) No QuatRx Indemnitee shall have any right to seek indemnification, reimbursement or defense under this Agreement or the Escrow Agreement unless and until the total amount of all Losses that would otherwise be indemnifiable hereunder and have been incurred by the QuatRx Indemnitees as a group exceed $150,000 (determined on the basis of the exchange rate or rates published in The Wall Street Journal on the date or dates that is or are 15 days after QuatRx gives the Accredited Sellers and the Securityholder Representatives written notice of the claim with which the Losses and Environmental, Health, and Safety Liabilities are associated, the "THRESHOLD AMOUNT"), in which case, subject to
Section 11.4(c), all Losses and Environmental, Health, and Safety Liabilities (not just those in excess of the Threshold Amount) shall be fully indemnifiable. Subject to Section 11.4(c), QuatRx acknowledges that the QuatRx Indemnitees' sole right and remedy for indemnification pursuant to this Agreement after the Closing shall be limited with respect to each Seller to the consideration received by such Seller in connection with this transaction, provided, however, that QuatRx shall recover first from the Indemnity Shares before seeking recovery from the individual Sellers. For purposes of the foregoing, the number of Indemnity Shares to be forfeited and returned to QuatRx shall be as set forth in the Escrow Agreement.

          (b) No Hormos Indemnitee shall have any right to seek indemnification, reimbursement or defense under this Agreement unless and until the total amount of all Losses that would otherwise be indemnifiable hereunder and have been incurred by the Hormos Indemnitees as a group exceed the Threshold Amount, in which case all Losses (not just those in excess of the Threshold Amount) shall be fully indemnifiable. The Hormos Indemnitees acknowledges that the Hormos Indemnitees' sole right and remedy for indemnification pursuant to this Agreement after the Closing shall be limited to a dollar amount equal to the consideration received by the Sellers in connection with this transaction at the Closing.


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          (c) Notwithstanding the foregoing, no aspect of Section 11.4(a) shall apply to any Losses or Environmental, Health, and Safety Liabilities based upon, arising out of or otherwise in respect of any fraudulent breach of any representation or warranty of Hormos or any Hormos Securityholder set forth in this Agreement or any of the agreements delivered under Section 8.10.

     11.5 INDEMNIFICATION PROCEDURES

          (a) Notice. Whenever any third Person claim shall arise for which indemnification may be sought hereunder (a "CLAIM"), any Indemnitee wishing to seek indemnification shall promptly give notice to the Indemnitor with respect to the Claim, after the receipt by the Indemnitee of reliable information as to the facts constituting the basis for the Claim; but the failure to timely give such notice shall not relieve the Indemnitor from any obligation under this Agreement, except to the extent, if any, that the Indemnitor is materially prejudiced thereby.

          (b) Defense. After delivery of notice from the Indemnitee of a Claim, the Indemnitee may elect to assume the defense of the Claim. If the Indemnitee notifies the Indemnitor that the Indemnitee is not assuming the defense of the Claim, the Indemnitor shall defend the Claim. Irrespective of whether the Indemnitee or the Indemnitor defends the Claim, in the case of a Claim against a QuatRx Indemnitee the cost and the expense of that defense shall be paid from the escrow fund established under the Escrow Agreement until that fund is exhausted. If the Indemnitee elects to assume the defense of the Claim, the Indemnitor shall cooperate in all reasonable respects, at the Indemnitor's sole cost, risk and expense, with the Indemnitee and its counsel in the investigation, trial, defense and any appeal arising from the matter from which the Claim arose. If the Indemnitor defends the Claim, the Indemnitee shall cooperate in all reasonable respects with the Indemnitor and its counsel in the investigation, trial, defense and any appeal arising from the matter from which the Claim arose and shall deliver to the Indemnitor or its counsel copies of all pleadings and other information within the Indemnitee's knowledge or possession reasonably requested by the Indemnitor or its counsel that are relevant to the defense of the subject of any such Claim. If the Indemnitor defends the Claims, the Indemnitor shall have the right to elect to settle any claim for monetary damages without the Indemnitee's consent only if the settlement includes a complete release of the Indemnitee. Any other settlement will be subject to the consent of the Indemnitee. The Indemnitor may not admit any liability of the Indemnitee or waive any of the Indemnitee's rights without the Indemnitee's prior consent. The Indemnitor shall not be liable for any settlement effected without its prior consent, such consent not to be unreasonably withheld. If any Claim results in a judgment or settlement consistent with the terms of this
Section 11.5(b), then, subject to the rules set forth in this Section 11 that could result in indemnification "beyond" the Indemnity Shares held in escrow (see


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Sections 11.1(b) and 11.4(c)), such judgment or settlement shall be paid out of any remaining Indemnity Shares.

12.  GENERAL PROVISIONS

     12.1 FURTHER ASSURANCES

          Each party hereto shall execute and cause to be delivered to each other party hereto such instruments and other documents, and shall take such other actions, as such other party may reasonably request (prior to, at or after the Closing) for the purpose of carrying out or evidencing any of the transactions contemplated by this Agreement.

     12.2 CONFIDENTIALITY

          The parties acknowledge that QuatRx and Hormos have entered into the Confidentiality Agreement, and that such agreement will survive the termination of this Agreement or the consummation of the Exchange. Without limiting the generality of anything contained in Section 12.6 (Public Announcements), on and at all times after the Closing Date, each Seller shall keep confidential, and shall not use or disclose to any other Person, any non-public document or other non-public information in such Seller's possession that relates to the business of QuatRx or Hormos.

     12.3 SEVERABILITY

          In the event that any provision of this Agreement, or the application of any such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

     12.4 EXPENSES

          QuatRx will bear its fees, costs and expenses incurred in connection with the preparation, execution, delivery and performance of this Agreement, including all fees, costs and expenses of its agents, representatives, counsel and accountants. Hormos will bear its fees, costs and expenses incurred in connection with the preparation, execution, and delivery of this Agreement, including all fees, costs and expenses of its agents, representatives, counsel and accountants ("HORMOS COSTS"), up to EUR 125,000. Sellers will bear any Hormos Costs in excess of EUR 125,000. Notwithstanding the foregoing and in addition to all other remedies available at law or equity, if the Agreement is terminated pursuant to Section 10.2 or 10.4, then QuatRx (if QuatRx's


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breach gave rise to that termination) or Hormos and the Sellers (if Hormos's or a Seller's breach gave rise to that termination) shall pay the other party or parties by cashier's check or wire transfer within 10 Business Days after submission of invoices in reasonable detail all of the non-breaching party's or parties' out-of-pocket expenses incurred in connection with the transactions contemplated by this Agreement.

     12.5 CONVEYANCE DOCUMENTS AND TAXES

          The parties shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications, or other documents regarding any real or personal property transfer or any gains, sales, use, transfer, value added, stock transfer and stamp Taxes, any transfer, recording, registration and other fees, and any similar Taxes which become payable in connection with the transactions contemplated hereby that are required or permitted to be filed, whether before, on or after the Closing, and QuatRx shall be responsible for the payment of all such Taxes and fees.

     12.6 PUBLIC ANNOUNCEMENTS

          Unless required by Law, any public announcement or similar publicity with respect to this Agreement, the Closing, the Exchange or the other transactions contemplated hereby will be issued, if at all, at such time and in such manner as QuatRx determines with the concurrence of Hormos, which concurrence shall not be unreasonably withheld or delayed by Hormos. Unless disclosure is consented to by QuatRx in advance or required by Law or disclosure has otherwise already been made, Hormos shall keep this Agreement and the transactions contemplated hereby strictly confidential and may not make any disclosure of this Agreement or such transactions to any Person other than its Representatives or employees who need to know such information to enable Hormos and the Sellers to comply with this Agreement, provided that each such Representative or employee shall agree, for the benefit of QuatRx, to maintain the confidentiality of such information as provided in this Section 12.6. Hormos and QuatRx will consult with each other concerning the means by which Hormos's employees, customers and suppliers and other Persons having dealings with Hormos will be informed of this Agreement, the Closing, the Exchange and the other transactions contemplated hereby, and representatives of QuatRx may at its option be present for any such communication.

     12.7 NOTICES

          All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by fax (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when delivered to the address, if sent by an internationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses or


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fax numbers set forth below (or to such other address, Person's attention or fax number as a party may designate by notice to the other parties given in accordance with this Section 12.7):

          (a) If to QuatRx:

          QuatRx Pharmaceuticals Company
          777 East Eisenhower Parkway
          Suite 100
          Ann Arbor, MI 48108
          Telephone No.: 734-913-9900
          Telecopier No.: 734-913-0743
          Attention: Chief Executive Officer

     With a copy to:

          Heller Ehrman White & McAuliffe LLP
          120 West 45th Street
          New York, NY 10036
          Telephone No.: (212) 763-7600
          Telecopier No.: (212) 847-8798
          Attention: Stephen M. Davis, Esq.

          (b) If to any Accredited Seller:

          BI Biomedical Venture III Ltd.(P/S)
          PO Box 2672
          DK-2100 Copenhagen, Denmark
          Telephone No.: 45 7730 9043
          Telecopier No.: 45 3348 9188

          H & B Capital LP
          Kleinwort Benson House, PO Box 76
          Wests Centre, St Helier, Jersey
          JE4 8PQ, Channel Islands
          Telephone No.: 46.8.545.680.60
          Telecopier No.: 46.8.545.680.70

          Finnish National Fund for Research and Development (Sitra)
          PO Box 160
          FIN-00181 Helsinki, Finland


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          Telephone No.: +358 9 618 991
          Telecopier No.: +358 9 645 072

          Bio Fund Ventures I LP and Bio Fund Ventures II LP
          c/o Bio Fund Management Oy
          PO Box 164
          FIN-00101 Helsinki, Finland
          Telephone No.: +358 9 2514 460
          Telecopier No.: +358 9 2514 4620

          Bio Fund Ventures II Follow-on Fund LP
          c/o Bio Fund Management Oy
          PO Box 164
          FIN-00101 Helsinki, Finland
          Telephone No.: +358 9 2514 460
          Telecopier No.: +358 9 2514 4620

          If to any Seller other than the Accredited Sellers:

          Mr. Ari Jauho
          Kristianinkatu 11-13 C 55
          FI-00170 Helsinki, Finland
          Telephone No.: +358 9 6962 7210
          Telecopier No.: +358 9 6962 7222

          Mr. Kauko Kurkela
          Aapontie 11 B 1
          FI-02180 Espoo, Finland
          Telephone No.: +358 2 251 8466
          Telecopier No.: +358 2 251 8359

     With a copy to:

          Roschier Holmberg Attorneys Ltd
          Keskuskatu 7A
          FIN-00100 Helsinki
          Finland
          Telephone No.: +358-20-506-6000


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          Telecopier No.: +358 20-506-6100
          Attention: Petri Myllyneva

     12.8 ARBITRATION

          (a) Any dispute, controversy or claim arising out of this Agreement, the Escrow Agreement or any other Transaction Document, including the termination of any of those agreements or any alleged breach of any of those agreements, shall be finally settled by binding arbitration as set forth in this
Section 12.8. Arbitration of any dispute, controversy or claim shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association by three independent, neutral arbitrators appointed in accordance with those rules. The arbitration shall be held in New York, New York, U.S.A. The arbitrators shall determine what discovery shall be permitted by QuatRx, the Accredited Sellers and the Securityholder Representatives, consistent with the goal of limiting the cost and time which the parties must expend for discovery, provided that the arbitrators shall permit such discovery as they deem necessary or useful to permit an equitable and informed resolution of the dispute. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or a true copy thereof.

          (b) The decision or award rendered by the arbitrator shall be written (specifically stating the arbitrator's findings of facts, as well as the reasons upon which the arbitrator's decision is based), final and nonappealable (except for an alleged act of corruption or fraud on the part of the arbitrator) and may be entered in any court of competent jurisdiction for a judicial recognition of the decision and an order of enforcement. The parties agree that, any provision of applicable law notwithstanding, they will not request, and the arbitrator shall have no authority to award, punitive or exemplary damages against any party. Except as otherwise expressly provided in this Agreement, the costs of the arbitration, including administrative and arbitrator's fees, shall be borne 50 percent by QuatRx and: (i) if this Agreement is terminated, 50 percent by Hormos and the Sellers (jointly and severally) and (ii) if the Closing occurs, 50 percent by the Sellers (jointly and severally). Each party shall bear its own costs and attorneys' and witness' fees incurred in connection with the arbitration.

          (c) A disputed performance or suspended performance pending the resolution of the arbitration must be completed within a reasonable time following the final decision of the arbitrators. The arbitrators shall be directed that any arbitration subject to this Section 12.8 shall be completed within one year from the filing of notice of a request for such arbitration. The arbitration proceedings and the decision shall not be made public without the joint consent of the parties. Each party shall maintain the confidentiality of such proceedings and decision, unless otherwise permitted by QuatRx and the Securityholder Representatives. However, if advised by counsel that disclosure is necessary or appropriate under applicable law, QuatRx shall be entitled to disclose the proceedings and decision without the consent of any other party after giving notice to the Accredited Sellers and Securityholder Representatives. Likewise, if advised by counsel that disclosure is necessary or appropriate under applicable law, the Accredited Sellers or Securityholder Representatives shall be entitled to disclose the proceedings and decision without the consent of any other party after giving notice to QuatRx.

          (d) Except as provided in the Escrow Agreement, any decision that requires a monetary payment shall require such payment to be made in United States dollars, free of any Tax or other deduction. The parties agree that the decision shall be the sole, exclusive and binding remedy between and among them regarding any and all disputes, controversies, claims and counterclaims presented to the arbitrators. The interpretation and enforcement of this Section
12.8 shall be governed by the U.S. Federal Arbitration Act. Pending the establishment of the arbitral tribunal or pending the arbitral tribunal's determination of the merits of the controversy, either party may seek from a court of competent jurisdiction any interim or provisional relief that may be necessary to protect the rights or property of that party.

     12.9 FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE; SPECIFIC PERFORMANCE

          No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available. The parties to this Agreement agree that, in the event of any breach or threatened breach by any party to this Agreement of any covenant, obligation or other provision set forth in this Agreement for the benefit of any other party to this Agreement, subject to
Section 12.8, such other party shall be entitled (in addition to any other remedy that may be available to it) to (a) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (b) an injunction restraining such breach or threatened breach.

     12.10 ASSIGNMENTS, SUCCESSORS, AND NO THIRD-PARTY RIGHTS

          No party may assign any of its rights under this Agreement without the prior written consent of the other parties except (i) that QuatRx may assign any of its rights, but not its obligations, under this Agreement to any direct wholly-owned Subsidiary of QuatRx and (ii) Accredited Sellers and any other Seller, which is a institutional investor, may assign its rights under this Agreement to a investment fund which is under common control with such Seller or in which Seller has significant ownership. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties and their respective heirs and personal representatives. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement and the QuatRx Indemnities any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement.

     12.11 SECTION HEADINGS, CONSTRUCTION

          The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. In this Agreement (i) words denoting the singular include the plural and vice versa,
(ii) "IT" or "ITS" or words denoting any gender include all genders, (iii) the word "INCLUDING" shall mean "INCLUDING WITHOUT LIMITATION," whether or not expressed, (iv) any reference to a statute shall mean the statute and any regulations thereunder in force as of the date of this Agreement or the Closing, as applicable, unless otherwise expressly provided, (v) any reference herein to a Section, Schedule or Exhibit refers to a Section of or a Schedule or Exhibit to this Agreement, unless otherwise stated, (vi) any reference to "$"or "DOLLARS" shall mean U.S. dollars and (vii) when calculating the period of time within or following which any act is to be done or steps taken, the date which is the reference day in calculating such period shall be excluded and if the last day of such period is not a Business Day, then the period shall end on the next day that is a Business Day. Each party acknowledges that he, she or it has been advised and represented by counsel in the negotiation, execution and delivery of this Agreement and accordingly agrees that if an ambiguity exists with respect to any provision of this Agreement, such provision shall not be construed against any party because such party or its representatives drafted such provision. The English language version of this Agreement shall control interpretation of this Agreement.

     12.12 GOVERNING LAW

          Except as provided in Section 12.8, this Agreement will be governed by the internal laws of the State of New York and without regard to principles of conflict of laws.

     12.13 COUNTERPARTS

          This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

     12.14 ENTIRE AGREEMENT AND MODIFICATION

          This Agreement supersedes all prior agreements (other than the Confidentiality Agreement), whether written or oral, between or among the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) the entire agreement among the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by QuatRx, Hormos and either (i) Hormos Securityholders holding a majority of the voting Hormos Shares just before the Closing or (ii) the Accredited Sellers and the Securityholder Representatives.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

                                        QUATRX PHARMACEUTICALS COMPANY.


                                        By: /s/ Robert L. Zerbe
                                            ------------------------------------
                                        Name: Robert L. Zerbe
                                        Title: CEO


                                        HORMOS MEDICAL CORPORATION


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta
                                        Title: CEO

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        INDIVIDUAL SECURITYHOLDER
                                        REPRESENTATIVE

                                        Name: Kauko Kurkela


                                        By: /s/ Kauko Kurkela
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Finnish National Fund for Research
                                              and Development, Sitra


                                        By: /s/ Magnus Sjoblom
                                            ------------------------------------
                                        Name: Magnus Sjoblom
                                        Title: Director of Finance and Corp.
                                               Fin.

                                        Designated Securityholder
                                        Representative:

                                        ----------------------------------------

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                   SELLER:

                                   Name: P/S BI Biomedical Venture III


                                   By: /s/ Jesper Zeuthen     /s/ Boarne Thorup
                                       --------------------   ------------------
                                   Name: Jesper Zeuthen       Boarne Thorup
                                   Title: Managing Director   Group CIO

                                   Designated Securityholder
                                   Representative:

                                   ----------------------------------------

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Bio Fund Ventures II
                                              Jatkoslioitusrahasto Ky


                                        By: /s/ Kalevi Kurkijarvi
                                            ------------------------------------
                                        Name: Kalevi Kurkijarvi
                                        Title: General Partner, Chairman & CEO

                                        Designated Securityholder
                                        Representative:

                                        ----------------------------------------

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Bio Fund Ventures II Ky


                                        By: /s/ Kalevi Kurkijarvi
                                            ------------------------------------
                                        Name: Kalevi Kurkijarvi
                                        Title: General Partner, Chairman & CEO

                                        Designated Securityholder
                                        Representative:

                                        ----------------------------------------

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Bio Fund Ventures I Ky


                                        By: /s/ Kalevi Kurkijarvi
                                            ------------------------------------
                                        Name: Kalevi Kurkijarvi
                                        Title: General Partner, Chairman & CEO

                                        Designated Securityholder
                                        Representative:

                                        ----------------------------------------

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Aboa Venture II


                                        By: /s/ Risto Drinon
                                            ------------------------------------
                                        Name: Risto Drinon
                                        Title: Managing Director

                                        Designated Securityholder
                                        Representative:

                                        Ari Jauho

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: H&B Capital LP


                                        By: /s/ Lars Gatenbeck
                                            ------------------------------------
                                        Name: Lars Gatenbeck
                                        Title: General Partner

                                        Designated Securityholder
                                        Representative:

                                        ----------------------------------------

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Pharmavir Oy


                                        By: /s/ Kauko Kurkela
                                            ------------------------------------
                                        Name: Kauko Kurkela
                                        Title: CEO and President

                                        Designated Securityholder
                                        Representative:

                                        Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Apteekkien Elakekassa


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Ari Jauho

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Besodos Oy


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Ari Jauho

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Elakevakuutusyhtio Veritas


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Ari Jauho

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Henkivakuutusosakeyhtio Veritas


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Ari Jauho

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Innoventure Oy


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Ari Jauho

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Keskinainen Elakevaktuutusyhtio
                                              Ilmarinen


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Ari Jauho

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Keskinainen Elakevaktuutusyhtio
                                              Tapiola


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Ari Jauho

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Keskinainen Henkivaktuutusyhtio
                                              Suomi


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Ari Jauho

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Keskinainen Henkivaktuutusyhtio
                                              Tapiola


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Ari Jauho

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Keskinainen Vakuutusyhtio Tapiola


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Ari Jauho

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Oy Fausto Ab


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Ari Jauho

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Kustaa Poutiainen


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Ari Jauho

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Sampo Oyj


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Ari Jauho

                          [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Santasalo Securities Oy


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Ari Jauho

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Terila Oy


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Ari Jauho

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Marja Toivanen


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Ari Jauho

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Maarit Toivanen-Koivisto


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Ari Jauho

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Vahinkovakuutusosakeyhtio Pohjola


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Ari Jauho

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Vakuutusosakeyhtio Henki-Sampo


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Ari Jauho

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Yritysten Henkivaktuutus Oy
                                              Tapiola


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Ari Jauho

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Annukka Aaltonen


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Mika Ali-Rantala


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Markku Anttila


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Taru Blom


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Anne Backlund


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Maire Eloranta


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Paula Gronroos


                                        By: /s/ Risto Lammintausta
                                            -----------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Marja-Leena Haapaniemi


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Kaija Halonen


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Katriina Halonen


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Minttu Halonen


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Seija Hannula


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Sarita Heinonen


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Tia Hellevuo


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Leena Hirvela


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Kaisa Huhtinen


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Pirkko Harkonen


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Nina Johansson


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Riitta Jokela


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Anna-Maija Jarvenpaa


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Arja Kalapudas


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Lauri Kangas


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Minna Karinkanta


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Matti Karvonen


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Pirkko Kaukoranta


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Mirja Kiiskinen


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxyS

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Vesa Knuutila


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Janne Komi


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Saija Kouki-Makinen


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Riikka Kytomaa


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Sami Laakso


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Kai Lahtonen


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Marja-Leena Lahtonen


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Risto Lammintausta


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Veli-Matti Lehtola


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Timo Leino


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Jenni Lindstedt


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Leena Mertsola


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Anna Nilson


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Leena Nyman


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Tero Ojala


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Lars Pellas


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Tarja-Leena Penttila


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Merja Perala


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Anssi Poussu


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Eila Rautakoski


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Jouni Reponen


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Risto Santti


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Marja Sodervall


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Anders Thornell


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Hannele Tunnela


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Susanna Toumaala


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Mikko Tatila


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Mikko Unkila


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Marja Uusitalo


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Kira Wahlstedt-Lindstrom


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Mirja-Liisa Vesa


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Mia Westman


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Kalervo Vaananen


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Mervi Ylamaki


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                          COUNTERPART SIGNATURE PAGE TO
                               EXCHANGE AGREEMENT

     In accordance with Section 12.13 of that certain Exchange Agreement, dated as of May 20, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, Hormos Medical Corporation, a Finnish corporation, and the persons and entities listed on the counterpart signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of the date of the Agreement.

                                        SELLER:

                                        Name: Ann-Marie Ohman


                                        By: /s/ Risto Lammintausta
                                            ------------------------------------
                                        Name: Risto Lammintausta by proxy

                                        Designated Securityholder
                                        Representative:

                                        Mr. Kauko Kurkela

               [counterpart signature page to Exchange Agreement]

                                    EXHIBIT 1

                                SUMMARY OF TERMS

                         QUATRX PHARMACEUTICALS COMPANY

                      SERIES D CONVERTIBLE PREFERRED STOCK

                   AND SERIES D-1 CONVERTIBLE PREFERRED STOCK

     Set forth below is a summary of certain material terms of the Series D Convertible Preferred Stock ("Series D Preferred") and the proposed Series D-1 Convertible Preferred Stock ("Series D-1 Preferred"). The summary is not a complete description of all of the terms of either series of preferred stock. The Certificate of Incorporation of QuatRx will be amended to increase the authorized shares of Series D Preferred and add the Series D-1 Preferred with the general terms described below. The complete amended Certificate of Incorporation should be reviewed carefully by all potential recipients of Series D Preferred and Series D-1 Preferred.

                                           SERIES D PREFERRED         SERIES D-1 PREFERRED
                                           ------------------         --------------------
12.15 SECURITIES                       The Series D Preferred      The Series D-1 Preferred
                                       has rights equal to all     has rights equal to all
                                       other preferred equity      other Pari Pasu Preferred
                                       securities (the "Pari       of the Company, except as
                                       Passu Preferred") of        described below.
                                       QuatRx Pharmaceuticals
                                       Company (the "Company")
                                       except as described
                                       below.

12.16 DIVIDENDS                        The Series D Preferred is   The Series D-1 Preferred
                                       entitled to a               is entitled to a
                                       preferential dividend,      preferential dividend,
                                       pro rata with the Series    pro rata with the Series
                                       D-1 Preferred and in        D Preferred and in
                                       preference to the other     preference to the other
                                       series of Pari Passu        series of Pari Passu
                                       Preferred, of the greater   Preferred, of the greater
                                       of 8% per annum on the      of 8% per annum on the
                                       original purchase price     original issue price of
                                       of $1.40 per share (the     $1.40 per share (the
                                       "Series D Original          "Series D-1 Original
                                       Purchase Price") and any

                                       dividend paid on the        Purchase Price") and any
                                       Common Stock. The Board     dividend paid on the
                                       has the option not to pay   Common Stock. The Board
                                       the dividend, in which      has the option not to
                                       case it is paid upon any    pay the dividend, in
                                       actual or deemed            which case it is paid
                                       liquidation.                upon any actual or
                                                                   deemed liquidation.

12.17 LIQUIDATION                      The Series D Preferred is   The Series D-1 Preferred
PREFERENCE                             entitled to a               is entitled to a
                                       preferential distribution   preferential distribution
                                       upon liquidation, pari      upon liquidation, pari
                                       passu with all other        passu with all other
                                       series of Pari Passu        series of Pari Passu
                                       Preferred, equal to the     Preferred, equal to the
                                       Series D Original           Series D-1 Original
                                       Purchase Price plus         Purchase Price plus
                                       dividends at the rate of    dividends at the rate of
                                       8% per annum from the       8% per annum from the
                                       date of issuance to the     date of issuance to the
                                       date of payment. After      date of payment. After
                                       the Series D Preferred      the Series D-1 Preferred
                                       and the Pari Passu          and the Pari Passu
                                       Preferred have been paid    Preferred have been paid
                                       their respective            their respective
                                       liquidation preferences     liquidation preferences
                                       in full, any additional     in full, any additional
                                       amounts will be             amounts will be
                                       distributed ratably to      distributed ratably to
                                       the holders of the Series   the holders of the Series
                                       D Preferred, the Pari       D-1 Preferred, the Pari
                                       Passu Preferred and the     Passu Preferred and the
                                       Common Stock until the      Common Stock until the
                                       Series D Preferred and      Series D-1 Preferred and
                                       the Pari Passu Preferred    the Pari Passu Preferred
                                       have received an amount     have received an amount
                                       per share equal to three    per share equal to three
                                       times their respective      times their respective
                                       Original Purchase Prices.   Original Purchase Prices.
                                       Thereafter the remaining    Thereafter the remaining
                                       assets of the Company       assets of the Company
                                       will be distributed

                                       ratably to the holders of   will be distributed
                                       Common Stock.               ratably to the holders
                                                                   of Common Stock.
                                       At the election of the
                                       holders of (i) 65% of       At the election of the
                                       the Series D Preferred      holders of (i) 65% of
                                       shares and (ii) a           the Series D Preferred
                                       majority of the Series C    shares and (ii) a
                                       Preferred shares,           majority of the Series C
                                       certain change of           Preferred shares,
                                       control transactions,       certain change of
                                       and a sale of all or        control transactions,
                                       substantially all of the    and a sale of all or
                                       assets of the Company,      substantially all of the
                                       can be treated as a         assets of the Company,
                                       liquidation event.          can be treated as a
                                                                   liquidation event.
                                       Upon an initial public
                                       offering of the Company     Upon a Qualified Public
                                       that results in net         Offering of the Company,
                                       proceeds to the Company     the Series D-1 Preferred
                                       of at least $50 million     and the Pari Passu
                                       at a public offering        Preferred are required
                                       price of not less than      to convert to Common
                                       $4 per share as a result    Stock and the
                                       of which the Common         liquidation preferences
                                       Stock is listed for         described above do not
                                       trading on either the       apply.
                                       New York Stock Exchange
                                       or the Nasdaq National
                                       Market (a "Qualified
                                       Public Offering"), the
                                       Series D Preferred and
                                       the Pari Passu Preferred
                                       are required to convert
                                       to Common Stock and the
                                       liquidation preferences
                                       described above do not
                                       apply.

12.18 GENERAL VOTING RIGHTS            The Series D Preferred      The Series D-1 Preferred
                                       has one vote for each       has one vote for each
                                       share of Common Stock       share of Common Stock

                                       into which it is            into which it is
                                       convertible and votes       convertible and votes
                                       together as a class with    together as a class with
                                       all other Pari Passu        all other Pari Passu
                                       Preferred and Common        Preferred and Common
                                       Stock.                      Stock.

12.19 BOARD OF DIRECTORS               The former shareholders     The former shareholders
                                       of Hormos will have the     of Hormos will have the
                                       right to designate one      right to designate one
                                       member of the Board of      member of the Board of
                                       Directors of the            Directors of the
                                       Company.                    Company.

12.20 CONVERSION                       Holders of the Series D     Holders of the Series
                                       Preferred have the right    D-1 Preferred have the
                                       to convert the shares of    right to convert the
                                       Series D Preferred at       shares of Series D-1
                                       any time into shares of     Preferred at any time
                                       Common Stock. The           into shares of Common
                                       initial conversion rate     Stock. The initial
                                       will be one-to-one          conversion rate will be
                                       (1:1), will be adjusted     one-to-one (1:1), will
                                       for stock splits, stock     be adjusted for stock
                                       dividends,                  splits, stock dividends,
                                       recapitalizations and       recapitalizations and
                                       similar corporate           similar corporate
                                       transactions and will be    transactions and will be
                                       entitled to weighted        entitled to weighted
                                       average anti-dilution       average anti-dilution
                                       protection in the case      protection in the case
                                       of issuances of equity      of issuances of equity
                                       securities at a price       securities at a price
                                       below the Series D          below the Series D-1
                                       Original Issue Price,       Original Issue Price,
                                       subject to customary        subject to customary
                                       exceptions.                 exceptions

12.21 AUTOMATIC CONVERSION             All shares of Series D      All shares of Series D-1
                                       Preferred will              Preferred will
                                       automatically convert       automatically convert
                                       into shares of Common       into shares of Common
                                       Stock at the then-          Stock at the then-

                                       applicable conversion       applicable conversion
                                       rate (a) at the election    rate (a) at the election
                                       of the holders of 65% of    of the holders of a
                                       the Series D Preferred,     majority of the Series
                                       or (b) upon a Qualified     D-1 Preferred, or (b)
                                       Public Offering.            upon a Qualified Public
                                                                   Offering

12.22 PROTECTIVE PROVISIONS (CLASS     Without the consent of      Without the consent of the
VOTING RIGHTS)                         the holders of 65% of the   holders of a majority of
                                       Series D Preferred,         the Series D-1 Preferred,
                                       voting as a separate        voting as a separate
                                       class, the Company will     class, the Company will
                                       not: (i) make any           not amend the Certificate
                                       changes to the rights,      of Incorporation of the
                                       preferences or privileges   Company to alter or change
                                       of the Series D             the powers, preferences or
                                       Preferred, (ii) create      special rights of the
                                       any new class of shares     Series D-1 Preferred so as
                                       having preference over or   to affect the Series D-1
                                       on parity with the Series   Preferred adversely but
                                       D Preferred, or (iii)       not so affect the entire
                                       amend the Certificate of    class of Preferred Stock.
                                       Incorporation or take
                                       other actions materially
                                       affecting the rights of
                                       the Series D Preferred.

                                       Without the consent of
                                       the holders of (a) 65% of
                                       the Series D Preferred
                                       and (b) 75% of the Series
                                       C Preferred, voting as a
                                       separate class, the
                                       Company will not take
                                       certain actions
                                       enumerated in Section IV
                                       D. 5(d) of the
                                       Certificate of
                                       Incorporation.

12.23 REDEMPTION                       Upon a written              Upon a written
                                       redemption demand made      redemption demand made
                                       by the holders of (a)       by the holders of (a)
                                       65% of the Series D         65% if the Series D
                                       Preferred and (b) 75% of    Preferred and (b) 75% of
                                       the Series C Preferred,     the Series C Preferred,
                                       voting as a separate        voting as a separate
                                       class at any time after     class at any time after
                                       December 31, 2008, the      December 31, 2008, the
                                       Company will redeem all     Company will redeem all
                                       shares of the Series D      shares of the Series D-1
                                       Preferred and the Pari      Preferred and the Pari
                                       Passu Preferred for an      Passu Preferred for an
                                       amount equal to their       amount equal to their
                                       respective liquidation      respective liquidation
                                       preferences.                preferences.

12.24 OTHER RIGHTS                     The Series D Preferred      The Series D-1 Preferred
                                       has substantially the       has substantially the
                                       same registration           same registration
                                       rights, information         rights, information
                                       rights, rights on           rights, rights on
                                       transfers of securities     transfers of securities
                                       etc. as the other series    etc. as the other series
                                       of Pari Passu Preferred.    of Pari Passu Preferred.

                                       ***

EXHIBIT 2.1
TABLE A

                                           SERIES    HORMOS SECURITIES   CONVERTIBLE                   QUATRX STOCK     SERIES
      NAME OF HORMOS SHAREHOLDER          A SHARES    SERIES B SHARES       NOTES*     COMMON STOCK   SERIES D PREF    D1 PREF
--------------------------------------   ---------   -----------------   -----------   ------------   -------------   ---------
Aboa Venture II                            16,393           5,875                          302,693         31,517       125,314
Aaltonen Annukka                               50                                              487             51           201
Ali-Rantala Mika                            1,000                                           10,374          1,081         4,294
Anttila Markku                                100                                              973            101           403
Apteekkien Elakekassa                       5,500                              653          69,622          7,250        28,823
Besodos Oy                                  3,000                                           36,051          3,754        14,925
Bio Fund Ventures I Ky                    198,158                                          565,273         58,857       234,021
Bio Fund Ventures II
Jatkosijoitusrahasto Ky                                                     61,179         249,611         25,994       103,338
Bio Fund Ventures II Ky                                    29,921                          550,382         57,307       227,856
Biomedical Venture III Ltd. (P/S)                         146,872                        2,744,038        285,718     1,136,024
Blom Taru                                      50                                              551             57           228
Backlund Anne                                  50                                              551             57           228
Eloranta Maire                                160                                            1,686            176           698
Elakevakuutusosakeyhtio Veritas             5,511           1,453              784          96,601         10,058        39,992
Gronroos Paula                                 50                                              551             57           228
H&B Capital LP                                             86,395                        1,614,134        168,069       668,247
Haapaniemi Marja-Leena                        100                                            1,038            108           429
Halonen Kaija                              10,100                                           60,866             93           373
Halonen Katriina                              280                                            3,365            350         1,393
Halonen Minttu                                100                                              973            101           403
Hannula Seija                                 400                                            3,893            405         1,611
Heinonen Sarita                                50                                              551             57           228
Hellevuo Tia                                   50                                              551             57           228
Henkivakuutusosakeyhtio Veritas             2,755             726              392          48,286          5,028        19,990
Hirvela Leena                                  50                                              551             57           228
Huhtinen Kaisa                                500                                            4,866            507         2,014
Harkonen Pirkko                            28,000                                          167,514            132           527

Innoventure Oy                             27,323                                          328,339         34,187       135,931
Johansson Nina                                 50                                              551             57           228
Jokela Riitta                                  50                                              487             51           201
Jarvenpaa Anna-Maija                          100                                              973            101           403
Kalapudas Arja                                150                                            1,524            158           631
Kangas Lauri                               78,500                                          471,901            607         2,414
Karinkanta Minna                               50                                              487             51           201
Karvonen Matti                                 83                                              914             95           379
Kaukoranta Pirkko                             500                                            5,508            574         2,280
Keskinainen Elakevakuutusyhtio
Ilmarinen                                  11,000           3,400                          193,356         20,132        80,049
Keskinainen Elakevakuutusyhtio Tapiola     16,534           2,906            2,096         262,292         27,311       108,588
Keskinainen Henkivakuutusyhtio Suomi       22,000           4,000                          336,338         35,020       139,244
Keskinainen Henkivakuutusyhtio Tapiola      8,267           1,743            1,079         134,589         14,014        55,719
Keskinainen Vakuutusyhtio Tapiola          11,023           2,906            1,502         190,575         19,843        78,897
Kiiskinen Mirja                                50                                              551             57           228
Knuutila Vesa                                 500                                            4,866            507         2,014
Komi Janne                                    500                                            5,508            574         2,280
Kouki-Makinen Saija                           150                                            1,460            152           604
Kurkela Kauko                              10,000                                            59785             43           171
Kytomaa Riikka                                 84                                              925             96           383
Laakso Sami                                   400                                            3,893            405         1,611
Lahtonen Kai                                  350                               52           3,945            410         1,633
Lahtonen Marja-Leena                           50                                              487             51           201
Lammintausta Risto                         78,500                                          471,901            607         2,414
Lehtola Veli-Matti                            100                                              973            101           403
Leino Timo                                    550                                            5,545            577         2,295
Lindstedt Jenni                               450                                            4,893            510         2,025
Mertsola Leena                                500                                            4,866            507         2,014
Nilson Anna                                   250                                            2,497            260         1,034

Nyman Leena                                    50                                              487             51           201
Ojala Tero                                    450                                            4,957            516         2,052
Oy Fausto Ab                                1,640                                           19,708          2,052         8,159
Pellas Lars                                 1,000                                           11,016          1,147         4,561
Penttila Tarja-Leena                           50                                              487             51           201
Perala Merja                                  110                                            1,135            118           470
Pharmavir Oy                                                                 1,078            5823            606          2411
Poussu Anssi                                   83                                              914             95           379
Poutiainen Kustaa                           1,400             346                           23,049          2,400         9,542
Rautakoski Eila                                50                                              551             57           228
Reponen Jouni                                  50                                              487             51           201
Sampo Oyj                                  27,558                                          331,163         34,481       137,100
Santasalo Securities Oy                     3,000             700                           48,645          5,065        20,139
Santti Risto                               28,000                                          167,514            132           527
Suomen Itsenaisyyden Juhlarahasto         202,958          30,080           61,179       1,405,413        146,337       581,836
Sodervall Marja                            10,100                                           60,866             93           373
Terila Oy                                   1,400                                           16,824          1,752         6,965
Thornell Anders                                50                                              551             57           228
Toivanen Marja                              2,750                                           33,047          3,441        13,681
Toivanen-Koivisto Maarit                    2,750                                           33,047          3,441        13,681
Tunnela Hannele                                50                                              487             51           201
Tuomaala Susanna                              175                                            1,928            201           798
Tatila Mikko                                  500                                            5,122            533         2,121
Unkila Mikko                                  150                                            1,524            158           631
Uusitalo Marja                                250                                            2,754            287         1,140
Vahinkovakuutusosakeyhtio Pohjola           5,500           1,000                           84,084          8,755        34,810
Wahlstedt-Lindstrom Kira                      100                                            1,038            108           429
Vakuutusosakeyhtio Henki-Sampo             27,558                                          331,163         34,481       137,100
Vesa Mirja-Liisa                              100                                            1,038            108           429
Westman Mia                                   100                                              973            101           403

Vaananen Kalervo                           28,000                                          167,514            132           527
Ylamaki Mervi                                  50                                              551             57           228
Yritysten Henkivakuutus Oy Tapiola          5,511           1,162              719          95,242          9,917        39,430
Ohman Ann-Marie                               500                                            5,122            533         2,121
                                          -------         -------          -------      ----------      ---------     ---------
   TOTALS                                 892,464         319,485          130,713      11,900,185      1,071,422     4,260,022
                                          =======         =======          =======      ==========      =========     =========

*    Represents number of Series C Shares into which Notes are convertible

EXHIBIT 2.1
TABLE B

[INTENTIONALLY LEFT BLANK]

                                                                  EXECUTION COPY

                                   EXHIBIT 2.2

                               CLOSING MEMORANDUM

                               CLOSING MEMORANDUM

                                 23-25 MAY 2005

                   RELATING TO THE EXCHANGE OF SHARES BETWEEN

          QUATRX PHARMACEUTICALS COMPANY AND THE SHAREHOLDERS OF HORMOS

                                OF THE SHARES IN

                         QUATRX PHARMACEUTICALS COMPANY

                                       AND

                           HORMOS MEDICAL CORPORATION

This Memorandum sets forth the actions taken in connection with the Exchange Closing ("Closing") held on the date hereof between Quatrx Pharmaceuticals Company and the Shareholders of Hormos signatories to the Exchange Agreement ("Sellers") pursuant to the Exchange Agreement by and between Quatrx Pharmaceuticals Company, Hormos Medical Corporation and the Sellers, dated 20 May 2005 (the "Agreement").

All capitalized terms used and not defined herein have the meanings given to them in the Agreement, as applicable.

The Closing was held at the offices of Castren & Snellman Attorneys Ltd. P.O. Box 233 (Erottajankatu 5 A), FI-00131 Helsinki, Finland.

I.   ACTIONS TAKEN AND DOCUMENTS PRESENTED PRIOR TO THE CLOSING

A.   CORPORATE DECISIONS AND AUTHORIZATIONS

1.   QUATRX

     - Power of Attorney approving and authorising the exchange of the Shares and other actions according to the Agreement.

2.   HORMOS

     - Extract of the minutes of the Board Meeting approving and authorizing the exchange of the Shares and other actions according to the Agreement.

B.   AGREEMENTS EXECUTED

     - Hormos and each Hormos' officers, directors, securityholders and employees, as applicable, shall have entered into the Transaction Documents to which it is a party;

          - Parties to the Old Shareholders Agreement shall have terminated such agreement effective upon the Closing of the Exchange.

          - The requisite holders of QuatRx Preferred Shares shall have agreed to amend the financing agreements with respect to the Series D Preferred Shares as set forth in Exhibit 7.15 to the Agreement to permit certain Sellers to purchase up to USD 6 million Series D Preferred Shares in three tranches as follows:
               USD 1.4 million on the Closing Date, USD 2.6 million upon the occurrence of the Additional Shares Closing and USD 2 Million in a third tranche on a date to be agreed upon in such financial agreements.

          - Each current employee of Hormos shall have entered into an agreement regarding non-disclosure of Hormos confidential information and the Hormos IP Regulations in the form set forth in Exhibit 7.16.

          - Holders of at least 95% in interest of the Hormos Securities, including all holders of Series B Shares and Hormos Notes, shall have executed the Agreement.

C.   OTHER ACTION TAKEN AND DOCUMENTS PRESENTED

     - Certificates dated at the Closing, signed by the Chief Executive Officer of Hormos, as to the matters set forth in Sections 8.1 (Representations and Warranties), 8.2 (Performance of Covenants) and
          8.3 (Lack of Adverse Change) of the Agreement.

     - Certificates dated at the Closing, signed by the Chief Executive Officer of QuatRx, as to the matters set forth in Sections 9.1 (Representations and Warranties), 9.2 (Performance of Covenants) and
          9.3 (Lack of Adverse Change) of the Agreement.

     - Legal Opinion of Roachier Homberg, dated on the Closing Date and addressed to QuatRx as to matters set forth in Exhibit 8.7 to the Agreement.

     -    Escrow Agreement executed and delivered to QuatRx.

     -    Amendment of the Articles of Association of Hormos as set forth in
          Exhibit 8.9 to the Agreement.

     - Written confirmation dated April 26, 2005 from TEKES to QuatRx on the decisions taken by the Board of Directors of TEKES on March 11, 2005.

     - Written confirmation that maturity date and conversion period of the Hormos Notes have been extended from March 15, 2005 to a date no earlier than the Closing Date or confirmation that new Hormos notes have been issued and subscribed for, and confirmation that none of such holders shall have converted their Hormos Notes into Hormos Series C Shares or demanded repayment of their Hormos Notes.

II.  ACTIONS TAKEN AT THE CLOSING

A.   AGREEMENTS EXECUTED


     - Share Transfer Deed for the exchange of the shares in Hormos to the shares in QuatRx between the Sellers and QuatRx.

B.   OTHER

     - Duly completed and validly executed documentation by the Sellers to the Finnish Central Securities Depository for recordation of QuatRx in the book-entry shareholder registry.

     - Evidence by QuatRx on a restriction on QuatRx's right to dispose the Hormos Securities recorded in the QuatRx's book entry account.

     - Issue by QuatRx of stock certificates representing the aggregate number of shares of QuatRx Common Stock, QuatRx Series D Preferred Shares and QuatRx Series D-l Preferred Shares pursuant to Table A to the Sellers.

     - Receipt by the Sellers evidencing receipt of the issued stock certificates to the Sellers representing the aggregate number of shares of QuatRx Common Stock, QuatRx Series D Preferred Shares and QuatRx Series D-l Preferred Shares pursuant to Table A in exchange for the issued and outstanding Hormos Securities to be surrendered for exchange pursuant to Table A.

     - Removal by the Sellers of the restriction on QuatRx's right to dispose the Hormos Securities recorded in the QuatRx's book entry account after the full reception of QuatRx Common Stock, QuatRx Series D Preferred Shares and QuatRx Series D-1 Preferred Shares pursuant to Table A.

     - Issue by QuatRx of stock certificates representiag the aggregate number of shares of QuatRx Common Stock, QuatRx Series D Preferred Shares and QuatRx Series D-l Preferred Shares pursuant to Table A to the holders of Hormos Notes.

     -    Transfer of Hormos Notes by the holders of the Hormos Notes to QuatRx.

     -    Receipt by QuatRx evidencing the receipt of the Hormos Notes.

     - Resignation letters of the Board members of Hormos, if any, whom QuatRx requests resign effective as of the Closing.


III. ACTIONS TO BE TAKEN AT OR FOLLOWING THE CLOSING

     - Payment by QuatRx of the transfer Taxes due with respect to the transfer of Hormos Securities to QuatRx pursuant to the Exchange.

On 25 May 2005

QUATRX PHARMACEU-
 TICALS COMPANY         HORMOS MEDICAL CORPORATION   SELLERS


/s/ Teemu Sipila        /s/ Risto Lammintausta       /s/ Risto Lammintausta
---------------------   --------------------------   ---------------------------
Teemu Sipila by proxy   Risto Lammintausta           Risto Lammintausta
                        CEO                          by proxy

                               EXHIBIT 7.2(A)(XIV)

     List of planned capital expenditures: None

                                   EXHIBIT 7.9

                    AMENDED ARTICLES OF ASSOCIATION OF HORMOS

                                                                EXHIBIT 7.9

                                                                        1(4)

HORMOS MEDICAL OY LTD - ARTICLES OF ASSOCIATION

1    Name and Domicile

          The name of the Company is Hormos Medical Oyj, Hormos Medical Corporation in English, and the Company shall have its registered office in Turku.

2    Object of the Company

          The object of the Company is research and development of medical base products, pharmaceutical products, diagnostic products for health care and know-how relating to it, manufacturing and marketing of aforesaid products and consultancy of the field.

3    Share Capital

          The minimum share capital of the Company is 100,000 euros and the maximum share capital 400,000 euros and it may be increased or decreased within above mentioned limits without amending the Articles of Association.

4    Shares, Classes of Shares and Rights Attached thereto

          4.1  Shares

          The Company has at least 588,236 shares and at most 2,352,941 shares. The shares do not have a nominal value.

          4.2  Class of Shares

          The Company has three classes of shares; class A shares, class B shares and class C shares.

          There is class A shares at most 2,352,941, class B shares at most 1,500,000 and class C shares at most 1,500,000.

          Every shareholder of class B shares has the right to claim, at any time, conversion of class B shares to class A shares so that one class B share corresponds to one class A share. Respectively every shareholder of class C shares has a right to claim, at any time, conversion of the class C shares to class A shares so that one class C share corresponds to one class A share. A shareholder of class B shares and correspondingly class C shares may use his/her/its aforesaid right of conversion by notifying the Board of Directors in writing. All class B shares and correspondingly class C shares of the Company shall automatically be converted into class A shares in proportion one to one, when the shares of the Company are admitted to public trading on the list of a stock exchange or in an automatic trading system.

          4.3  Rights Attached to the Shares

          (i)  General

          Each share entitles to one (1) vote in the Shareholders' Meeting and grants all other equal rights in accordance with the Finnish Companies Act, however, taking into account the limitations stated in the Section (ii) below.

          (ii) Priority over the Distributed Assets of the Company

                                                                EXHIBIT 7.9

                                                                        2(4)

          When distributing to the shareholders assets or net assets of the Company in liquidation or bankruptcy proceedings, or distributing consideration in merger or acquisition proceedings, in which the majority of the shares or the whole business operations or its essential parts is sold, to class C shares shall primarily be distributed an amount corresponding to the double subscription price of class C shares. Hereafter the assets of the Company shall be distributed to all shareholders in accordance with the proportion of their share of ownership.

5    The Board of Directors

          The Board of Directors is responsible for the administration and organisation of the Company and consists of at least three (3) and at most seven (7) members.

          At least one (1) and at most seven (7) deputy member(s) may be elected into the Board of Directors.

          The term of the Board of Directors ends when the Ordinary General Meeting following election is closed.

          The Board of Directors elects a Chairman from among them for the term.

          The Board of Directors has a quorum when more then half of the members are present.

          In case of even votes during voting, the vote of the Chairman shall be decisive.

6    Managing Director

          The Company has a Managing Director who is elected by the Board of Directors.

7    Signatory Rights

          The company name shall be signed by the Chairman of the Board of Directors or the Managing Director, each on their own, and by two ordinary members of the Board of Directors together.

8    Procuration

          The Board of Directors resolves on granting the right of procuration.

9    Auditors

          The Company has at least one (1) or at most two (2) Auditors who must be authorised auditors or public accountant companies by the Central Chamber of Commerce.

          The Auditor or Auditors are elected for the time being.

10   Summons to the Shareholders' Meeting

          The notice convening the General Meetings shall be sent to the Shareholders, by publishing it in at least one national newspaper decided by the Board of Directors or sending it to the Shareholders, addressed in accordance with the Company's Share

                                                                EXHIBIT 7.9

                                                                        3(4)

          Register, by registered mail not earlier than two (2) months and not later than fourteen (14) days before the Meeting.

          The Shareholder must, in order to be eligible to participate in the General Meeting, report to the Company by the date assigned in the notice, which may not be earlier then five (5) days before the Meeting.

11   The Ordinary Shareholders' Meeting

          The Ordinary General Meeting shall be held annually on a date set by the Board of Directors within six (6) months from the end of each financial period.

          At the meeting the following:

          shall be presented

          1. the annual accounts consisting of income statement, balance sheet, annual report;

          2.   the auditors' report;

          resolution shall be passed concerning

          3.   the adoption of the income statement and balance sheet;

          4. the disposition of the profit and loss shown by the adopted balance sheet;

          5. the release of the members of the Board of Directors and the Managing Director from liability for their actions;

          6.   the remuneration for the members of the Board of Directors;

          7.   the number of members of the Board of Directors;

          the following shall be elected

          8.   the members of the Board of Directors;

          9.   the auditors, if necessary;

          shall be considered

          10.  other matters mentioned in the notice to convene the Meeting

12   The Financial Period

          The Financial Period of the Company is the calendar year.

13   Arbitration

          Disputes between the Company, on the one hand, and on the other hand, the Board of Directors, a member of the Board of Directors, the Managing Director, an auditor or a shareholder shall be settled in arbitration, in accordance with provisions of the Finnish Companies Act and the Arbitration Act (23.10.1992/967)

14   The Book-entry system

          The shares of the Company are incorporated in the book-entry system from the registration date set by the Board of Directors. The right to obtain funds distributed by the Company as well as the right of subscription in a raise of the share capital shall, after the registration date, belong only to a person:

                                                                EXHIBIT 7.9

                                                                        4(4)

          1. who is entered in the Shareholder Register as a shareholder on the record date;

          2. who's right to performance is, on the record date, registered in the book-entry account of a shareholder registered in the Shareholder Register as well as entered in the Shareholder Register;

          3. in whose book-entry account the share is registered on the record date in case the share is registered in the name of a nominee, and the custodian of whose shares is, on the record date, entered in the Shareholder Register as custodian of the shares.

                                                                  EXECUTION COPY

                                  EXHIBIT 7.15

                   AMENDED QUATRX SERIES D FINANCING DOCUMENTS

                         QUATRX PHARMACEUTICALS COMPANY

        AMENDED AND RESTATED SERIES D PREFERRED STOCK PURCHASE AGREEMENT

     This Amended and Restated Series D Preferred Stock Purchase Agreement (the "AGREEMENT") is entered into as of May 24, 2005, by and among Quatrx Pharmaceuticals Company, a Delaware corporation (the "COMPANY"), and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers attached hereto as TABLE A-1 to EXHIBIT A (which persons and entities are hereinafter collectively referred to as "PURCHASERS" and each individually as a "PURCHASER"). Upon its execution of a counterpart signature page hereto, each Additional Purchaser (as defined below) shall be deemed to be a "Purchaser" under this Agreement, with all of the rights and obligations of a "Purchaser" hereunder.

                                    RECITALS

     WHEREAS, the Company and certain of the Purchasers set forth on the Schedule of Purchasers attached hereto as TABLE A-1 to EXHIBIT A (the "PRIOR PURCHASERS") have entered into that certain Series D Preferred Stock Purchase Agreement, dated as of November 22, 2004 (the "PRIOR PURCHASE AGREEMENT"), pursuant to which the Prior Purchasers purchased shares of the Company's Series D Preferred Stock, $0.01 par value per share (the "SERIES D PREFERRED"). Capitalized terms used herein without definition shall have the meanings given to such terms in the Prior Purchase Agreement;

     WHEREAS, the Prior Purchase Agreement allows the Company to sell an aggregate of up to 29,071,429 shares of the Series D Preferred (the "PRIOR SHARES") to the Prior Purchasers, at a purchase price of $1.40 per share (the "PURCHASE PRICE"), for the aggregate purchase price of up to $40,700,000;

     WHEREAS, the Company and the Prior Purchasers desire to amend and restate the Prior Purchase Agreement as set forth in this Agreement in order to authorize for issuance pursuant to this Agreement up to an additional 4,285,714 shares of Series D Preferred

(the "HORMOS SHARES" and, together with the Prior Shares, the "SHARES"), at the Purchase Price, for the aggregate purchase price of up to $6,000,000;

     WHEREAS, certain of the Purchasers set forth on the Schedule of Purchasers attached hereto as TABLE A-3 to EXHIBIT A (referred to hereinafter collectively as the "ADDITIONAL PURCHASERS" and each individually as an "ADDITIONAL PURCHASER") desire to purchase the Hormos Shares on the terms and conditions set forth herein, and the Company desires to issue and sell the Hormos Shares to the Additional Purchasers on the terms and conditions set forth herein;

     WHEREAS, in contemplation of the purchase and sale of the Hormos Shares to the Additional Purchasers, the Company and the Prior Purchasers desire to increase the authorized size of the Company's Board of Directors to nine (9) members;

     WHEREAS, Section 8.6 of the Prior Purchase Agreement provides that the Prior Purchase Agreement may be amended and the obligations of the Company and the rights of the Prior Purchasers may be waived only with the written consent of the Company and the holders of at least a majority of the then outstanding shares of Series D Preferred (including any Conversion Shares) (the "REQUISITE MAJORITY"); and

     WHEREAS, the Prior Purchasers executing this Agreement hold the Requisite Majority as of the date hereof.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.   AGREEMENT TO SELL AND PURCHASE.

     1.1 Authorization of Shares. ON OR PRIOR TO THE RELEVANT CLOSING (AS DEFINED IN SECTION 2.2 BELOW), THE COMPANY SHALL HAVE AUTHORIZED (I) THE SALE AND ISSUANCE TO EACH PURCHASER OF THE SHARES AND (II) THE ISSUANCE OF SUCH SHARES OF COMMON STOCK TO BE ISSUED UPON CONVERSION OF THE SHARES (THE "Conversion Shares") WHICH ARE TO BE PURCHASED DURING THE RELEVANT CLOSING. THE SHARES AND THE CONVERSION SHARES SHALL HAVE THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS SET FORTH IN THE EIGHTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY, IN THE FORM ATTACHED HERETO AS Exhibit B (THE "Restated Certificate").

     1.2 Sale and Purchase. AT THE INITIAL CLOSING, THE COMPANY ISSUED AND SOLD TO EACH PURCHASER LISTED ON Table A-1 TO Exhibit A (EACH SUCH PURCHASER, AN "Initial Purchaser"), SEVERALLY AND NOT JOINTLY, AND EACH INITIAL PURCHASER, SEVERALLY AND NOT JOINTLY, PURCHASED FROM THE COMPANY AT THE INITIAL CLOSING THE NUMBER OF SHARES SET FORTH OPPOSITE SUCH INITIAL PURCHASER'S NAME ON Table A-1 TO Exhibit A, AT

A PURCHASE PRICE OF $1.40 PER SHARE (THE "Purchase Price") FREE AND CLEAR OF ALL LIENS AND OTHER ENCUMBRANCES.

     1.3  Subsequent Sale of Shares.

               (a) Subject to the conditions hereof, there shall also be a Subsequent Closing (as defined in Section 2.1). At the Subsequent Closing,
     (i) each Prior Purchaser (or its designated affiliate) will purchase at the Purchase Price (subject to proportionate adjustment for any stock dividends, combinations, splits, recapitalizations and the like) the number of Shares equal to the aggregate number of Shares such Purchaser purchased in the Initial Closing and (ii) each Additional Purchaser (or its designated affiliate) will purchase at the Purchase Price (subject to proportionate adjustment for any stock dividends, combinations, splits, recapitalizations and the like) the number of Shares set forth opposite the name of such Additional Purchaser on TABLE A-3 to EXHIBIT A under the heading "SHARES ACQUIRED AT SUBSEQUENT CLOSING". Any shares of Series D Preferred sold pursuant to this Section 1.3 shall be deemed to be Shares for all purposes under this Agreement. The Company may amend, without the consent of the Purchasers, TABLE A-2 to EXHIBIT A and TABLE A-3 to EXHIBIT A to reflect the purchases made pursuant to the Subsequent Closing.

               (b) In the event that any Prior Purchaser (a "NON-PERFORMING PURCHASER") fails at the time of the Subsequent Closing to complete the purchase of Shares required to be purchased by it at that closing (the "UNPURCHASED SUBSEQUENT CLOSING SHARES"), the Shares acquired by the Non-Performing Purchaser at the Initial Closing will be forfeited to the Company without payment to the Non-Performing Purchaser of any compensation by the Company, the other Prior Purchasers or the other shareholders of the Company and shall be cancelled and retired, and the number of authorized shares of Series D Preferred will be reduced by the number of such shares. The Non-Performing Purchaser will thereupon cease to be a holder of Series D Preferred for all purposes under this Agreement, the other Investment Documents and the Certificate. The forfeiture of such shares shall constitute the sole and exclusive liquidated damages available for recovery by the Company in connection with a Non-Performing Purchaser's failure.

               (c) Each Prior Purchaser who has elected to acquire Shares at the Subsequent Closing and has completed the acquisition of such Shares will have an additional right to purchase its Pro Rata Share (as defined in Section 1.4) of the Unpurchased Subsequent Closing Shares. As soon as reasonably practical after it becomes aware that there are or will be such Shares, the Company will deliver written notice to each such Prior Purchaser advising that such Prior Purchaser has the right to purchase its Pro Rata Share of the Unpurchased Subsequent Closing Shares, the number of Unpurchased Subsequent Closing Shares which such Prior Purchaser may purchase and the aggregate Purchase Price of such Unpurchased Subsequent Closing Shares. A Prior Purchaser may exercise its right to acquire Unpurchased Subsequent Closing Shares by delivery of a Notice of Exercise to the Company within 10 days following delivery of the Company's notice. In the event that no Prior Purchaser elects to purchase the Unpurchased Subsequent Closing Shares, the Unpurchased Subsequent Closing Shares shall be cancelled and retired, and the number of authorized shares of Series D Preferred will be reduced by the number of such shares.

     1.4  Sale of Additional Shares

          (a)  DEFINITIONS. For purposes of this Section 1.4:

          (i) "ADDITIONAL SHARES" means up to 8,571,428 shares of Series D Preferred (subject to proportionate adjustment for any stock dividends, combinations, splits, recapitalizations and the like). The Additional Shares is comprised of (i) 7,142,857 shares of Series D Preferred (subject to proportionate adjustment for any stock dividends, combinations, splits, recapitalizations and the like) available for purchase by the Prior Purchasers (the "QUATRX ADDITIONAL SHARES") and 1,428,571 shares of Series D Preferred (subject to proportionate adjustment for any stock dividends, combinations, splits, recapitalizations and the like) available for purchase by the Additional Purchasers (the "HORMOS ADDITIONAL SHARES").

          (ii) "ADDITIONAL SHARES CLOSING" is defined in Section 2.1.

          (iii) "NOTICE OF EXERCISE" means a written notice dated and signed by a Prior Purchaser addressed to the Company stating that such Prior Purchaser elects to exercise its right to purchase its Pro Rata Share of QuatRx Additional Shares or Unpurchased Shares pursuant to this Section 1.4.

          (iv) A Prior Purchaser's "PRO RATA SHARE" equals the ratio of the number of Series D Preferred Shares owned by such Prior Purchaser immediately after the Subsequent Closing of Series D over the number of Series D Preferred Shares owned by all of the Prior Purchasers immediately after the Subsequent Closing of Series D Preferred Shares.

          (v) "REQUEST FOR PURCHASE" means a written notice delivered to the Company requesting that the Company sell to the Prior Purchasers a specified number of QuatRx Additional Shares at the Purchase Price (subject to proportionate adjustment for any stock dividends, combinations, splits, recapitalizations and the like).

          (vi) "REQUEST PERIOD" means the period beginning on the date of the Subsequent Closing and ending on the earlier of:

               (A) THE TIME THE COMPANY, WITH THE AUTHORIZATION OF THE HOLDERS OF SIXTY-FIVE PERCENT (65%) OF THE THEN OUTSTANDING SHARES, FILES AN S-1 WITH THE SEC THE PURPOSE OF CONDUCTING A QUALIFIED PUBLIC OFFERING, AS DEFINED IN THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, PROVIDED, THAT THE REQUEST PERIOD WILL BE REINSTATED IF SUCH REGISTRATION STATEMENT HAS NOT BECOME EFFECTIVE WITHIN 90 DAYS THEREAFTER; AND

               (B) THE TIME THE COMPANY SIGNS A TERM SHEET, WITH THE AUTHORIZATION OF THE HOLDERS OF SIXTY-FIVE PERCENT (65%) OF THE THEN OUTSTANDING SHARES, WITH RESPECT TO A TRANSACTION THAT WOULD RESULT IN (A) THE SALE OF ALL OR SUBSTANTIALLY ALL OF THE COMPANY'S ASSETS OR (B) THE MERGER OF THE COMPANY OR THE SALE OR ISSUANCE OF ITS SECURITIES IF STOCKHOLDERS OWNING A MAJORITY OF THE VOTING POWER OF THE COMPANY IMMEDIATELY BEFORE CONSUMMATION OF SUCH TRANSACTION WOULD OWN LESS THAN A MAJORITY OF THE VOTING POWER OF THE COMPANY OR THE SURVIVING CORPORATION FOLLOWING CONSUMMATION; PROVIDED, THAT THE REQUEST PERIOD WILL BE REINSTATED IF SUCH TRANSACTION HAS NOT BEEN CONSUMMATED WITHIN NINETY
(90) DAYS THEREAFTER.

          (vii) "UNPURCHASED SHARES" means QuatRx Additional Shares which any Prior Purchaser has a right to acquire but has elected not to acquire or has failed to acquire at the Additional Shares Closing.

          (b) INITIATED BY PURCHASERS. At any time during the Request Period, the Prior Purchasers may deliver to the Company a Request for Purchase, dated and signed by holders of not less than sixty percent (60%) of the number of Shares and Conversion Shares held by the Prior Purchasers then outstanding if at the time of the delivery the difference of (a) the Company's available cash and cash equivalents balance and (b) its then outstanding indebtedness (determined in accordance with GAAP) is less than 1-year of operating cash requirements as measured by the most recent annual financial projection approved by the Board. Upon receipt of a properly delivered Request for Purchase, the Company shall promptly deliver written notice to (i) each Prior Purchaser advising that such Prior Purchaser has the right to purchase its Pro Rata Share of the QuatRx Additional Shares, the number of QuatRx Additional Shares which such Purchaser may purchase and the aggregate Purchase Price of such QuatRx Additional Shares and (ii) to each Additional Purchaser advising such Additional Purchaser that it has the right to purchase the number of Hormos Additional Shares set forth opposite its name on TABLE A-3 of EXHIBIT A under the heading "SHARES ACQUIRED AT SUBSEQUENT CLOSING". A Prior Purchaser may exercise its right to purchase QuatRx Additional Shares by delivery of a Notice of Exercise to the Company within ten (10) days following delivery of the Company's notice.

          (c) PURCHASE OF UNPURCHASED SHARES. Each Prior Purchaser who has elected to acquire QuatRx Additional Shares and has completed the acquisition of such Prior Purchaser's entire Pro Rata Share will have an additional right to purchase its Pro Rata Share of all Unpurchased Shares. As soon as reasonably practical after it becomes aware that there are or will be Unpurchased Shares, the Company shall promptly deliver written notice to each such Prior Purchaser advising that such Prior Purchaser has the right to purchase its Pro Rata Share of the Unpurchased Shares, the number of Unpurchased Shares which such Prior Purchaser may purchase and the aggregate Purchase Price of such Unpurchased Shares. A Prior Purchaser may exercise its right to acquire Unpurchased Shares by delivery of a Notice of Exercise to the Company within ten (10) days following delivery of the Company's notice.

          (d) CLOSING. The closing of the purchase and sale of Additional Shares (including Unpurchased Shares) under this Section 1.4 will be held as described in Section 2.

          (e) INCREASE IN OPTION POOL. In the event that Additional Shares are sold and purchased pursuant to this Section 1.4, the unallocated option pool available to be awarded under the Company's 2000 Equity Incentive Plan or any new, substitute or replacement plan, will be increased proportionally to adjust for the dilution of management arising from the issuance of Additional Shares.

     1.5 SALE OF SHARES IN CONNECTION WITH HORMOS COMBINATION. Subject to the conditions hereof, the Additional Purchasers listed on TABLE A-3 to EXHIBIT A (or its designated affiliate) will purchase at the Purchase Price (subject to proportionate adjustment for any stock dividends, combinations, splits, recapitalizations and the like) the number of Shares set forth opposite such Additional Purchaser's name on TABLE A-3 to EXHIBIT A under the heading "SHARES ACQUIRED UPON EXCHANGE". Any shares of Series D Preferred sold pursuant to this
Section 1.5 shall be deemed to be Shares for all purposes under this Agreement. The Company may amend, without the consent of the Additional Purchasers, TABLE A-3 to EXHIBIT A solely to reflect the purchases made pursuant to the Hormos Closing.

2.   CLOSING, DELIVERY AND PAYMENT.

     2.1 THE FIRST CLOSING OF THE SALE AND PURCHASE OF THE SHARES UNDER THIS AGREEMENT (THE "Initial Closing") OCCURRED ON NOVEMBER 22, 2004 (THE DATE OF SUCH INITIAL CLOSING IS HEREINAFTER REFERRED TO AS THE "Initial Closing Date"). THE CLOSING OF THE SALE AND PURCHASE OF THE SHARES PURSUANT TO SECTION 1.5 (THE "Hormos Closing") SHALL TAKE PLACE WITHIN TWO (2) WEEKS (THE "Hormos Closing Date") AFTER THE CLOSING OF THE TRANSACTIONS CONTEMPLATED BY THAT CERTAIN EXCHANGE AGREEMENT, MADE AS OF MAY 20, 2005, BY AND AMONG THE COMPANY, HORMOS MEDICAL CORPORATION ("Hormos"), AND THE SHAREHOLDERS OF HORMOS SIGNATORIES THERETO (THE "Exchange Agreement"). THE FINAL CLOSING OF THE SALE AND PURCHASE OF SHARES (THE "Subsequent Closing") SHALL TAKE PLACE NO LATER THAN OCTOBER 31, 2005 IF THE CONDITIONS THERETO SET FORTH IN THIS AGREEMENT ARE SATISFIED AS OF THAT TIME, OR AT AN EARLIER DATE UPON THE VOTE OF PURCHASERS HOLDING AT LEAST SIXTY-FIVE PERCENT (65%) OF THE OUTSTANDING SERIES D PREFERRED STOCK. IF THE CONDITIONS AS SET FORTH ARE NOT MET BY SEPTEMBER 30, 2005, THEN THE SUBSEQUENT CLOSING SHALL BE DELAYED UNTIL SUCH TIME AS THE CONDITIONS ARE MET, AS JUDGED BY THE HOLDERS OF SIXTY-FIVE PERCENT (65%) OF THE THEN OUTSTANDING SHARES. SUBJECT TO THE FOREGOING, THE SPECIFIC TIMES AND PLACES OF THE SUBSEQUENT CLOSING DATE SHALL BE THOSE ON WHICH THE COMPANY AND THE PURCHASERS MUTUALLY AGREE (THE DATE OF SUCH SUBSEQUENT CLOSING IS HEREINAFTER REFERRED TO AS THE "Subsequent Closing Date"). THE SALE OF AND PURCHASE OF ADDITIONAL SHARES (THE "Additional Shares Closing") WILL BE HELD AS SOON AS REASONABLY PRACTICAL, BUT NOT LESS THAN 20 DAYS, FOLLOWING EXPIRATION OF THE PERIOD DURING WHICH THE PRIOR PURCHASERS MAY DELIVER A NOTICE OF EXERCISE UNDER SECTION 1.4(B). THE CLOSING OF THE SALE OF UNPURCHASED SHARES ARISING FROM THE FAILURE OF ANY PRIOR PURCHASER TO COMPLETE A PURCHASE OF QUATRX ADDITIONAL SHARES AT THE ADDITIONAL SHARES CLOSING AFTER HAVING DELIVERED A NOTICE OF EXERCISE (THE "Unpurchased Shares Closing") WILL OCCUR AS SOON A REASONABLY PRACTICAL, BUT NOT LESS THAN 20 DAYS, FOLLOWING EXPIRATION OF THE PERIOD DURING WHICH THE PRIOR PURCHASERS MAY DELIVER A NOTICE OF EXERCISE UNDER SECTION 1.4(C).

     2.2 Delivery. AT THE INITIAL CLOSING, THE HORMOS CLOSING, THE SUBSEQUENT CLOSING, THE ADDITIONAL SHARES CLOSING OR THE UNPURCHASED SHARES CLOSING (EACH, A "Closing"), AS THE CASE MAY BE, SUBJECT TO THE TERMS AND CONDITIONS HEREOF AND IN ADDITION TO OTHER ITEMS TO BE DELIVERED PURSUANT TO THIS AGREEMENT, THE COMPANY WILL DELIVER TO THE PURCHASERS CERTIFICATES REPRESENTING THE NUMBER OF SHARES TO BE PURCHASED AT SUCH CLOSING BY EACH PURCHASER, AGAINST PAYMENT OF THE PURCHASE PRICE THEREFOR BY CHECK OR WIRE TRANSFER MADE PAYABLE TO THE ORDER OF THE COMPANY.

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     As of the Initial Closing Date, the Company represented and warranted to the Prior Purchasers that, except as set forth on the Schedule of Exceptions attached as EXHIBIT C to the Prior Purchase Agreement (the "SCHEDULE OF EXCEPTIONS"), the representations and warranties set forth in this Section 3 were true and correct in all material respects as of such date. Except as specifically indicated and as set forth in the Schedule of Exceptions revised pursuant to Section 5.2(a), at the Subsequent Closing, the Additional Shares Closing and the Unpurchased Shares Closing, the Company shall represent and warrant to each Purchaser as of the date of each of the Subsequent Closing, the Additional Shares Closing and the Unpurchased Shares Closing, as follows:

     3.1 Organization and Standing. THE COMPANY IS A CORPORATION DULY ORGANIZED AND VALIDLY EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING UNDER SUCH LAWS. THE COMPANY HAS THE REQUISITE CORPORATE POWER TO OWN AND OPERATE ITS PROPERTIES AND ASSETS, AND TO CARRY ON ITS BUSINESS AS PRESENTLY CONDUCTED AND AS PRESENTLY PROPOSED TO BE CONDUCTED. THE COMPANY IS QUALIFIED TO DO BUSINESS AS A FOREIGN CORPORATION IN EVERY JURISDICTION WHERE THE FAILURE TO SO QUALIFY WOULD HAVE A MATERIAL ADVERSE IMPACT ON THE COMPANY'S BUSINESS. TRUE AND ACCURATE COPIES OF THE COMPANY'S CERTIFICATE OF INCORPORATION AND BYLAWS, EACH AS AMENDED AND IN EFFECT AT THE INITIAL CLOSING, HAVE BEEN MADE AVAILABLE TO THE INVESTORS.

     3.2 Corporate Power. THE COMPANY HAS ALL REQUISITE LEGAL AND CORPORATE POWER TO (A) EXECUTE, DELIVER AND PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT, THAT CERTAIN FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT OF EVEN DATE HEREWITH IN THE FORM ATTACHED HERETO AS Exhibit D TO THE PRIOR PURCHASE AGREEMENT (THE "Rights Agreement"), THAT CERTAIN THIRD AMENDED AND RESTATED STOCK RESTRICTION AGREEMENT OF EVEN DATE HEREWITH IN THE FORM ATTACHED AS Exhibit E TO THE PRIOR PURCHASE AGREEMENT (THE "Stock Restriction Agreement"), THAT CERTAIN THIRD AMENDED AND RESTATED VOTING AGREEMENT OF EVEN DATE HEREWITH IN THE FORM ATTACHED AS Exhibit F TO THE PRIOR PURCHASE AGREEMENT (THE "Voting Agreement") AND ALL OTHER AGREEMENTS TO WHICH THE COMPANY IS A PARTY OF EVEN DATE AND DELIVERED SIMULTANEOUSLY HEREWITH (TOGETHER WITH THIS AGREEMENT, THE RIGHTS AGREEMENT, THE STOCK RESTRICTION AGREEMENT AND THE VOTING AGREEMENT THE "Investment Documents"), (B) SELL THE SHARES, (C) CARRY OUT AND PERFORM ITS OBLIGATIONS UNDER THE TERMS OF THIS AGREEMENT AND THE INVESTMENT DOCUMENTS AND
(D) CARRY OUT ITS BUSINESS AS PRESENTLY CONDUCTED OR AS PROPOSED TO BE
CONDUCTED.

     3.3 Subsidiaries. THE COMPANY DOES NOT DIRECTLY OR INDIRECTLY, CONTROL OR HAVE AN INTEREST IN, ANY OTHER CORPORATION, ASSOCIATION OR ENTITY. THE COMPANY IS NOT A PARTICIPANT IN ANY JOINT VENTURE, PARTNERSHIP OR SIMILAR ARRANGEMENT.

     3.4 Capitalization. AS OF IMMEDIATELY PRIOR TO THE INITIAL CLOSING, THE AUTHORIZED CAPITAL STOCK OF THE COMPANY CONSISTS OF 72,502,056 SHARES OF COMMON STOCK AND 60,442,920 SHARES OF PREFERRED STOCK, 1,575,000 OF WHICH ARE DESIGNATED SERIES A PREFERRED STOCK (THE "Series A Preferred"), 4,200,000 OF WHICH ARE DESIGNATED SERIES B PREFERRED STOCK (THE "Series B Preferred"), 25,596,491 OF WHICH ARE DESIGNATED SERIES C PREFERRED (THE "Series C Preferred") AND 29,071,429 OF WHICH ARE DESIGNATED SERIES D PREFERRED. THE SERIES A PREFERRED, THE SERIES B PREFERRED, THE SERIES C PREFERRED AND THE SERIES D PREFERRED HAVE THE RESPECTIVE RIGHTS, PREFERENCES AND PRIVILEGES SET FORTH IN THE RESTATED CERTIFICATE. IMMEDIATELY PRIOR TO THE INITIAL CLOSING, THERE ARE 3,976,000 SHARES OF COMMON STOCK ISSUED AND OUTSTANDING, 1,575,000 SHARES OF SERIES A PREFERRED ISSUED AND OUTSTANDING, 4,200,000 SHARES OF SERIES B PREFERRED ISSUED AND OUTSTANDING, 25,596,491 SHARES OF SERIES C PREFERRED ISSUED AND OUTSTANDING AND NO SHARES OF SERIES D PREFERRED ISSUED AND OUTSTANDING. ALL SUCH ISSUED AND OUTSTANDING SHARES HAVE BEEN DULY AUTHORIZED AND VALIDLY ISSUED, ARE FULLY PAID AND NONASSESSABLE AND WERE ISSUED IN COMPLIANCE WITH ALL APPLICABLE STATE AND FEDERAL LAWS CONCERNING THE ISSUANCE OF SECURITIES. IMMEDIATELY PRIOR TO THE INITIAL CLOSING DATE, EACH OUTSTANDING SHARE OF SERIES A PREFERRED STOCK AND SERIES C PREFERRED STOCK WAS CONVERTIBLE INTO COMMON STOCK ON A ONE-FOR-ONE BASIS, AND EACH OUTSTANDING SHARE OF SERIES B STOCK WAS CONVERTIBLE INTO COMMON STOCK ON THE BASIS OF 1.19 COMMON SHARES FOR EACH SHARE OF SERIES B PREFERRED. THERE ARE NO OUTSTANDING PREEMPTIVE OR OTHER RIGHTS, PLANS, OPTIONS, WARRANTS, CONVERSION RIGHTS OR AGREEMENTS FOR THE PURCHASE OR ACQUISITION FROM THE COMPANY OF ANY SHARES OF ITS CAPITAL STOCK, EXCEPT THAT (I) 7,275,259 SHARES OF COMMON STOCK ARE RESERVED FOR ISSUANCE TO EMPLOYEES, CONSULTANTS, DIRECTORS AND OFFICERS OF THE COMPANY PURSUANT TO THE COMPANY'S 2000 EQUITY INCENTIVE PLAN, OF WHICH 2,308,280 SHARES ARE CURRENTLY SUBJECT TO OUTSTANDING OPTIONS, 378,631 SHARES ARE RESERVED FOR AWARDS PURSUANT TO EXISTING PROGRAMS AND 4,588,348 SHARES ARE UNALLOCATED; (II) 1,575,000 SHARES OF COMMON STOCK HAVE BEEN RESERVED FOR ISSUANCE UPON CONVERSION OF THE SERIES A PREFERRED;
(III) 4,200,000 SHARES OF COMMON STOCK HAVE BEEN RESERVED FOR ISSUANCE UPON CONVERSION OF THE SERIES B PREFERRED AND (IV) 25,596,491 SHARES OF COMMON STOCK HAVE BEEN RESERVED FOR ISSUANCE UPON CONVERSION OF THE SERIES C PREFERRED. THERE ARE NO STOCK APPRECIATION RIGHTS, PHANTOM STOCK OR OTHER RIGHTS TO PARTICIPATE IN THE PROFITS OF THE COMPANY. THE COMPANY HAS NOT MADE ANY REPRESENTATIONS OR COMMITMENTS REGARDING EQUITY INCENTIVES TO ANY OFFICER, EMPLOYEE, DIRECTOR OR CONSULTANT THAT ARE INCONSISTENT WITH THE SHARE AMOUNTS AND TERMS SET FORTH ON THE SCHEDULE OF EXCEPTIONS. THE CAPITALIZATION OF THE COMPANY IMMEDIATELY PRIOR TO THE INITIAL CLOSING, AND ON A PRO FORMA BASIS AS IT WILL BE IMMEDIATELY FOLLOWING EACH OF THE INITIAL CLOSING AND THE SUBSEQUENT CLOSING, ARE SET FORTH ON Exhibit G TO THE PRIOR PURCHASE AGREEMENT. COMPANY HAS FURNISHED PURCHASERS COMPLETE AND ACCURATE COPIES OF ALL PLAN DOCUMENTS AND AGREEMENTS TO ISSUE STOCK AND OPTIONS

UNDER THE COMPANY'S 2000 EQUITY INCENTIVE PLAN. AS OF IMMEDIATELY BEFORE THE INITIAL CLOSING, THE CONVERSION PRICE FOR THE SERIES A PREFERRED SHALL BE $1.00, THE CONVERSION PRICE FOR THE SERIES B PREFERRED SHALL BE $1.26, THE CONVERSION PRICE FOR THE SERIES C PREFERRED SHALL BE $1.14 AND THE CONVERSION PRICE FOR THE SERIES D PREFERRED SHALL BE $1.40, AND SHALL REMAIN UNCHANGED IMMEDIATELY AFTER THE INITIAL CLOSING.

     3.5  Authorization.

          (a) All corporate action on the part of the Company, its officers, directors and shareholders necessary for (i) the sale and issuance of the Shares pursuant hereto, (ii) the issuance of the Conversion Shares and
     (iii) the execution, performance and delivery by the Company of this Agreement and the Investment Documents has been taken or will be taken prior to the Initial Closing hereunder. The Agreement and the Investment Documents are valid and binding obligations of the Company enforceable against it in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditor's rights and rules or laws concerning equitable remedies.

          (b) The Shares and the Conversion Shares, when issued in compliance with the provisions of this Agreement and the Restated Certificate, will be validly issued (including, without limitation, issued in compliance with applicable federal and state securities laws), fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Shares and the Conversion Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or otherwise required by such laws at the time a transfer is proposed.

          (c) Except as set forth in this Agreement and the Investors' Rights Agreement, no stockholder of the Company has any right of first refusal or any preemptive rights in connection with the issuance and sale of the Shares or the issuance of the Conversion Shares. All shareholders holding such right have waived such right with respect to the issuance and sale of the Shares.

          (d) Except as set forth in this Agreement and the Investors' Rights Agreement, there is no agreement between the Company and any holders of its securities or, to the Company's knowledge, among any holders of its securities, relating to the sale or transfer (including without limitation agreements related to rights of first refusal, co-sale rights or "drag along" rights) of the capital shares of the Company.

     3.6 Title to Properties and Assets; Liens, etc. THE COMPANY HAS GOOD AND MARKETABLE TITLE TO ITS PROPERTIES AND ASSETS AND GOOD TITLE TO ALL ITS LEASEHOLD ESTATES, IN EACH CASE SUBJECT TO NO MORTGAGE, PLEDGE, LIEN, ENCUMBRANCE OR CHARGE, OTHER THAN, OR RESULTING FROM (A) TAXES WHICH HAVE NOT YET BECOME DELINQUENT AND (B) LIENS AND ENCUMBRANCES WHICH DO NOT MATERIALLY DETRACT FROM THE VALUE OF THE PROPERTY SUBJECT THERETO OR IMPAIR THE OPERATIONS OF THE COMPANY. THE COMPANY OWNS NO REAL PROPERTY.

     3.7 Financial Statements. THE COMPANY HAS FURNISHED TO PURCHASERS TRUE AND CORRECT COPIES OF THE AUDITED BALANCE SHEET OF THE COMPANY AS OF DECEMBER 31, 2003 AND THE RELATED STATEMENTS OF OPERATIONS, SHAREHOLDERS' EQUITY AND CASH FLOWS, TOGETHER WITH ALL RELATED NOTES AND SCHEDULES THERETO AND AN UNAUDITED BALANCE SHEET AS OF JUNE 30, 2004 AND THE RELATED STATEMENT OF OPERATIONS (THE "Financial Statements"), AND THE BUDGET PROVIDED BY THE COMPANY TO THE PURCHASERS WAS PREPARED IN GOOD FAITH AND BASED ON REASONABLE ASSUMPTIONS. ALL THE BOOKS, RECORDS AND ACCOUNTS OF THE COMPANY ARE ACCURATE AND COMPLETE, HAVE BEEN MAINTAINED IN ACCORDANCE WITH GOOD BUSINESS PRACTICE AND ALL LAWS, REGULATIONS AND RULES APPLICABLE TO THE COMPANY, AND ACCURATELY PRESENT AND REFLECT ALL OF THE TRANSACTIONS DESCRIBED THEREIN.

     3.8 No Undisclosed Liabilities. THE COMPANY HAS NO LIABILITIES OR OBLIGATIONS OF ANY NATURE (WHETHER KNOWN OR UNKNOWN AND WHETHER ABSOLUTE, ACCRUED, CONTINGENT, CHOATE, INCHOATE OR OTHERWISE) EXCEPT FOR LIABILITIES OR OBLIGATIONS REFLECTED OR RESERVED AGAINST IN THE FINANCIAL STATEMENTS AND CURRENT LIABILITIES INCURRED SINCE JUNE 30, 2004 IN THE ORDINARY COURSE OF BUSINESS AND CONSISTENT WITH PAST PRACTICE THAT IN THE AGGREGATE WILL NOT HAVE A MATERIAL ADVERSE EFFECT ON THE BUSINESS, PROPERTIES, PROSPECTS, OR FINANCIAL CONDITION OF THE COMPANY.

     3.9 Employees. THE COMPANY'S EMPLOYEES ARE NOT REPRESENTED BY ANY LABOR UNIONS, NOR, TO THE COMPANY'S KNOWLEDGE, IS ANY UNION ORGANIZATION CAMPAIGN IN PROGRESS OR THREATENED. TO THE COMPANY'S KNOWLEDGE, NO EMPLOYEE OF THE COMPANY IS IN VIOLATION OF ANY TERM OF ANY EMPLOYMENT CONTRACT, PATENT DISCLOSURE AGREEMENT OR ANY OTHER CONTRACT OR AGREEMENT RELATING TO THE RIGHT OF ANY SUCH EMPLOYEE TO BE EMPLOYED BY THE COMPANY BECAUSE OF THE NATURE OF THE BUSINESS CONDUCTED BY THE COMPANY OR FOR ANY OTHER REASON, AND THE CONTINUED EMPLOYMENT BY THE COMPANY OF ITS PRESENT EMPLOYEES WILL NOT RESULT IN ANY SUCH VIOLATIONS. THE COMPANY IS NOT PARTY TO OR BOUND BY DEFERRED COMPENSATION AGREEMENTS, BONUS PLANS, INCENTIVE PLANS, PROFIT SHARING PLANS, RETIREMENT AGREEMENTS, SEVERANCE AGREEMENTS OR ANY OTHER SIMILAR EMPLOYEE BENEFIT PLAN OR OBLIGATION COVERING ANY OF ITS OFFICERS OR EMPLOYEES, INCLUDING WITHOUT LIMITATION, ANY AGREEMENT TO INCREASE THE COMPENSATION OF ANY OFFICER OR EMPLOYEE UPON OR PURSUANT TO A CHANGE OF CONTROL OF THE COMPANY. THE EMPLOYMENT OF EACH OFFICER AND EMPLOYEE OF THE COMPANY IS

TERMINABLE AT THE WILL OF THE COMPANY WITHOUT TRIGGERING SEVERANCE OR OTHER ADDITIONAL COMPENSATION. EACH OFFICER, EMPLOYEE AND CONSULTANT OF THE COMPANY HAS EXECUTED A CONFIDENTIALITY, NON-DISCLOSURE AND DEVELOPMENT ASSIGNMENT AGREEMENT, A COPY OF WHICH HAS BEEN MADE AVAILABLE TO THE PURCHASERS AND THE COMPANY WILL OBTAIN SUCH SIGNED AGREEMENTS FROM EACH OFFICER, EMPLOYEE AND CONSULTANT IN THE FUTURE. NO FORMER OR CURRENT EMPLOYEE, OFFICER OR CONSULTANT OF THE COMPANY HAS EXCLUDED WORKS OR INVENTIONS MADE PRIOR TO HIS OR HER EMPLOYMENT WITH THE COMPANY FROM HIS OR HER ASSIGNMENT OF INVENTIONS PURSUANT TO SUCH EMPLOYEE, OFFICER OR CONSULTANT'S PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT. THE COMPANY IS NOT AWARE THAT ANY OF ITS OFFICERS, EMPLOYEES AND CONSULTANTS IS IN VIOLATION OF SUCH CONFIDENTIALITY, NON-DISCLOSURE AND DEVELOPMENT ASSIGNMENT AGREEMENT AND WILL USE REASONABLE EFFORTS TO PREVENT ANY SUCH VIOLATION. TO THE COMPANY'S KNOWLEDGE, THE COMPANY HAS COMPLIED WITH ALL APPLICABLE STATE AND FEDERAL EQUAL EMPLOYMENT OPPORTUNITY AND OTHER LAWS RELATED TO EMPLOYMENT. THE COMPANY DOES NOT HAVE OR OTHERWISE CONTRIBUTE TO OR PARTICIPATE IN ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT SECURITY ACT OF 1974, AS AMENDED.

     3.10 Changes in Conditions. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, SINCE JUNE 30, 2004, (A) THE COMPANY HAS NOT ENTERED INTO ANY TRANSACTION WHICH WAS NOT IN THE ORDINARY COURSE OF BUSINESS, (B) THERE HAS BEEN NO ADVERSE CHANGE IN THE COMPANY'S BUSINESS, PROPERTIES, PROSPECTS OR FINANCIAL CONDITION, (C) THE COMPANY HAS NOT INCURRED ANY MATERIAL TAX LIABILITY, (D) THERE HAS BEEN NO RESIGNATION OR TERMINATION OF EMPLOYMENT OF ANY OFFICER OR KEY EMPLOYEE OF THE COMPANY AND THE COMPANY DOES NOT KNOW OF ANY IMPENDING RESIGNATION OR TERMINATION OF EMPLOYMENT OF ANY SUCH OFFICER OR KEY EMPLOYEE THAT IF CONSUMMATED WOULD CONSTITUTE AN ADVERSE CHANGE IN THE COMPANY'S BUSINESS, PROPERTIES, PROSPECTS OR FINANCIAL CONDITION, (E) THERE HAS BEEN NO WAIVER BY THE COMPANY OF A VALUABLE RIGHT OR OF A DEBT OWING TO THE COMPANY WHICH WOULD CONSTITUTE AN ADVERSE CHANGE IN THE COMPANY'S BUSINESS, PROPERTIES, PROSPECTS OR FINANCIAL CONDITION, (F) THERE HAS NOT BEEN ANY SATISFACTION OR DISCHARGE OF ANY LIEN, CLAIM OR ENCUMBRANCE OR ANY PAYMENT OF ANY OBLIGATION BY THE COMPANY EXCEPT IN THE ORDINARY COURSE OF BUSINESS, (G) THE COMPANY HAS NOT TAKEN ANY ACTION THAT WOULD REQUIRE THE PRIOR APPROVAL OF THE HOLDERS OF THE SERIES A PREFERRED, THE SERIES B PREFERRED OR THE SERIES C PREFERRED PURSUANT TO
ARTICLE IV, SECTION 5 OF THE RESTATED CERTIFICATE, AND (H) THERE HAS NOT BEEN ANY SALE, ASSIGNMENT OR TRANSFER OF ANY PATENTS, TRADEMARKS, COPYRIGHTS, TRADE SECRETS OR OTHER INTANGIBLE ASSETS. THE COMPANY HAS NO AGREEMENT OR COMMITMENT TO DO ANY OF THE THINGS DESCRIBED IN THIS SECTION 3.10.

     3.11 Transactions with Affiliates. EXCEPT FOR (A) TRANSACTIONS RELATING TO PURCHASES OF SHARES OF THE COMPANY'S COMMON STOCK PURSUANT TO STOCK PURCHASE AGREEMENTS BETWEEN THE COMPANY AND EACH OF THE FOUNDERS, (B) REGULAR SALARY

PAYMENTS AND FRINGE BENEFITS UNDER AN INDIVIDUAL'S COMPENSATION PACKAGE WITH THE COMPANY, (C) THE ISSUANCE OF THE SHARES PURSUANT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT, AND (D) THE INVESTMENT DOCUMENTS OR OTHER CONTRACTS OR AGREEMENTS REFERRED TO OR CONTEMPLATED HEREIN OR THEREIN, NO OFFICER, DIRECTOR, 1% STOCKHOLDER, OR SPOUSE, PARENT, SIBLING, CHILD OR AFFILIATE OF ANY SUCH PERSON, OR ANY OTHER EMPLOYEE HAS ANY AGREEMENT, UNDERSTANDING, PROPOSED TRANSACTION OR IS INDEBTED TO THE COMPANY, NOR IS THE COMPANY INDEBTED (OR COMMITTED TO MAKE LOANS OR EXTEND OR GUARANTEE CREDIT) TO ANY OF THEM. TO THE BEST OF THE COMPANY'S KNOWLEDGE, NO OFFICER, DIRECTOR, 1% STOCKHOLDER OR SPOUSE, PARENT SIBLING, CHILD OR AFFILIATE OF ANY SUCH PERSON HAS ANY DIRECT OR INDIRECT OWNERSHIP INTEREST IN ANY FIRM OR CORPORATION WITH WHICH THE COMPANY IS AFFILIATED OR WITH WHICH THE COMPANY HAS A BUSINESS RELATIONSHIP, OR ANY FIRM OR CORPORATION THAT COMPETES WITH THE COMPANY, EXCEPT THAT ANY SUCH PERSON MAY OWN STOCK IN PUBLICLY TRADED COMPANIES THAT MAY COMPETE WITH THE COMPANY. NO SPOUSE, PARENT, SIBLING, CHILD OR AFFILIATE OF ANY OFFICER, DIRECTOR OR 1% SHAREHOLDER OF THE COMPANY IS DIRECTLY OR INDIRECTLY INTERESTED IN ANY MATERIAL CONTRACT WITH THE COMPANY.

     3.12 Litigation, etc. THERE ARE NO ACTIONS, SUITS, PROCEEDINGS, ARBITRATIONS OR INVESTIGATIONS PENDING OR, TO THE COMPANY'S KNOWLEDGE, THREATENED AGAINST THE COMPANY, NOR, TO THE COMPANY'S KNOWLEDGE, IS THERE ANY BASIS THEREFOR, WHICH, EITHER IN ANY CASE OR IN THE AGGREGATE, WOULD RESULT IN ANY ADVERSE CHANGE IN THE BUSINESS, AFFAIRS OR OPERATIONS OF THE COMPANY OR IN ANY OF ITS PROPERTIES OR ASSETS, OR IN ANY IMPAIRMENT OF THE RIGHT OR ABILITY OF THE COMPANY TO CARRY ON ITS BUSINESS AS NOW CONDUCTED, OR IN ANY LIABILITY ON THE PART OF THE COMPANY, AND NONE WHICH QUESTIONS THE VALIDITY OF THIS AGREEMENT OR THE INVESTMENT DOCUMENTS OR ANY ACTION TAKEN OR TO BE TAKEN IN CONNECTION HEREWITH OR THEREWITH. THE COMPANY IS NOT A PARTY OR SUBJECT TO ANY WRIT, ORDER, INJUNCTION, DECREE OR JUDGMENT AND THERE IS NO ACTION, SUIT, PROCEEDING OR INVESTIGATION BY THE COMPANY CURRENTLY PENDING.

     3.13 Registration Rights and Voting Rights. EXCEPT AS PROVIDED IN THE INVESTORS' RIGHTS AGREEMENT, THE COMPANY IS NOT UNDER ANY OBLIGATION TO REGISTER ANY PRESENTLY OUTSTANDING SECURITIES, OR ANY SECURITIES WHICH MAY HEREAFTER BE ISSUED, UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "Securities Act"). TO THE COMPANY'S KNOWLEDGE, EXCEPT AS CONTEMPLATED BY THE VOTING AGREEMENT, NO STOCKHOLDERS OF THE COMPANY HAVE ENTERED INTO ANY AGREEMENTS WITH RESPECT TO THE VOTING OF CAPITAL SHARES OF THE COMPANY.

     3.14 Governmental and Third Party Consent, etc. NO CONSENT, APPROVAL OR AUTHORIZATION OF, OR DESIGNATION, DECLARATION OR FILING WITH ANY GOVERNMENTAL AUTHORITY OR ANY OTHER THIRD PARTY ON THE PART OF THE COMPANY IS REQUIRED IN CONNECTION WITH THE VALID EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT OR THE INVESTMENT DOCUMENTS, OR THE OFFER, SALE OR ISSUANCE OF THE SHARES OR THE

CONVERSION SHARES OR THE CONSUMMATION OF ANY OTHER TRANSACTION CONTEMPLATED HEREBY OR THEREBY, EXCEPT THE FILING OF THE RESTATED CERTIFICATE WITH THE DELAWARE SECRETARY OF STATE AND, IF REQUIRED, QUALIFICATIONS OR FILINGS UNDER THE SECURITIES ACT, THE DELAWARE GENERAL CORPORATION LAW (THE "Delaware Law") AND OTHER APPLICABLE STATE SECURITIES LAWS WHICH QUALIFICATIONS OR FILINGS, IF REQUIRED, WILL BE OBTAINED OR MADE AND WILL BE EFFECTIVE WITHIN THE TIME PERIODS REQUIRED BY LAW.

     3.15 Securities Act. SUBJECT TO THE ACCURACY OF THE PURCHASERS' REPRESENTATIONS IN SECTION 4 HEREOF, THE OFFER, SALE AND ISSUANCE OF THE SHARES IN CONFORMITY WITH THE TERMS OF THIS AGREEMENT AND THE ISSUANCE OF THE SHARES CONSTITUTE TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SECTION 5 OF THE SECURITIES ACT.

     3.16 Agreements; Action.

               (a) There are no agreements, understandings, instruments or contracts (whether written or oral) (each a "CONTRACT") to which the Company or any of its subsidiaries is a party or by which it is bound (i) that is material to the Company or the conduct of its business, (ii) that involves (1) obligations (contingent or otherwise) of, or payments to, the Company in excess of $25,000 in the aggregate, (2) the license of any patent, copyright, trade secret or other proprietary right to or from the Company or any of its subsidiaries, (3) the grant of rights to manufacture, produce, assemble, license, market, or sell its products to any other person or affect the Company's exclusive right to develop, manufacture, assemble, distribute, market or sell its products or (4) the indemnification by the Company with respect to infringements of Intellectual Property (as defined herein) or any other matter, or (iii) under which the Company is restricted from carrying on any business anywhere in the world. The Company has delivered or made available to the Purchasers a true, complete and correct copy of each written Contract and a reasonably detailed written description of each oral Contract listed on the Schedule of Exceptions.

               (b) With respect to each Contract required to be set forth in the Schedule of Exceptions pursuant to Section 3.16(a) hereof (whether such Contract is listed in such Schedule of Exceptions): (i) such Contract is a legal, valid and binding obligation of the Company and, to the knowledge of the Company, the other parties thereto; (ii) the Company is not in default under such Contract and, to the knowledge of the Company, no other person that is a party to such Contract is in default thereunder; and (iii) no event has occurred or no circumstance exists that (with or without notice or lapse of time) may contravene, conflict with, or result in a violation or breach of, or give the Company or any other person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, such Contract.

               (c) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $10,000 or in excess of $50,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of, or created any lien on or other encumbrance with respect to, any assets or rights of the Company, other than the sale of its inventory in the ordinary course of business.

     3.17 Tax Returns and Payments.

               (a) All federal, state, local and foreign tax returns required to be filed by or with respect to the Company have been timely filed with the appropriate governmental or taxing authority. All such tax returns are materially accurate, true and complete, and the Company is not the beneficiary of any extension of time to file any such tax return. The Company has delivered or made available to the Purchasers complete and accurate copies of all of such tax returns.

               (b) The Company has timely paid or made provision for the payment of all federal, state, local and foreign taxes, assessments, fees, and other governmental charges upon the Company, or upon any of its properties, income, or franchises ("TAXES") that have or may reasonably be expected to become due with respect to the business or operations of the Company for periods (or portions thereof) ending before the date hereof. All Taxes (including, without limitation, sales and use and employment taxes) that the Company is or was required to withhold or collect with respect to the business or operations of the Company prior to the date hereof have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental or taxing authority or other person. The Company has properly requested, received and retained all necessary exemption certificates and other documentation supporting any claimed exemption or waiver of Taxes on sales or other transactions by the Company prior to the date hereof as to which the Company would have been obligated to collect or withhold Taxes.

               (c) There are no liens for Taxes (other than Taxes not yet due and payable) upon any of the Company's assets.

               (d) There are currently no deficiencies for Taxes that have been claimed, proposed or assessed by any governmental or taxing authority against the Company or with respect to the business or operations of the Company. There are no current, pending or, to the knowledge of the Company's founders, threatened audits, investigations or claims for or relating to any liability in respect of Taxes with respect to the business or operations of the Company, and there are no matters under discussion with any governmental or taxing authority with respect to such Taxes. No power of attorney has been executed by or on behalf of the Company with respect to any matters relating to Taxes with respect to the business or operations of the Company that is currently in force. No extension or waiver of a statute of limitations relating to Taxes with respect to the business or operations of the Company is in effect. The Company has not received a written claim within the immediately preceding three years by a governmental or taxing authority in a jurisdiction in which the Company operates or in which any of the Company's assets are located, where the Company does not file tax returns, that the Company may be subject to taxation in that jurisdiction.

     3.18 Permits. THE COMPANY POSSESSES ALL CERTIFICATES, LICENSES, APPROVALS, AUTHORIZATIONS AND PERMITS ISSUED BY, AND HAVE MADE ALL DECLARATIONS AND FILINGS WITH, THE APPROPRIATE FEDERAL, STATE OR FOREIGN REGULATORY AUTHORITIES NECESSARY TO CONDUCT ITS BUSINESS, INCLUDING WITHOUT LIMITATION ALL THOSE THAT MAY BE REQUIRED BY THE FDA OR ANY OTHER FEDERAL, STATE OR FOREIGN AGENCIES OR BODIES ENGAGED IN THE REGULATION OF PHARMACEUTICALS OR BIOHAZARDOUS MATERIALS, EXCEPT WHERE THE FAILURE TO POSSESS SUCH CERTIFICATES, LICENSES, APPROVALS, AUTHORIZATIONS AND PERMITS OR TO MAKE SUCH DECLARATIONS AND FILINGS WOULD NOT, INDIVIDUALLY OR IN THE AGGREGATE, HAVE A MATERIAL ADVERSE CHANGE IN THE CONDITION, FINANCIAL OR OTHERWISE, OR IN THE EARNINGS, BUSINESS OR OPERATIONS OF THE COMPANY AND ITS SUBSIDIARIES, TAKEN AS A WHOLE; AND THE COMPANY HAS NOT RECEIVED, AND HAS NO REASON TO BELIEVE IT WILL RECEIVE, ANY NOTICE OF PROCEEDINGS RELATING TO THE REVOCATION, SUSPENSION OR MODIFICATION OF ANY SUCH CERTIFICATE, LICENSE, APPROVAL, AUTHORIZATION OR PERMIT WHICH, IF THE SUBJECT OF AN UNFAVORABLE DECISION, RULING OR FINDING, WOULD INDIVIDUALLY OR IN THE AGGREGATE HAVE A MATERIAL ADVERSE CHANGE IN THE CONDITION, FINANCIAL OR OTHERWISE, OR IN THE EARNINGS, BUSINESS OR OPERATIONS OF THE COMPANY AND ITS SUBSIDIARIES, TAKEN AS A WHOLE.

     3.19 Corporate Documents. THE RESTATED CERTIFICATE AND BYLAWS OF THE COMPANY ARE IN THE FORM PROVIDED TO THE PURCHASERS. THE COPY OF THE MINUTE BOOKS OF THE COMPANY PROVIDED TO THE PURCHASERS CONTAIN MINUTES OF ALL MEETINGS OF DIRECTORS AND SHAREHOLDERS AND ALL ACTIONS BY WRITTEN CONSENT WITHOUT A MEETING BY THE DIRECTORS AND SHAREHOLDERS SINCE THE DATE OF INCORPORATION AND REFLECTS ALL ACTIONS

BY THE DIRECTORS (AND ANY COMMITTEE OF DIRECTORS) AND SHAREHOLDERS WITH RESPECT TO ALL TRANSACTIONS REFERRED TO IN SUCH MINUTES ACCURATELY IN ALL MATERIAL RESPECTS.

     3.20 Environmental and Safety Laws. THE COMPANY IS NOT IN VIOLATION OF ANY APPLICABLE STATUTE, LAW OR REGULATION RELATING TO THE ENVIRONMENT OR OCCUPATIONAL HEALTH AND SAFETY, BASED ON THE COMPANY'S BUSINESS AS CURRENTLY CONDUCTED, NO MATERIAL EXPENDITURES ARE OR WILL BE REQUIRED IN ORDER TO COMPLY WITH ANY SUCH EXISTING STATUTE, LAW OR REGULATION.

     3.21 Intellectual Property.

               (a) The Company has sufficient title and ownership of, or sufficient rights to use, all patents, patent applications, trademarks, service marks, trade names, copyrights, trade secrets, know-how, information, and other intellectual property rights (collectively, the "INTELLECTUAL PROPERTY") necessary to operate its business as now conducted, and believes it can obtain, on commercially reasonable terms, any additional rights necessary to operate its business as contemplated to be operated, and, to the Company's knowledge after reasonable inquiry, the Company's Intellectual Property does not, and would not, conflict with or constitute an infringement of the rights of others. Schedule 3.21(a) contains a complete and accurate list of all trademarks, service marks, trade names, patents, patent applications and registered copyrights of the Company.

               (b) There are no outstanding options, licenses, or agreements of any kind relating to the matters listed in Section 3.21(a) or that grant rights to any other person to manufacture, license, produce, assemble, market or sell the Company's products, nor is the Company bound by or a party to any options, licenses, or agreements of any kind with respect to the Intellectual Property of any other person or entity, except for "shrinkwrap" or "clickwrap" or similar licenses of commercially-available third-party software.

               (c) The Company has not received any communications alleging that the Company or its employees has violated or infringed or, by conducting it business as proposed, would violate or infringe any of the Intellectual Property of any other person or entity.

               (d) To the Company's knowledge, no employee of the Company is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted.

               (e) Neither the execution nor delivery of this Agreement or the Investment Documents, nor the carrying on of the Company's business by the employees of the Company will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated.

               (f) To the best of the Company's knowledge, the use, development, manufacture, sale and import of the Company's products QRX-101, QRX-401 and QRX-411 by the Company and its licensees will not infringe any patent or other intellectual property rights of any third party, other than those rights which would be infringed in the absence of the licenses that the Company has been granted by the Wisconsin Alumni Research Foundation, ILEX Products, Inc., Deltanoid Pharmaceuticals, Inc., and Temple University.

     3.22 Compliance With Law, Other Instruments, Etc. THE COMPANY IS NOT IN VIOLATION OR DEFAULT OF ANY PROVISION OF ITS RESTATED CERTIFICATE OR BYLAWS, OR ANY INSTRUMENT, JUDGMENT, ORDER, INJUNCTION, WRIT, DECREE, CONTRACT, OBLIGATION OR COMMITMENT TO WHICH IT IS A PARTY OR BY WHICH IT IS BOUND, OR ANY PROVISION OF ANY FEDERAL, STATE, LOCAL OR FOREIGN STATUTE, RULE OR REGULATION APPLICABLE TO THE COMPANY. THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT AND THE INVESTMENT DOCUMENTS, AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY WILL NOT RESULT IN ANY SUCH VIOLATION OR BE IN CONFLICT WITH OR CONSTITUTE, WITH OR WITHOUT THE PASSAGE OF TIME AND GIVING OF NOTICE, EITHER A DEFAULT UNDER ANY SUCH PROVISION, INSTRUMENT, JUDGMENT, ORDER, WRIT, DECREE OR CONTRACT OR AN EVENT THAT RESULTS IN THE CREATION OF ANY LIEN, CHARGE OR ENCUMBRANCE UPON ANY ASSETS OF THE COMPANY OR THE SUSPENSION, REVOCATION, IMPAIRMENT, FORFEITURE, OR NONRENEWAL OF ANY PERMIT, LICENSE, AUTHORIZATION, OR APPROVAL APPLICABLE TO THE COMPANY, ITS BUSINESS OR OPERATIONS OR ANY OF ITS ASSETS OR PROPERTIES.

     3.23 Real Property Holding Company. THE COMPANY IS NOT CURRENTLY, AND HAS NOT BEEN DURING THE PRIOR FIVE YEARS, A UNITED STATES REAL PROPERTY HOLDING CORPORATION WITHIN THE MEANING OF SECTION 897 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "Code") AND THE COMPANY HAS FILED WITH THE INTERNAL REVENUE SERVICE ALL STATEMENTS, IF ANY, WITH ITS UNITED STATES INCOME TAX RETURNS WHICH ARE REQUIRED UNDER SECTION 1.897-2(H) OF THE TREASURY REGULATIONS.

     3.24 Disclosure. THIS AGREEMENT, THE INVESTMENT DOCUMENTS AND ALL OTHER DOCUMENTS DELIVERED BY THE COMPANY TO THE PURCHASERS OR THEIR ATTORNEYS OR AGENTS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, DO NOT CONTAIN ANY UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT ANY MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS CONTAINED HEREIN OR THEREIN IN VIEW OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE NOT MISLEADING. THE COMPANY HAS PROVIDED EACH

PURCHASER WITH ALL INFORMATION THAT SUCH PURCHASER HAS REQUESTED FOR DECIDING WHETHER TO PURCHASE THE SHARES. THE COMPANY IS NOT AWARE OF ANY FACT WHICH HAS NOT BEEN DISCLOSED TO THE PURCHASERS WHICH COULD MATERIALLY AND ADVERSELY AFFECT THE COMPANY'S BUSINESS, PROPERTIES, PROSPECTS OR FINANCIAL CONDITION, PROVIDED THAT THERE SHALL BE EXCLUDED FROM THIS SENTENCE THE EFFECT OF GENERAL ECONOMIC CONDITIONS OR CONDITIONS GENERALLY APPLICABLE TO THE INDUSTRY IN WHICH THE COMPANY OPERATES.

     3.25 Insurance. THE COMPANY HAS IN EFFECT INSURANCE COVERING RISKS ASSOCIATED WITH ITS BUSINESS IN SUCH AMOUNTS AS ARE CUSTOMARY IN ITS INDUSTRY FOR ENTITIES OF COMPARABLE SIZE, INCLUDING, BUT NOT LIMITED TO, DIRECTORS AND OFFICERS LIABILITY INSURANCE. THE COMPANY IS NOT AWARE OF ANY PENDING OR THREATENED CLAIMS AGAINST THE COMPANY FOR PERSONAL INJURIES OR PROPERTY DAMAGE.

     3.26 Qualified Small Business Stock. AS OF AND IMMEDIATELY FOLLOWING EACH CLOSING, THE SHARES WILL MEET EACH OF THE REQUIREMENTS FOR QUALIFICATION AS "QUALIFIED SMALL BUSINESS STOCK" SET FORTH IN SECTIONS 1202(C)(1) AND (3)(B) OF THE CODE, INCLUDING WITHOUT LIMITATION THE FOLLOWING: (I) THE COMPANY WILL BE A DOMESTIC C CORPORATION, (II) THE COMPANY WILL NOT HAVE MADE ANY PURCHASES OF ITS OWN STOCK DESCRIBED IN CODE SECTION 1202(C)(3)(B) DURING THE ONE-YEAR PERIOD PROCEEDING THE CLOSING AND (III) THE COMPANY'S (AND ANY PREDECESSOR'S) AGGREGATE GROSS ASSETS, AS DEFINED BY CODE SECTION 1202(D)(2), AT NO TIME FROM THE DATE OF INCORPORATION AND THROUGH THE CLOSING HAVE EXCEEDED OR WILL EXCEED $50 MILLION, TAKING INTO ACCOUNT THE ASSETS OF ANY CORPORATIONS REQUIRED TO BE AGGREGATED WITH THE COMPANY IN ACCORDANCE WITH CODE SECTION 1202(D)(3). AS OF EACH CLOSING, AT LEAST 80% (BY VALUE) OF THE ASSETS OF THE COMPANY ARE USED BY IT IN THE ACTIVE CONDUCT OF ONE OR MORE QUALIFIED TRADES OR BUSINESSES, AS DEFINED BY CODE
SECTION 1202(E)(3), AND THE COMPANY IS AN ELIGIBLE CORPORATION, AS DEFINED BY CODE SECTION 1202(E)(4).

     3.27 Clinical Procedures. THE COMPANY IS CONDUCTING (OR IS CAUSING TO BE CONDUCTED), AND HAS CONDUCTED (OR CAUSED TO BE CONDUCTED) THE PRECLINICAL AND CLINICAL TESTS AND STUDIES OF THE PRODUCTS WHICH THE COMPANY IS DEVELOPING (THE "Products") IN COMPLIANCE WITH EXPERIMENTAL PROTOCOLS, PROCEDURES AND CONTROLS PURSUANT TO ACCEPTED PROFESSIONAL SCIENTIFIC STANDARDS AND APPLICABLE LOCAL, STATE AND FEDERAL LAWS, RULES, REGULATIONS AND GUIDANCES, INCLUDING, BUT NOT LIMITED TO, THE PRINCIPLES OF GOOD CLINICAL PRACTICE, THE FEDERAL FOOD, DRUG AND COSMETIC ACT AND IMPLEMENTING REGULATIONS AT 21 C.F.R. PARTS 50, 54, 56, 58 AND 312, AND HAS MADE ALL REPORTS, FILINGS AND NOTIFICATIONS REQUIRED THEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE REPORTS REQUIRED BY 21 C.F.R. Section 312.32.. THE COMPANY HAS PROVIDED DOCUMENTS DESCRIBING THE CLINICAL STUDIES AND TESTS, INCLUDING RELATED RESULTS AND REGULATORY STATUS, AND THEY ARE COMPLETE AND ACCURATE IN ALL MATERIAL RESPECTS, AND THE COMPANY, AFTER DILIGENT SEARCH, IS NOT AWARE OF AND CLINICAL STUDIES OR TESTS THE RESULTS OF WHICH REASONABLY CALL INTO QUESTION THE CLINICAL STUDY AND TEST RESULTS

PROVIDED BY THE COMPANY. NEITHER THE FDA NOR OTHER REGULATORY AUTHORITY HAS ISSUED ANY CLINICAL HOLD ORDERS, WARNING LETTERS NOTICES OF VIOLATION, OR SIMILAR CORRESPONDENCE OR COMMUNICATIONS WITH RESPECT TO SUCH TESTS, STUDIES OR PRODUCTS..

     3.28 No Debarment. THE COMPANY (NOR ANY OF ITS OFFICERS) HAS NOT BEEN DEBARRED AND IS NOT SUBJECT TO DEBARMENT, AND HAS NOT BEEN CONVICTED OF A CRIME WHICH COULD LEAD TO DEBARMENT, UNDER SECTION 306 OF THE UNITED STATES FEDERAL FOOD, DRUG, AND COSMETIC ACT, 21 U.S.C. SECTION 335A. THE COMPANY HAS NOT INVOLVED AND WILL NOT INVOLVE IN THE DEVELOPMENT OF ANY PRODUCT ANY INDIVIDUAL OR ENTITY THAT HAS BEEN DEBARRED, OR IS THE SUBJECT OF A CONVICTION WHICH COULD LEAD TO DEBARMENT, UNDER SECTION 306 OF THE UNITED STATES FEDERAL FOOD, DRUG, AND COSMETIC ACT, 21 U.S.C. SECTION 335A.

4.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

     Each Purchaser solely on its own behalf, severally and not jointly, hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

     4.1 Requisite Power and Authority. EACH PURCHASER HAS ALL NECESSARY POWER AND AUTHORITY UNDER ALL APPLICABLE PROVISIONS OF LAW TO EXECUTE AND DELIVER THIS AGREEMENT AND THE INVESTMENT DOCUMENTS TO WHICH IT IS A PARTY AND TO CARRY OUT THE PROVISIONS CONTAINED THEREIN. ALL ACTIONS ON EACH PURCHASER'S PART REQUIRED FOR THE LAWFUL EXECUTION AND DELIVERY OF THIS AGREEMENT HAVE BEEN OR WILL BE EFFECTIVELY TAKEN PRIOR TO THE INITIAL CLOSING. UPON ITS EXECUTION AND DELIVERY, THIS AGREEMENT WILL BE A VALID AND BINDING OBLIGATION OF EACH PURCHASER, ENFORCEABLE IN ACCORDANCE WITH ITS TERMS, EXCEPT AS LIMITED BY (I) APPLICABLE BANKRUPTCY, INSOLVENCY, REORGANIZATION, MORATORIUM OR OTHER LAWS OF GENERAL APPLICATION AFFECTING ENFORCEMENT OF CREDITORS' RIGHTS, AND (II) GENERAL PRINCIPLES OF EQUITY THAT RESTRICT THE AVAILABILITY OF EQUITABLE REMEDIES.

     4.2 Investment Representations. EACH PURCHASER UNDERSTANDS THAT NEITHER THE SHARES NOR THE CONVERSION SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT. EACH PURCHASER ALSO UNDERSTANDS THAT THE SHARES ARE BEING OFFERED AND SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION CONTAINED IN THE SECURITIES ACT BASED IN PART UPON EACH PURCHASER'S REPRESENTATIONS CONTAINED IN THE AGREEMENT. EACH PURCHASER HEREBY REPRESENTS AND WARRANTS AS FOLLOWS:

               (a) PURCHASER BEARS ECONOMIC RISK. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment indefinitely unless the Shares (or the Conversion Shares) are registered pursuant to the Securities Act, or an exemption from registration is available. Purchaser understands that the Company has no present intention of registering the Shares, the Conversion Shares or any shares of its Common Stock. Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Shares or the Conversion Shares under the circumstances, in the amounts or at the times each Purchaser might propose.

               (b) ACQUISITION FOR OWN ACCOUNT. Each Purchaser is acquiring the Shares and the Conversion Shares for Purchaser's own account for investment only, and not with a view towards their distribution.

               (c) PURCHASER CAN PROTECT ITS INTEREST. Each Purchaser represents that by reason of its, or of its management's, business or financial experience, such Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement.

               (d) COMPANY INFORMATION. Each Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. Each Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

               (e) RULE 144. Each Purchaser acknowledges and agrees that the Shares, and, if issued, the Conversion Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Each Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the number of shares being sold during any three-month period not exceeding specified limitations.

               (f) RESIDENCE. If the Purchaser is an individual, then, as of each Closing, the Purchaser resides in the state or province identified in the address of the Purchaser set forth on the signature page of this Agreement; if the Purchaser is a partnership, corporation, limited liability company or other entity, then, as of each Closing, the office or offices of the Purchaser in which its investment decision was made is located at the address or addresses of the Purchaser set forth on the signature page of this Agreement.

5.   CONDITIONS TO CLOSING.

     5.1 Conditions to Purchasers' Obligations at the Initial Closing. EACH PURCHASER'S OBLIGATION TO PURCHASE SHARES AT THE INITIAL CLOSING WAS SUBJECT TO THE SATISFACTION, AT OR PRIOR TO THE INITIAL CLOSING, OF THE FOLLOWING CONDITIONS, ALL OF WHICH WERE SATISFIED AS OF THE INITIAL CLOSING:

               (a) REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in
     Section 3 hereof shall be true and correct in all material respects (except for such representations and warranties that are qualified as to materiality, material adverse effect or material adverse change which shall be true and correct in all respects) as of the Initial Closing Date with the same force and effect as if they had been made as of the Initial Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Initial Closing Date.

               (b) LEGAL INVESTMENT. On the Initial Closing Date, the sale and issuance of the Shares and the proposed issuance of the Conversion Shares shall be legally permitted by all laws and regulations to which Purchasers and the Company are subject.

               (c) AUTHORIZATIONS. The Company shall have obtained any and all consents, approvals, qualifications, orders or authorizations of, filings with, or notices to the Board of Directors, the stockholders of the Company and any governmental authority or any other third party, including without limitation the qualification of the Shares and the Conversion Shares, or the satisfaction of registration exemptions, under applicable state securities or "Blue Sky" laws, required in connection with the Company's valid execution, delivery or performance of (a) this Agreement and the Investment Documents, (b) the offer, sale and issuance of the Shares and the Conversion Shares, and (c) the consummation of any other transaction contemplated on the part of the Company in connection with the Agreement and the Investment Documents.

          (d) FILING OF RESTATED CERTIFICATE. The Restated Certificate shall have been filed with the Secretary of State of the State of Delaware and shall be in full force and effect on the Initial Closing Date.

          (e) CORPORATE DOCUMENTS. The Company shall have delivered to Purchasers or their counsel, copies of all corporate documents of the Company as Purchasers shall reasonably request.

          (f) AGREEMENTS EFFECTIVE. This Agreement and the Investment Documents will have been duly executed by the Company and parties other than the Purchasers required to execute such documents and delivered and will be in full force and effect on the Initial Closing Date.

          (g) RESERVATION OF CONVERSION SHARES. On or before the Initial Closing Date, the Conversion Shares issuable upon conversion of the Shares issued in the Initial Closing shall have been duly authorized and reserved for issuance upon such conversion.

          (h) COMPLIANCE CERTIFICATE; SECRETARY'S CERTIFICATE. The Company shall have delivered to Purchasers a Compliance Certificate, executed by the President of the Company, dated the Initial Closing Date, to the effect that the conditions specified in subsections (a), (c), (d), (e) and (g) of this Section 5.1 have been satisfied. The Company shall have delivered to the Purchasers copies of each of the following, in each case certified by the Secretary of the Company to be in full force and effect on the Initial Closing Date:

               (i) the Restated Certificate, certified by the Delaware Secretary of State as of a date not more than five (5) days prior to the Initial Closing Date;

               (ii) a good standing certificate with respect to the Company, certified by the Delaware Secretary of State as of a date not more than five (5) days prior to the Initial Closing Date and a confirmation that the Company is in good standing as of the Initial Closing Date;

               (iii) a good standing certificate with respect to the Company certified by the Secretary of State or other appropriate governmental authority of each of the states in which the conduct of its business or the ownership or leasing of assets requires it to be qualified or licensed to do business in such state, in each case as of a date not more than five (5) days prior to the Initial Closing Date and a confirmation that the Company is in good standing as of the Initial Closing Date;

               (iv) the Bylaws, as amended through the Initial Closing Date, acceptable in form and substance to the Purchasers; and

               (v) resolutions of the Company's Board of Directors and, as necessary, the stockholders of the Company, the form and substance of which are satisfactory to the Purchasers, authorizing the adoption, execution and filing of the Restated Certificate, and authorizing the execution, delivery and performance of this Agreement and the Investment Documents, and the transactions contemplated hereby and thereby, including the issuance and sale of the Shares.

          (i) OPINION OF COMPANY COUNSEL. The Purchasers shall have received from Butzel Long, P.C. an opinion dated as of the Initial Closing Date in substantially the form attached as EXHIBIT H to the Prior Purchase Agreement.

          (j) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Initial Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers, and the Purchasers shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

          (k) NO MATERIAL ADVERSE CHANGE. As of the Initial Closing Date, there shall have been no material adverse change in the Company's assets, business, condition (financial or otherwise) or prospects since the date of this Agreement.

          (l) SATISFACTION WITH DUE DILIGENCE. The Purchasers shall be satisfied with the results of their legal, financial, business, regulatory, and intellectual property due diligence investigation of the Company.

          (m) MANAGEMENT RIGHTS LETTER. The Company shall have delivered to Thomas Weisel Healthcare Venture Partners LLC a duly executed copy of a management rights letter in the form attached as EXHIBIT I to the Prior Purchase Agreement.

     5.2 Conditions to Purchasers' Obligations at the Other Closings. THE ADDITIONAL PURCHASERS HEREBY ACKNOWLEDGED THAT, WITH RESPECT TO THE HORMOS CLOSING, (I) THEY

WILL RELY ON THE REPRESENTATIONS AND WARRANTIES OF QUATRX CONTAINED IN THE EXCHANGE AGREEMENT AND (II) THE ADDITIONAL PURCHASER'S OBLIGATION TO PURCHASE THE SHARES AT THE HORMOS CLOSING IS SUBJECT TO THE SATISFACTION, AT OR PRIOR TO SUCH CLOSING, OF THE CONDITIONS TO THE CLOSING OF THE TRANSACTIONS CONTEMPLATED BY THE EXCHANGE AGREEMENT, INCLUDING THE EXECUTION OF AMENDMENTS TO THE INVESTMENT DOCUMENTS CONTEMPLATED THEREIN. EACH PURCHASER'S OBLIGATION TO PURCHASE THE SHARES AT THE SUBSEQUENT CLOSING, THE ADDITIONAL SHARES CLOSING OR THE UNPURCHASED SHARES CLOSING IS SUBJECT TO THE SATISFACTION, AT OR PRIOR TO SUCH CLOSING, AS DETERMINED BY HOLDERS OF SIXTY-FIVE PERCENT (65%) OF THE THEN OUTSTANDING SHARES, OF THE FOLLOWING CONDITIONS:

          (a) REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in Section 3 hereof (excluding any which by their terms are made only as of the Initial Closing
     Date), as supplemented by any revisions to the Schedule of Exceptions delivered by the Company as of the applicable Closing Date (provided that such revisions are reasonably acceptable to the Purchasers), shall be true and correct in all material respects (except for such representations and warranties that are qualified as to materiality, material adverse effect or material adverse change which shall be true and correct in all respects) as of such Closing Date with the same force and effect as if they had been made as of such Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to such Closing Date.

          (b) LEGAL INVESTMENT. On the applicable Closing Date, the sale and issuance of the Shares and the proposed issuance of the Conversion Shares shall be legally permitted by all laws and regulations to which Purchasers and the Company are subject.

          (c) AUTHORIZATIONS. The Company shall have obtained any and all consents, approvals, qualifications, orders or authorizations of, filings with, or notices to the Board of Directors, the stockholders of the Company and any governmental authority or any other third party, including without limitation the qualification of the Shares and the Conversion Shares, or the satisfaction of registration exemptions, under applicable state securities or "Blue Sky" laws, required in connection with the Company's valid execution, delivery or performance of (a) this Agreement and the Investment Documents, (b) the offer, sale and issuance of the Shares and the Conversion Shares, and (c) the consummation of any other transaction contemplated on the part of the Company in connection with the Agreement and the Investment Documents.

          (d) RESTATED CERTIFICATE. The Restated Certificate shall continue to be in full force and effect on the applicable Closing Date and shall not have been amended in any manner that would prevent the consummation of the sale of the Shares or impair any of the rights of the Purchasers hereunder or thereunder.

          (e) CORPORATE DOCUMENTS. The Company shall have delivered to Purchasers or their counsel, copies of all corporate documents of the Company as Purchasers shall reasonably request.

          (f) AGREEMENTS EFFECTIVE. This Agreement and the Investment Documents will remain in full force and effect on the applicable Closing Date, subject to the amendments contemplated by the Exchange Agreement.

          (g) RESERVATION OF CONVERSION SHARES. The Conversion Shares issuable upon conversion of the Shares issued in the applicable Closing shall have been duly authorized and reserved for issuance upon such conversion.

          (h) COMPLIANCE CERTIFICATE; SECRETARY'S CERTIFICATE. The Company shall have delivered to Purchasers a Compliance Certificate, executed by the President of the Company, dated the date of the applicable Closing, to the effect that the conditions specified in subsections (a), (c), (d), (e) and
     (g) of this Section 5.2 have been satisfied. The Company shall have delivered to the Purchasers copies of each of the following, in each case certified by the Secretary of the Company to be in full force and effect on the applicable Closing Date:

               (i) the Restated Certificate, certified by the Delaware Secretary of State as of a date not more than five business (5) days prior to the applicable Closing Date and a confirmation that the Company is in good standing as of the applicable Closing Date;

               (ii) a good standing certificate with respect to the Company, certified by the Delaware Secretary of State as of a date not more than five (5) days prior to the applicable Closing Date and a confirmation that the Company is in good standing as of the applicable Closing Date;

               (iii) a good standing certificate with respect to the Company certified by the Secretary of State or other appropriate governmental authority of each of the states in which the conduct of its business or the ownership or leasing of assets requires it to be qualified or licensed to do business in such state, in each case as of a date not more than five (5) days prior to the applicable Closing Date;

               (iv) the Bylaws, as amended through the applicable Closing Date, acceptable in form and substance to the Purchasers, or a certification from the Secretary that the Bylaws delivered at the Initial Closing hereunder remain the Bylaws of the Company on the applicable Closing Date and have not been amended or repealed; and

               (v) resolutions of the Company's Board of Directors and, as necessary, the stockholders of the Company, the form and substance of which are satisfactory to the Purchasers, authorizing the adoption, execution and filing of the Restated Certificate, and authorizing the execution, delivery and performance of this Agreement and the Investment Documents, and the transactions contemplated hereby and thereby, including the issuance and sale of the Shares, or a certification from the Secretary that the form of resolutions of the Board of Directors and stockholders delivered at the Initial Closing hereunder remain in full force and effect on the applicable Closing Date and have not been amended or repealed.

          (i) OPINION OF COMPANY COUNSEL. The Purchasers shall have received from Heller Ehrman White & McAuliffe LLP an opinion dated as of the applicable Closing Date in substantially the form attached as EXHIBIT H to the Prior Purchase Agreement.

          (j) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the applicable Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers, and the Purchasers shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

          (k) SPECIFIC CONDITION FOR SUBSEQUENT CLOSING. With respect to the Subsequent Closing only (but not the Additional Shares Closing or the Unpurchased Shares Closing), the Company shall have entered into a clinical trial designed to generate clinical proof of concept on a compound other than QRX-101, QRX-401 and QRX411. A clinical proof of concept trial is defined as a study designed to generate data, if positive, to warrant continued development in a pivotal trial, as judged by the holders of sixty-five percent (65%) of the then outstanding Shares.

     5.3 Conditions to Obligations of the Company. THE COMPANY'S OBLIGATION TO ISSUE AND SELL THE SHARES AT THE INITIAL CLOSING DATE, THE HORMOS CLOSING DATE, THE SUBSEQUENT CLOSING DATE, THE ADDITIONAL SHARES CLOSING DATE AND THE UNPURCHASED

SHARES CLOSING DATE, IS SUBJECT TO THE SATISFACTION, ON OR PRIOR TO THE APPLICABLE CLOSING DATE, OF THE FOLLOWING CONDITIONS:

          (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by each Purchaser in Section 4 hereof shall be true and correct in all material respects at the applicable Closing Date, with the same force and effect as if they had been made on and as of said date.

          (b) PERFORMANCE OF OBLIGATIONS. Each Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by that Purchaser on or before the applicable Closing Date.

          (c) FILING OF RESTATED CERTIFICATE. The Restated Certificate shall have been filed with the Secretary of State of the State of Delaware and shall be in full force and effect on the applicable Closing Date.

          (d) AGREEMENTS EFFECTIVE. This Agreement and the Investment Documents will have been executed by the Purchasers and will be in full force and effect on the applicable Closing Date.

6.   POST-CLOSING COVENANTS.

     6.1 Board of Directors

          (a) BOARD OBSERVATION RIGHTS. Notwithstanding anything herein to the contrary, each of Stuart Dombey, Christopher Nicholas, Randall Whitcomb, and one representative designated by TL Ventures V, L.P. will be observers entitled to Board Observation Rights. "BOARD OBSERVATION RIGHTS" means the right to receive notice of, to attend and to observe the meetings of the Board of Directors, and to receive any and all written materials distributed to members of the Board of Directors relating to such meetings or a proposed action by the Board of Directors by written consent in lieu of a meeting, but does not include any right to actively participate in such meetings, to vote on matters brought before the Board of Directors, or otherwise to exercise any of the powers of a duly-elected member of the Board of Directors.

          (b) COMMITTEES. The Board will maintain a compensation committee composed of one of the representatives designated by MPM BioVentures III, L.P. and the representatives designated by Frazier Healthcare III, L.P. and TL Ventures V, L.P. The Compensation Committee will set the executive salaries and bonus plan for the Company.

          (c) INSURANCE AND REIMBURSEMENT. The Company will maintain an appropriate level of Directors and Officers (D&O) liability insurance and will reimburse directors and observers for all reasonable out-of-pocket expenses of attending board meetings.

          (d) AUDIT. The financial statements of the Company for the year ending December 31, 2004 shall be audited by an accounting firm approved by the Company's Board of Directors.

     6.2 Legal Expenses of Purchasers' Counsel. AT THE INITIAL CLOSING AND THE SUBSEQUENT CLOSING AND UPON RECEIPT OF INVOICES THEREFOR, THE COMPANY WILL REIMBURSE TWHVP FOR THEIR REASONABLE LEGAL FEES AND EXPENSES (FOR LATHAM & WATKINS AND MORRISON & FOERESTER) IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND THE INVESTMENT DOCUMENTS, UP TO AN AGGREGATE MAXIMUM OF $50,000. IN THE EVENT THAT, FOR ANY REASON WHATSOEVER AND WITHOUT REGARD TO THE CAUSE THEREOF, THE INITIAL CLOSING DOES NOT OCCUR, EACH OF THE COMPANY AND THE PURCHASERS SHALL BEAR ITS OWN LEGAL FEES AND EXPENSES.

     6.3 Use of Proceeds. THE COMPANY WILL USE THE PROCEEDS FROM THE SALE OF THE SHARES SOLELY FOR THE PURPOSES DESCRIBED ON THE SCHEDULE OF EXCEPTIONS.

7.   INDEMNIFICATION

     7.1 Survival. THE REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS CONTAINED IN THIS AGREEMENT SHALL SURVIVE EACH CLOSING UNDER THIS AGREEMENT AND ANY INVESTIGATION MADE BY THE PURCHASERS. ALL STATEMENTS AS TO FACTUAL MATTERS CONTAINED IN ANY CERTIFICATE OR OTHER INSTRUMENT DELIVERED BY OR ON BEHALF OF THE COMPANY PURSUANT HERETO IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE DEEMED TO BE REPRESENTATIONS AND WARRANTIES BY THE COMPANY HEREUNDER.

     7.2 Indemnification.

          (a) From and after each Closing hereunder, the Company shall indemnify, save and hold harmless the Purchasers and their respective equity holders, officers, directors, employees, agents, successors and assigns from and against any and all Damages arising out of, resulting from or incident to:

          (i) the material breach of any representation or warranty made by the Company in this Agreement (or, as to any representation or warranty qualified by materiality, any breach thereof); or

          (ii) the material breach of any covenant or agreement by the Company contained in this Agreement or any Investment Documents (or, as to any covenant or agreement qualified by materiality, any breach thereof).

          (iii) any failure by the Company to (A) obtain shareholder consent of the Company's 2000 Equity Incentive Plan (the "EIP"), in each case in compliance with applicable law and the terms of the EIP, upon its initial adoption by the Company or, to the extent required by the terms of the EIP, of any amendments thereto; (B) operate or administer the EIP in accordance with its terms, the terms of any award agreement granting an equity award under the EIP, and/or with applicable law as it relates to such operation or administration; or (C) make or administer any equity-based award to individuals other than pursuant to the EIP, in each case in accordance with its terms.

          (b) From and after each Closing hereunder, each Purchaser, severally and not jointly, shall indemnify, save and hold harmless the Company from and against and all Damages arising directly out of or resulting directly from or incident to:

          (i) the material breach of any representation or warranty made by such Purchaser in this Agreement; or

          (ii) the material breach of any covenant or agreement by such Purchaser contained in this Agreement or any Investment Document which is to be performed after the Closing (or, as to the obligation to pay the Purchase Price or as to any covenant or agreement qualified by materiality, any breach thereof).

          (c) Any Party seeking indemnification under this Section 7.2 (an "INDEMNIFIED PARTY") shall give the Party from whom indemnification is being sought (an "INDEMNIFYING PARTY") notice of any matter which such Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement as soon as practicable after the Party entitled to indemnification becomes aware of any fact, condition or event which may give rise to Damages for which indemnification may be sought under this Section 7.2. The liability of an Indemnifying Party under this
     Section 7.2 with respect to Damages arising from claims of any third party which are subject to the indemnification provided for in this Section 7.2 ("THIRD PARTY CLAIMS") shall be governed by and contingent upon the following additional terms and conditions: if an Indemnified Party shall receive notice of any Third Party Claim, the Indemnified Party shall give the Indemnifying Party notice of such Third Party Claim within thirty (30) days of the receipt by the Indemnified Party of such notice; provided, however, that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Section 7.2 except to the extent the Indemnifying Party is materially prejudiced by such failure. The Indemnifying Party shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnified Party within thirty (30) days of the receipt of such notice from the Indemnified Party; provided, however, that if there exists a material conflict of interest (other than one that is of a monetary nature) that would make it inappropriate for the same counsel to represent both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel, at the expense of the Indemnifying Party, provided that the Indemnifying Party shall not be obligated to pay the reasonable fees and expenses of more than one separate counsel for all Indemnified Parties, taken together. In the event the Indemnifying Party exercises the right to undertake any such defense against any such Third Party Claim as provided above, the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party, all witnesses, pertinent records, materials and information in the Indemnified Party's possession or under the Indemnified Party's control relating thereto as is reasonably required by the Indemnifying Party. Similarly, in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, all such witnesses, records, materials and information in the Indemnifying Party's possession or under the Indemnifying Party's control relating thereto as is reasonably required by the Indemnified Party. The Indemnifying Party shall not, without the written consent of the Indemnified Party, (i) settle or compromise any Third Party Claim or consent to the entry of any judgment which does not include as an unconditional term thereof the delivery by the claimant or plaintiff to the Indemnified Party of a written release from all liability in respect of such Third Party Claim or (ii) settle or compromise any Third Party Claim if the settlement imposes equitable remedies or material obligations on the Indemnified Party other than financial obligations for which such Indemnified Party will be indemnified hereunder. No Third Party Claim that is being defended in good faith by the Indemnifying Party in accordance with the terms of this Agreement shall be settled or compromised by the Indemnified Party without the written consent of the Indemnifying Party.

          (d) With respect to each Purchaser, for any event giving rise to Damages, the amount of Damages shall be determined by multiplying the amount of such Damages by a percentage determined by dividing the aggregate number of Shares and Conversion Shares held by such Purchaser by the aggregate number of Shares and Conversion Shares of the Company deemed outstanding at the time of payment of Damages.

          (e) The term "DAMAGES" shall mean any and all reasonable costs or losses resulting directly from any Taxes, liabilities, obligations, lawsuits, deficiencies, claims, demands, and expenses (whether or not arising out of Third Party Claims), reasonable attorneys' fees, and all amounts paid in investigation, defense or settlement of any of the foregoing. The term "Damages" as used in this Section 7.2 is not limited to matters asserted by third parties against the Company or Purchasers, but includes Damages incurred or sustained by the Company or Purchasers in the absence of Third Party Claims. Notwithstanding the foregoing, Damages shall not include any consequential, indirect, exemplary, special or incidental damages, including any lost profits.

8.   MISCELLANEOUS.

     8.1 Governing Law; Waiver of Jury Trial. THIS AGREEMENT AND THE INVESTMENT DOCUMENTS SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF DELAWARE AS SUCH LAWS ARE APPLIED TO AGREEMENTS BETWEEN DELAWARE RESIDENTS ENTERED INTO AND PERFORMED ENTIRELY IN DELAWARE. THE PURCHASERS AND THE COMPANY HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT, POWER, OR REMEDY UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE INVESTMENT DOCUMENTS OR UNDER OR IN CONNECTION WITH ANY AMENDMENT, INSTRUMENT, DOCUMENT, OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY INVESTMENT DOCUMENT, AND AGREE THAT ANY SUCH ACTION SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE TERMS AND PROVISIONS OF THIS SECTION CONSTITUTE A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

     8.2 Remedies. EACH OF THE PARTIES TO THIS AGREEMENT WILL BE ENTITLED TO ENFORCE ITS RIGHTS UNDER THIS AGREEMENT SPECIFICALLY, TO RECOVER DAMAGES BY REASON OF ANY BREACH OF ANY PROVISION OF THIS AGREEMENT AND TO EXERCISE ALL OTHER RIGHTS EXISTING IN ITS FAVOR. THE PARTIES HERETO AGREE AND ACKNOWLEDGE THAT MONEY DAMAGES MAY NOT BE AN ADEQUATE REMEDY FOR ANY BREACH OF THE PROVISIONS OF THIS AGREEMENT AND THAT ANY PARTY SHALL BE ENTITLED TO IMMEDIATE INJUNCTIVE RELIEF OR SPECIFIC PERFORMANCE WITHOUT BOND OR THE NECESSITY OF SHOWING ACTUAL MONETARY DAMAGES IN ORDER TO ENFORCE OR PREVENT ANY VIOLATIONS OF THE PROVISIONS OF THIS AGREEMENT.

     8.3 Successors and Assigns. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, THE PROVISIONS HEREOF SHALL INURE TO THE BENEFIT OF, AND BE BINDING UPON, THE SUCCESSORS, ASSIGNS, HEIRS, EXECUTORS AND ADMINISTRATORS OF THE PARTIES HERETO AND SHALL INURE TO

THE BENEFIT OF AND BE ENFORCEABLE BY EACH PERSON WHO SHALL BE
A HOLDER OF THE SHARES FROM TIME TO TIME.

     8.4 Entire Agreement. THIS AGREEMENT AND THE INVESTMENT DOCUMENTS, TOGETHER WITH ANY EXHIBITS AND SCHEDULES, CONSTITUTE THE FULL AND ENTIRE UNDERSTANDING AND AGREEMENT BETWEEN THE PARTIES WITH REGARD TO THE SUBJECTS HEREOF AND NO PARTY SHALL BE LIABLE OR BOUND TO ANY OTHER IN ANY MANNER BY ANY REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS EXCEPT AS SPECIFICALLY SET FORTH HEREIN AND THEREIN.

     8.5 Severability. IN CASE ANY PROVISION OF THE AGREEMENT SHALL BE INVALID, ILLEGAL OR UNENFORCEABLE, THE VALIDITY, LEGALITY AND ENFORCEABILITY OF THE REMAINING PROVISIONS SHALL NOT IN ANY WAY BE AFFECTED OR IMPAIRED THEREBY.

     8.6 Amendment and Waiver. THIS AGREEMENT MAY BE AMENDED AFTER THE DATE HEREOF BY THE WRITTEN CONSENT OF COMPANY AND THE HOLDERS OF A MAJORITY OF THE SHARES (INCLUDING ANY CONVERSION SHARES). ANY SUCH AMENDMENT WILL BE BINDING ON COMPANY, EACH OF THE PURCHASERS AND THE TRANSFEREES OBTAINING SUCH SHARES. THE OBLIGATIONS OF THE COMPANY AND THE RIGHTS OF THE PURCHASERS UNDER THE AGREEMENT MAY BE WAIVED ONLY WITH THE WRITTEN CONSENT OF COMPANY AND THE HOLDERS OF A MAJORITY OF THE SHARES (INCLUDING ANY SHARES OF COMMON STOCK ISSUED ON CONVERSION THEREOF).

     8.7 Delays or Omissions. IT IS AGREED THAT NO DELAY OR OMISSION TO EXERCISE ANY RIGHT, POWER OR REMEDY ACCRUING TO ANY PARTY, UPON ANY BREACH, DEFAULT OR NONCOMPLIANCE BY ANOTHER PARTY UNDER THIS AGREEMENT OR THE RESTATED CERTIFICATE SHALL IMPAIR ANY SUCH RIGHT, POWER OR REMEDY, NOR SHALL IT BE CONSTRUED TO BE A WAIVER OF ANY SUCH BREACH, DEFAULT OR NONCOMPLIANCE, OR ANY ACQUIESCENCE THEREIN, OR OF OR IN ANY SIMILAR BREACH, DEFAULT OR NONCOMPLIANCE THEREAFTER OCCURRING. IT IS FURTHER AGREED THAT ANY WAIVER, PERMIT, CONSENT OR APPROVAL OF ANY KIND OR CHARACTER ON ANY PURCHASER'S PART OF ANY BREACH, DEFAULT OR NONCOMPLIANCE UNDER THIS AGREEMENT OR UNDER THE RESTATED CERTIFICATE OR ANY WAIVER ON SUCH PARTY'S PART OF ANY PROVISIONS OR CONDITIONS OF THE AGREEMENT OR THE RESTATED CERTIFICATE MUST BE IN WRITING AND SHALL BE EFFECTIVE ONLY TO THE EXTENT SPECIFICALLY SET FORTH IN SUCH WRITING. ALL REMEDIES, EITHER UNDER THIS AGREEMENT, THE RESTATED CERTIFICATE, BY LAW, OR OTHERWISE AFFORDED TO ANY PARTY, SHALL BE CUMULATIVE AND NOT ALTERNATIVE.

     8.8 Notices. ALL NOTICES REQUIRED OR PERMITTED HEREUNDER SHALL BE IN WRITING AND SHALL BE DEEMED EFFECTIVELY GIVEN: (I) UPON PERSONAL DELIVERY TO THE PARTY TO BE NOTIFIED; (II) WHEN SENT BY CONFIRMED TELEX OR FACSIMILE IF SENT DURING NORMAL BUSINESS HOURS OF THE RECIPIENT, IF NOT, THEN ON THE NEXT BUSINESS DAY; (III) FIVE (5) DAYS AFTER HAVING BEEN SENT BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED,

POSTAGE PREPAID; OR (IV) ONE (1) DAY AFTER DEPOSIT WITH A NATIONALLY RECOGNIZED OVERNIGHT COURIER, SPECIFYING NEXT DAY DELIVERY, WITH WRITTEN VERIFICATION OF RECEIPT. ALL COMMUNICATIONS SHALL BE SENT TO THE COMPANY AT THE ADDRESS AS SET FORTH ON THE SIGNATURE PAGE HEREOF AND TO PURCHASER AT THE ADDRESS SET FORTH ABOVE OR AT SUCH OTHER ADDRESS AS THE COMPANY OR THE PURCHASERS MAY DESIGNATE BY TEN (10) DAYS ADVANCE WRITTEN NOTICE TO THE OTHER PARTIES HERETO.

     8.9 Expenses. THE COMPANY WILL BEAR ALL OF ITS OWN EXPENSES, IN CONNECTION WITH THE PREPARATION, EXECUTION AND NEGOTIATION OF THIS AGREEMENT, THE INVESTMENT DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, AND WILL PAY, AND HOLD THE PURCHASERS AND ALL HOLDERS OF SHARES AND ANY CONVERSION SHARES HARMLESS AGAINST LIABILITY FOR THE PAYMENT OF, (I) THE FEES AND EXPENSES OF THE PURCHASERS' SPECIAL COUNSEL TO THE EXTENT DESCRIBED IN SECTION 6.2 AND
(II) STAMP AND OTHER TAXES WHICH MAY BE PAYABLE IN RESPECT OF THE EXECUTION AND DELIVERY OF THIS AGREEMENT OR THE ISSUANCE, DELIVERY OR ACQUISITION OF THE SHARES OR ANY CONVERSION SHARES.

     8.10 Attorneys' Fees. IN THE EVENT THAT ANY DISPUTE AMONG THE PARTIES TO THIS AGREEMENT SHOULD RESULT IN LITIGATION, THE PREVAILING PARTY IN SUCH DISPUTE SHALL BE ENTITLED TO RECOVER FROM THE LOSING PARTY ALL FEES, COSTS AND EXPENSES OF ENFORCING ANY RIGHT OF SUCH PREVAILING PARTY UNDER OR WITH RESPECT TO THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, SUCH REASONABLE FEES AND EXPENSES OF ATTORNEYS AND ACCOUNTANTS, WHICH SHALL INCLUDE, WITHOUT LIMITATION, ALL FEES, COSTS AND EXPENSES OF APPEALS.

     8.11 Titles and Subtitles. THE TITLES OF THE SECTIONS AND SUBSECTIONS OF THE AGREEMENT ARE FOR CONVENIENCE OF REFERENCE ONLY AND ARE NOT TO BE CONSIDERED IN CONSTRUING THIS AGREEMENT.

     8.12 Counterparts. THIS AGREEMENT AND THE INVESTMENT DOCUMENTS MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH SHALL BE AN ORIGINAL, BUT ALL OF WHICH TOGETHER SHALL CONSTITUTE ONE INSTRUMENT.

     8.13 Broker's Fees. EACH PARTY HERETO REPRESENTS AND WARRANTS THAT NO AGENT, BROKER, INVESTMENT BANKER, PERSON OR FIRM ACTING ON BEHALF OF OR UNDER THE AUTHORITY OF SUCH PARTY HERETO IS OR WILL BE ENTITLED TO ANY BROKER'S OR FINDER'S FEE OR ANY OTHER COMMISSION DIRECTLY OR INDIRECTLY IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREIN. EACH PARTY HERETO FURTHER AGREES TO INDEMNIFY EACH OTHER PARTY FOR ANY CLAIMS, LOSSES OR EXPENSES INCURRED BY SUCH OTHER PARTY AS A RESULT OF THE REPRESENTATION IN THIS SECTION 8.13 BEING UNTRUE.

     8.14 Exculpation Among Purchasers. EACH PURCHASER ACKNOWLEDGES THAT IT IS NOT RELYING UPON ANY PERSON, FIRM, OR CORPORATION, OTHER THAN THE COMPANY AND ITS OFFICERS AND DIRECTORS, IN MAKING ITS INVESTMENT OR DECISION TO INVEST IN THE COMPANY. EACH PURCHASER AGREES THAT NO PURCHASER NOR THE RESPECTIVE CONTROLLING PERSONS, OFFICERS, DIRECTORS, PARTNERS, AGENTS, OR EMPLOYEES OF ANY PURCHASER SHALL BE LIABLE FOR ANY ACTION HERETOFORE OR HEREAFTER TAKEN OR OMITTED TO BE TAKEN BY ANY OF THEM IN CONNECTION WITH THE SHARES AND CONVERSION SHARES.

     8.15 Pronouns. ALL PRONOUNS CONTAINED HEREIN, AND ANY VARIATIONS THEREOF, SHALL BE DEEMED TO REFER TO THE MASCULINE, FEMININE OR NEUTER, SINGULAR OR PLURAL, AS TO THE IDENTITY OF THE PARTIES HERETO MAY REQUIRE.

     8.16 Restrictive Legends and Stop-Transfer Orders.

          (a) LEGENDS. Purchaser understands and agrees that the Company will cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares, together with any other legends that may be required by state or federal securities laws, or by the Bylaws of the Company, or by any other agreement between Purchaser and the Company or between Purchaser and any third party:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

          (b) STOP-TRANSFER INSTRUCTIONS. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) REFUSAL TO TRANSFER. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

          (d) REMOVAL OF LEGEND AND TRANSFER RESTRICTIONS. Any legend endorsed on a certificate pursuant to subsection 8.16(a) and the stop transfer instructions with respect to such Shares or Conversion Shares shall be removed and the Company shall issue a certificate without such legend to the holder thereof if such Shares or Conversion Shares are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available, if such legend may be properly removed under the terms of Rule 144 promulgated under the Securities Act or if such holder provides the Company with an opinion of counsel for such holder, reasonably satisfactory to legal counsel for the Company, to the effect that a sale, transfer or assignment of such Shares or Conversion Shares may be made without registration.

     8.17 Exchange of Series D Preferred. UPON SURRENDER BY ANY HOLDER OF SHARES TO THE COMPANY OF ANY CERTIFICATE EVIDENCING SUCH SHARES, THE COMPANY AT ITS EXPENSE WILL ISSUE IN EXCHANGE THEREFOR, AND DELIVER TO SUCH HOLDER, SHARES OF SERIES D PREFERRED, IN SUCH DENOMINATION OR DENOMINATIONS AS MAY BE REQUESTED BY SUCH HOLDER. UPON RECEIPT OF EVIDENCE SATISFACTORY TO THE COMPANY OF THE LOSS, THEFT, DESTRUCTION OR MUTILATION OF ANY CERTIFICATE EVIDENCING SHARES OF SERIES D PREFERRED, AND IN CASE OF ANY SUCH LOSS, THEFT OR DESTRUCTION, UPON DELIVERY OF AN INDEMNITY AGREEMENT SATISFACTORY TO THE COMPANY (PROVIDED THAT IN THE CASE OF THE PURCHASERS OR AN INSTITUTIONAL INVESTOR, ITS OWN AGREEMENT SHALL BE DEEMED SATISFACTORY TO THE COMPANY), OR IN CASE OF ANY SUCH MUTILATION, UPON SURRENDER AND CANCELLATION OF SUCH CERTIFICATE EVIDENCING SHARES OF SERIES D PREFERRED, THE COMPANY AT ITS EXPENSE WILL ISSUE AND DELIVER TO ANY SUCH HOLDER A NEW CERTIFICATE EVIDENCING SUCH SHARES OF SERIES D PREFERRED OF LIKE TENOR, IN LIEU OF SUCH LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATE(S) EVIDENCING SHARES OF SERIES D PREFERRED.

     8.18 Reproduction of Documents. THIS AGREEMENT AND ALL DOCUMENTS RELATING HERETO, INCLUDING, BUT NOT LIMITED TO, (I) CONSENTS, WAIVERS, AMENDMENTS AND MODIFICATIONS WHICH MAY HEREAFTER BE EXECUTED AND (II) CERTIFICATES AND OTHER INFORMATION PREVIOUSLY OR HEREAFTER FURNISHED, MAY BE REPRODUCED BY ANY PHOTOGRAPHIC, PHOTOSTATIC, MICROFILM, OPTICAL DISK, MICRO-CARD, MINIATURE PHOTOGRAPHIC OR OTHER SIMILAR PROCESS. THE PARTIES AGREE THAT ANY SUCH REPRODUCTION SHALL BE ADMISSIBLE IN EVIDENCE AS THE ORIGINAL ITSELF IN ANY JUDICIAL OR ADMINISTRATIVE PROCEEDING, WHETHER OR NOT THE ORIGINAL IS IN EXISTENCE AND WHETHER

OR NOT SUCH REPRODUCTION WAS MADE BY A PARTY IN THE REGULAR COURSE OF BUSINESS, AND THAT ANY ENLARGEMENT, FACSIMILE OR FURTHER REPRODUCTION OF SUCH REPRODUCTION SHALL LIKEWISE BE ADMISSIBLE IN EVIDENCE.

     8.19 Trustee Exculpation. THE EXECUTION OF THIS AGREEMENT BY A TRUSTEE ON BEHALF OF A TRUST SHALL NOT CREATE ANY LIABILITY OF, OR REQUIRE PERFORMANCE OF ANY COVENANT OR AGREEMENT BY THE TRUSTEE INDIVIDUALLY, SUCH LIABILITY BEING LIMITED TO THE ASSETS OF THE TRUST ON BEHALF OF WHICH THIS AGREEMENT IS BEING EXECUTED BY A TRUSTEE.

               [The Remainder of This Page is Intentionally Blank]

     IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED SERIES D PREFERRED STOCK PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                             QUATRX PHARMACEUTICALS COMPANY


                                        By:
                                            ------------------------------------
                                        Name: Robert L. Zerbe
                                        Title: President
                                        Address: Suite 300
                                                 5430 Data Court
                                                 Ann Arbor, MI 48108


PRIOR PURCHASERS:

                                        THOMAS WEISEL HEALTHCARE VENTURE
                                        PARTNERS, L.P.

                                        By: Thomas Weisel Healthcare Venture
                                            Partners LLC, its General Partner

                                        By: Thomas Weisel Capital Management
                                            LLC, its Managing Member


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Address: One Montgomery Street
                                                 San Franciso, CA 94104

    [SIGNATURE PAGE TO AMENDED AND RESTATED SERIES D PREFERRED STOCK PURCHASE
                                   AGREEMENT]

                                        MPM BIOVENTURES III, L.P.

                                        By: MPM BioVentures III GP, L.P., its
                                            General Partner

                                        By: MPM BioVentures III LLC, its General
                                            Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Series A Member


                                        MPM BIOVENTURES III-QP, L.P

                                        By: MPM BioVentures III GP, L.P., its
                                            General Partner

                                        By: MPM BioVentures III LLC, its General
                                            Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Series A Member


                                        MPM BIOVENTURES III PARALLEL FUND, L.P.

                                        By: MPM BioVentures III GP, L.P., its
                                            General Partner

                                        By: MPM BioVentures III LLC, its General
                                            Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Series A Member


                                        MPM BIOVENTURES III GMBH & CO.
                                        BETEILIGUNGS KG

                                        By: MPM BioVentures III GP, L.P., in its
                                            capacity as the Managing Limited
                                            Partner

                                        By: MPM BioVentures III LLC, its General
                                            Partner

    [SIGNATURE PAGE TO AMENDED AND RESTATED SERIES D PREFERRED STOCK PURCHASE
                                   AGREEMENT]

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Series A Member


                                        MPM ASSET MANAGEMENT INVESTORS 2003
                                        BVIII LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Manager


                                        MPM BIOVENTURES STRATEGIC FUND, L.P.

                                        By: MPM BioVentures III GP, L.P., its
                                            General Partner

                                        By: MPM BioVentures III LLC, its General
                                            Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Series A Member
                                        Address for each of the above:
                                               111 Huntington Ave., 31st floor
                                               Boston, MA 02199

    [SIGNATURE PAGE TO AMENDED AND RESTATED SERIES D PREFERRED STOCK PURCHASE
                                   AGREEMENT]

                                        FRAZIER HEALTHCARE III, L.P.

                                        By: FHM III, L.L.C.
                                        Its: General Partner


                                        By:
                                            ------------------------------------
                                        Name: Patrick Heron
                                        Title: Member


                                        FRAZIER AFFILIATES III, L.P.

                                        By: FHM III, L.L.C.
                                        Its: General Partner


                                        By:
                                            ------------------------------------
                                        Name: Patrick Heron
                                        Title: Member
                                        Address for each of the above:
                                             601 Union Street, Suite 3300
                                             Seattle, WA  98101

    [SIGNATURE PAGE TO AMENDED AND RESTATED SERIES D PREFERRED STOCK PURCHASE
                                   AGREEMENT]

                                        TL VENTURES V L.P.

                                        By: TL Ventures V Management L.P.
                                        Its: General Partner

                                        By: TL Ventures V LLC
                                        Its: Manager


                                        By:
                                            ------------------------------------
                                        Name: Christopher Moller
                                        Title: Managing Director


                                        TL VENTURES V INTERFUND L.P.

                                        By: TL Ventures V LLC
                                        Its: Manager


                                        By:
                                            ------------------------------------
                                        Name: Christopher Moller
                                        Title: Managing Director
                                        Address for each of the above:
                                             700 Building, 435 Devon Park Dr.
                                             Wayne, PA 19087-1990

    [SIGNATURE PAGE TO AMENDED AND RESTATED SERIES D PREFERRED STOCK PURCHASE
                                   AGREEMENT]

                                        INTERWEST PARTNERS VIII, L.P.

                                        By: InterWest Management
                                            Partners VIII, LLC
                                        Its: General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        INTERWEST INVESTORS VIII, L.P.

                                        By: InterWest Management
                                            Partners VIII, LLC
                                        Its: General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        INTERWEST INVESTORS Q VIII, L.P.

                                        By: InterWest Management
                                            Partners VIII, LLC
                                        Its: General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Address for each of the above:
                                             2710 Sand Hill Road
                                             Second Floor
                                             Menlo Park, CA 94025

           [SIGNATURE PAGE TO AMENDED AND RESTATED SERIES D PREFERRED
                           STOCK PURCHASE AGREEMENT]

                                        STOCKWELL FUND L.P.

                                        By: Stockwell Managers, LLC
                                        Its: General Manager


                                        By:
                                            ------------------------------------
                                        Name: Thomas L. Hufnagel
                                        Title: Vice President
                                        Address: 222 West Adams Street
                                                 Suite 1000
                                                 Chicago, IL 60606

           [SIGNATURE PAGE TO AMENDED AND RESTATED SERIES D PREFERRED
                            STOCK PURCHASE AGREEMENT]

                                        TWILIGHT VENTURE PARTNERS, LLC


                                        By:
                                            ------------------------------------
                                        Name: Ronald D. Henriksen
                                        Title: Chief Investment Officer
                                        Address: One Indiana Square,
                                                 Suite 2550
                                                 Indianapolis, IN 46204

           [SIGNATURE PAGE TO AMENDED AND RESTATED SERIES D PREFERRED
                            STOCK PURCHASE AGREEMENT]

               COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED
             SERIES D PREFERRED STOCK PURCHASE AGREEMENT OF QUATRX
                            PHARMACEUTICALS COMPANY

     In accordance with Section 8.12 of that certain Amended and Restated Series D Preferred Stock Purchase Agreement, dated as of May 24, 2005 (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, and the persons and entities listed on the signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of June ____, 2005.

ADDITIONAL PURCHASER:

----------------------------------------


By:
    ------------------------------------
Print Name:
            ----------------------------
Title:
       ---------------------------------

                   SERIES D PREFERRED STOCK PURCHASE AGREEMENT

                                    EXHIBIT A

                                    TABLE A-1

                SCHEDULE OF INITIAL PURCHASERS (INITIAL CLOSING)

                                                 SHARES ACQUIRED AT   PURCHASE PRICE AT
NAME                                               INITIAL CLOSING     INITIAL CLOSING
----                                             ------------------   -----------------
Frazier Healthcare III L.P.                           708,954.16        $   992,535.83
Frazier Affiliates III, L.P.                            5,331.55        $     7,464.17
TL Ventures V L.P.                                  1,228,747.45        $ 1,720,246.43
TL Ventures V Interfund, L.P.                          21,252.55        $    29,753.57
MPM BioVentures III, LP                               189,898.00        $   265,857.20
MPM BioVentures III-QP, LP                          2,824,293.00        $ 3,954,010.20
MPM BioVentures III Parallel Fund, LP                  85,296.00        $   119,414.40
MPM BioVentures III GmbH & Co. Beteiligungs KG        238,687.00        $   334,161.80
MPM Asset Management Investors 2003 BVIII LLC          54,683.00        $    76,556.20
MPM Bioventures Strategic Fund, L.P.                  535,714.00        $   749,999.60
InterWest Partners VIII, L.P.                       2,067,214.29        $ 2,894,100.00
InterWest Investors VIII, L.P.                         16,500.00        $    23,100.00
InterWest Investors Q VIII, L.P.                       59,142.86        $    82,800.00
Stockwell Fund L.P.                                   285,714.29        $   400,000.00
Twilight Venture Partners, LLC                        142,857.14        $   200,000.00
Thomas Weisel Healthcare Venture Partners LLC       2,500,000.00        $ 3,500,000.00

TOTAL:                                             10,964,285.29        $15,349,999.40

                                    TABLE A-2

                             SCHEDULE OF PURCHASERS

                                                                                      SHARES
                                                                                     ACQUIRED        PURCHASE
                                                     SHARES         PURCHASE        AT INITIAL       PRICE AT
                                                    ACQUIRED        PRICE AT           AND          INITIAL AND
                                                   AT INITIAL        INITIAL        SUBSEQUENT      SUBSEQUENT
NAME                                                CLOSING          CLOSING         CLOSINGS        CLOSINGS
----                                             -------------   --------------   -------------   --------------
Frazier Healthcare III L.P.                         708,954.16   $   992,535.83    1,417,908.32   $ 1,985,071.65
Frazier Affiliates III, L.P.                          5,331.55   $     7,464.17       10,663.11   $    14,928.35
TL Ventures V L.P.                                1,228,747.45   $ 1,720,246.43    2,457,494.90   $ 3,440,492.86
TL Ventures V Interfund, L.P.                        21,252.55   $    29,753.57       42,505.10   $    59,507.14
MPM BioVentures III, LP                             189,898.00   $   265,857.20      379,796.00   $   531,714.40
MPM BioVentures III-QP, LP                        2,824,293.00   $ 3,954,010.20    5,648,586.00   $ 7,908,020.40
MPM BioVentures III Parallel Fund, LP                85,296.00   $   119,414.40      170,592.00   $   238,828.80
MPM BioVentures III GmbH & Co. Beteiligungs KG      238,687.00   $   334,161.80      477,374.00   $   668,323.60
MPM Asset Management Investors 2003 BVIII LLC        54,683.00   $    76,556.20      109,366.00   $   153,112.40
MPM Bioventures Strategic Fund, L.P.                535,714.00   $   749,999.60    1,071,428.00   $ 1,499,999.20
InterWest Partners VIII, L.P.                     2,067,214.29   $ 2,894,100.00    4,134,428.57   $ 5,788,200.00
InterWest Investors VIII, L.P.                       16,500.00   $    23,100.00       33,000.00   $    46,200.00
InterWest Investors Q VIII, L.P.                     59,142.86   $    82,800.00      118,285.71   $   165,600.00
Stockwell Fund L.P.                                 285,714.29   $   400,000.00      571,428.57   $   800,000.00
Twilight Venture Partners, LLC                      142,857.14   $   200,000.00      285,714.29   $   400,000.00
Thomas Weisel Healthcare Venture Partners LLC     2,500,000.00   $ 3,500,000.00    5,000,000.00   $ 7,000,000.00

TOTAL:                                           10,964,285.29   $15,349,999.40   21,928,570.57   $30,699,998.80

                                    TABLE A-2

                             SCHEDULE OF PURCHASERS

                                                                                      SHARES
                                                                                     ACQUIRED        PURCHASE
                                                     SHARES         PURCHASE        AT INITIAL       PRICE AT
                                                    ACQUIRED        PRICE AT           AND          INITIAL AND
                                                   AT INITIAL        INITIAL        SUBSEQUENT      SUBSEQUENT
NAME                                                CLOSING          CLOSING         CLOSINGS        CLOSINGS
----                                             -------------   --------------   -------------   --------------


                                    TABLE A-3

                        SCHEDULE OF ADDITIONAL PURCHASERS

                                SHARES                   SHARES      PURCHASE      SHARES      PURCHASE
                               ACQUIRED    PURCHASE     ACQUIRED       PRICE      ACQUIRED       PRICE
                                  AT       PRICE AT        AT           AT           AT           AT
                                HORMOS      HORMOS     SUBSEQUENT   SUBSEQUENT   ADDITIONAL   ADDITIONAL
NAME                           CLOSING      CLOSING      CLOSING      CLOSING      CLOSING      CLOSING
----                          ---------   ----------   ----------   ----------   ----------   ----------
Bio Fund Ventures I Ky          157,500     $220,500
Bio Fund Ventures II
Jatkosijoitusrahasto Ky          67,500      $94,500
Bio Fund Ventures II Ky         150,000     $210,000
Biomedical Venture III Ltd.     375,000     $525,000
H&B Capital LP                  250,000     $350,000

TOTAL:                        1,000,000   $1,400,000    1,857,142   $2,600,000    1,428,571   $2,000,000
                                                   0

                                                                  EXECUTION COPY

                   SERIES D PREFERRED STOCK PURCHASE AGREEMENT

                                    EXHIBIT B

                              RESTATED CERTIFICATE

                         QUATRX PHARMACEUTICALS COMPANY
                         AMENDMENT TO THIRD AMENDED AND
                            RESTATED VOTING AGREEMENT

     THIS AMENDMENT TO THIRD AMENDED AND RESTATED VOTING AGREEMENT (the "AMENDMENT") is made and entered into as of this ___ day of May, 2005, by and among QUATRX PHARMACEUTICALS COMPANY, a Delaware corporation (the "COMPANY"), those certain holders of the Company's Common Stock listed on EXHIBIT A hereto (the "KEY HOLDERS") and the persons and entities whose names are set forth on EXHIBIT B attached hereto (referred to hereinafter collectively as the "INVESTORS" and each individually as an "INVESTOR").

                                    RECITALS

     WHEREAS, the Company, the Key Holders and certain of the Investors (the "PRIOR INVESTORS") have entered into that certain Third Amended and Restated Voting Agreement, dated as of November 22, 2004 (the "VOTING AGREEMENT"), pursuant to which the Company, the Key Holders and the Prior Investors made certain agreements regarding the voting of shares of Company stock. Capitalized terms used herein but not otherwise defined shall have the meaning given such terms in the Voting Agreement;

     WHEREAS, the Company proposes to issue up to 5,357,141 additional shares of its Series D Preferred and up to 4,260,035 Shares of its Series D-1 Convertible Preferred Stock, par value $0.01 per share ("SERIES D-1 PREFERRED") to additional Investors (the "ADDITIONAL INVESTORS");

     WHEREAS, Section 3.5 of the Voting Agreement provides that the Voting Agreement may be amended only with the written consent of (i) the Company, (ii) the holders of at least 60% of the outstanding shares of the Company's Series A Preferred and Series B Preferred considered together as a single class (the "REQUISITE SERIES A AND B MAJORITY"), (iii) the holders of at least 60% of the outstanding shares of Series C Preferred as a separate class (the "REQUISITE SERIES C MAJORITY"), (iv) the holders of at least 60% of the outstanding shares of Series D Preferred as a separate class (the "REQUISITE SERIES D MAJORITY") (including for each purpose any shares of Common Stock issued on conversion thereof), and (v) the holders of a majority of the shares held by the Key Holders (the "REQUISITE KEY HOLDER MAJORITY"). Collectively, the Requisite Key Holder Majority, the Requisite Series A and B Majority, the Requisite Series C Majority and the Requisite Series D Majority are referred to herein as the "REQUISITE MAJORITIES";

     WHEREAS, the Company, the Key Holders, the Prior Investors and the Additional Investors desire to amend the Voting Agreement as provided herein; and

     WHEREAS, the Investors executing this Amendment hold the Requisite Majorities as of the date hereof.

     NOW, THEREFORE, for and in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

                                    AMENDMENT

     1. Pursuant to Section 3.8 of the Voting Agreement, upon its execution of a counterpart signature page to the Voting Agreement, each of the Additional Investors shall be deemed an "Investor" under, and a party to, the Voting Agreement.

     2. SECTION 1.1 of the Voting Agreement (Voting; Key Holder Shares; Investor Shares) is hereby amended as follows:

          (A) The phrase ", or the Company's Series D-1 Convertible Preferred Stock, par value $0.01 per share (the "SERIES D-1 PREFERRED")" is added after "or the Series D Preferred" in Section 1.1(b).

          (B) The first sentence of Section 1.1(c) is amended and restated in its entirety to read, "The Company's Board of Directors shall have nine (9) members."

          (C) The following is added as Section 1.1(c)(vi):

               "(VI) At each election of directors in which the holders of the Series D-1 Preferred, voting as a separate class, are entitled to elect a director of the Company, the Key Holders and Investors shall vote all of their respective Investor Shares and Key Holder Shares so as to elect a director nominated by the holders of the Series D-1 Preferred (the "HORMOS SELLERS"). With respect to the first director nominated after the date hereof by the Hormos Sellers, the Key Holders and Investors shall vote all of their respective Investor Shares and Key Holder Shares as soon as practicable, and in any event within two (2) weeks, after the nomination of such director, so as to elect such director nominated by the Hormos Sellers. Any vote taken to remove any director elected pursuant to this Section 1.1(c)(vi), or to fill any vacancy created by the resignation, removal or death of a director elected pursuant to this Section 1.1(c)(vi), shall also be subject to the provisions of this Section 1.1(c)(vi) and shall require the approval of the Hormos Sellers."

     3. SECTION 1.4 of the Voting Agreement (Other Rights) is hereby amended by adding the phrase ", or the Series D-1 Preferred" after the phrase "the Series D Preferred" and before ", each Key Holder".

     4. SECTION 3.5 of the Voting Agreement (Amendment or Waiver) is hereby amended by deleting the phrase "60% of the outstanding shares of Series D Preferred as a separate class" and replacing it with "65% of the outstanding shares of Series D Preferred as a separate class".

In addition, the following sentence shall be added to the end of Section 3.5:
"Notwithstanding the foregoing, the Company may amend EXHIBIT B hereto without the consent of any other party hereto to add additional shares of Series D Preferred purchased under the Amended and Restated Series D Preferred Stock Purchase Agreement."

     5. Exhibit B to the Voting Agreement is hereby amended and restated in its entirety by EXHIBIT B attached hereto.

     6. This Amendment may be executed in counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

     7. This Amendment shall become effective immediately upon execution by the Company, the Key Holders and the Requisite Majorities.

     8. Other than as set forth in this Amendment, all of the terms and conditions of the Voting Agreement shall continue in full force and effect.

     9. This Amendment shall be governed by and construed exclusively in accordance with the substantive laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware excluding the body of law relating to conflict of laws and choice of law.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT TO THIRD AMENDED AND RESTATED VOTING AGREEMENT to be executed and delivered by their respective officers hereunto duly authorized on the date first above written.

COMPANY:

QUATRX PHARMACEUTICALS COMPANY


By:
    ---------------------------------
Print Name:
            -------------------------
Title:
       ------------------------------


KEY HOLDERS:

ANNE E. ZERBE TRUST DATED DECEMBER      ERIC R. ZERBE TRUST DATED DECEMBER
21, 2000                                 21, 2000


By:                                     By:
    ---------------------------------       ------------------------------------
Name: Robert E. Zerbe and Linda L.      Name: Robert E. Zerbe and Linda L.
      Zerbe, Trustees                         Zerbe, Trustees


SARAH C. ZERBE TRUST DATED DECEMBER     HENRY RICHARD DOMBEY TRUST DATED
21, 2000                                DECEMBER 22, 2000


By:                                     By:
    ---------------------------------       ------------------------------------
Name: Robert E. Zerbe and Linda L.      Name: Stuart Lionel Dombey and Heather
      Zerbe, Trustees                         Jane Dombey, Trustees


BENJAMIN HUGO DOMBEY TRUST DATED        2000 IRREVOCABLE TRUST AGREEMENT OF
DECEMBER 22, 2000                       CHRISTOPHER I. NICHOLAS, SETTLER F/B/O
                                        TIMOTHY R. NICHOLAS DATED DECEMBER 15,
                                        2000


By:                                     By:
    ---------------------------------       ------------------------------------
Name: Stuart Lionel Dombey and          Name: John Ewin, Trustee
Heather Jane Dombey, Trustees


2000 IRREVOCABLE TRUST AGREEMENT OF     2000 IRREVOCABLE TRUST AGREEMENT OF
CHRISTOPHER I. NICHOLAS, SETTLER        CHRISTOPHER I. NICHOLAS, SETTLER F/B/O
F/B/O CLAIRE S. NICHOLAS DATED          FRANCES L. NICHOLAS DATED DECEMBER 15,
DECEMBER 15, 2000                       2000


By:                                     By:
    ---------------------------------       ------------------------------------
Name: John Ewin, Trustee                Name: John Ewin, Trustee

  [SIGNATURE PAGE TO AMENDMENT TO THIRD AMENDED AND RESTATED VOTING AGREEMENT]

By:
    ---------------------------------
Name: Christopher I. Nicholas and
      Christine L. Nicholas


RANDALL W. WHITCOMB LIVING TRUST        CONSTANCE H. KEYSERLING TRUST U/A/D
                                        SEPTEMBER 10, 1996


By:                                     By:
    ---------------------------------       ------------------------------------
Name: Randall W. Whitcomb and Rita K.   Name: Constance H. Keyserling, Trustee
      Whitcomb, Trustees


PRIOR INVESTORS:

MPM BIO VENTURES III, L.P.              MPM BIOVENTURES III-QP, L.P.

By: MPM Bio Ventures III GP, L.P.,      By: MPM Bio Ventures III GP, L.P., its
    its General Partner                     General Partner

By: MPM Bio Ventures III LLC, its       By: MPM Bio Ventures III LLC, its
    General Partner                         General Partner


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title: Series A Member                  Title: Series A Member


MPM BIOVENTURES III PARALLEL FUND,      MPM BIOVENTURES III GMBH & CO.
L.P.                                    BETEILINGUNGS KG

By: MPM Bio Ventures III GP, L.P.,      By: MPM Bio Ventures III GP, L.P., in
    its General Partner                     its capacity as the Managing Limited
                                            Partner

By: MPM Bio Ventures III LLC, its       By: MPM Bio Ventures III LLC, its
    General Partner                         General Partner


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title: Series A Member                  Title: Series A Member


MPM ASSET MANAGEMENT INVESTORS 2003     MPM BIOVENTURES STRATEGIC FUND, L.P.
BVIII LLC


By:                                     By: MPM Bio Ventures III GP, L.P., its
    ---------------------------------       General Partner
Name:                                   By: MPM Bio Ventures III LLC, its
      -------------------------------       General Partner
Title: Manager


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Series A Member

  [SIGNATURE PAGE TO AMENDMENT TO THIRD AMENDED AND RESTATED VOTING AGREEMENT]

THOMAS WEISEL HEALTHCARE VENTURE
PARTNERS, L.P.

By: Thomas Weisel Healthcare Venture
    Partners LLC, its General Partner

By: Thomas Weisel Capital Management
    LLC, its Managing Member


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


FRAZIER HEALTHCARE III, L.P.            FRAZIER AFFILIATES III, L.P.

By: FHM III, L.L.C.                     By: FHM III, L.L.C.
Its: General Partner                    Its: General Partner


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title: Member                           Title: Member


TL VENTURES V L.P.                      TL VENTURES V INTERFUND L.P.

By: TL Ventures V Management L.P.       By: TL Ventures V LLC
Its: General Partner                    Its: Manager


By:   TL Ventures V LLC                 By:
Its:  Manager                               ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


INTERWEST PARTNERS VIII, L.P.           INTERWEST INVESTORS VIII, L.P.

By: InterWest Management Partners       By: InterWest Management Partners VIII,
    VIII, LLC                               LLC
Its: General Partner                    Its: General Partner


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


INTERWEST INVESTORS Q VIII, L.P.

By: InterWest Management Partners
    VIII, LLC
Its: General Partner


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

  [SIGNATURE PAGE TO AMENDMENT TO THIRD AMENDED AND RESTATED VOTING AGREEMENT]

STOCKWELL FUND, L.P.                    TWILIGHT VENTURE PARTNERS, LLC


By: Stockwell Managers, LLC, its        By:
    general partner                         ------------------------------------
                                        Name:
                                              ----------------------------------
By:                                     Title
    ---------------------------------         ----------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


WS INVESTMENT COMPANY, LLC              WS INVESTMENT COMPANY 2000 B


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


LATHAM & WATKINS                        VINCE CLUB TRUST


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name: Mark S. Hoplamazian, not
      -------------------------------         individually, but solely as
Title:                                        trustee of the Vince Club Trust
       ------------------------------

  [SIGNATURE PAGE TO AMENDMENT TO THIRD AMENDED AND RESTATED VOTING AGREEMENT]

                          COUNTERPART SIGNATURE PAGE TO
                   THIRD AMENDED AND RESTATED VOTING AGREEMENT
                        OF QUATRX PHARMACEUTICALS COMPANY

     In accordance with Section 3.8 of that certain Third Amended and Restated Voting Agreement, dated as of November 22, 2004, as amended (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, and the persons and entities listed on the signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of [_________], 2005.

INVESTOR:

-------------------------------------


By:
    ---------------------------------
Print Name:
            -------------------------
Title:
       ------------------------------

                                    EXHIBIT A

                               LIST OF KEY HOLDERS

                         KEY HOLDER NAMES                           NUMBER OF SHARES
                         ----------------                           ----------------
Robert L. Zerbe and Linda L. Zerbe, Trustees of the Anne E. Zerbe      318,333-1/3
                  Trust dated December 21, 2000

Robert L. Zerbe and Linda L. Zerbe, Trustees of the Eric R. Zerbe      318,333-1/3
                  Trust dated December 21, 2000

Robert L. Zerbe and Linda L. Zerbe, Trustees of the Sarah C.           318,333-1/3
                Zerbe Trust date December 31, 2000

                         Robert L. Zerbe                                 40,000

Stuart Lionel Dombey and Heather Jane Dombey, trustees of the            462,500
        Henry Richard Dombey Trust dated December 22, 2000

Stuart Lionel Dombey and Heather Jane Dombey, trustees of the            462,500
        Benjamin Hugo Dombey Trust dated December 22, 2000

Stuart Lionel Dombey, Trustee of the Stuart Lionel Dombey Trust          40,000
                     u/a/d December 22, 2000

John Ewin, trustee of the 2000 Irrevocable Trust Agreement of            150,000
Christopher I. Nicholas, Settlor F/B/O Timothy R. Nicholas dated
                        December 15, 2000

John Ewin, trustee of the 2000 Irrevocable Trust Agreement of            150,000
Christopher I. Nicholas, Settlor F/B/O Claire S. Nicholas dated
                        December 15, 2000

John Ewin, trustee of the 2000 Irrevocable Trust Agreement of            150,000
Christopher I. Nicholas, Settlor F/B/O Frances L. Nicholas dated
                        December 15, 2000

     Christopher I. Nicholas and Christine L. Nicholas jtwros            475,000

                      Christine L. Nicholas                              20,000

                      Christopher I. Nicholas                            20,000

Randall W. Whitcomb and Rita K. Whitcomb, Trustees and their             400,000
   Successors in trust of The Randall W. Whitcomb Living Trust

Constance H. Keyserling, Trustee of the Constance H. Keyserling          40,000
                  Trust u/a/d September 10, 1996

                              TOTAL                                     3,375,000

                                                                  EXECUTION COPY

                                    EXHIBIT B

                                    EXHIBIT B

                                    TABLE B-1

                            SERIES A PREFERRED STOCK

INVESTOR NAME                   NUMBER OF SHARES
-------------                   ----------------
Frazier Healthcare III L.P.         744,401.82
Frazier Affiliates III, L.P.          5,598.18
TL Ventures V L.P.                  737,248.00
TL Ventures V Interfund, L.P.        12,752.00
WS Investment Company 2000 B         25,000.00
WS Investment Company, LLC           12,500.00
Latham & Watkins                     18,750.00
Vince Club Trust                     18,750.00
TOTAL:                            1,575,000.00

                                    TABLE B-2

                            SERIES B PREFERRED STOCK

INVESTOR NAME                   NUMBER OF SHARES
-------------                   ----------------
Frazier Healthcare III L.P.       2,084,325.00
Frazier Affiliates III, L.P.         15,675.00
TL Ventures V L.P.                2,064,295.67
TL Ventures V Interfund, L.P.        35,704.33
TOTAL:                            4,200,000.00

                                    TABLE B-3

                            SERIES C PREFERRED STOCK

INVESTOR NAME                                    NUMBER OF SHARES
-------------                                    ----------------
MPM BioVentures III, LP                                753,141
MPM BioVentures III-QP, LP                          11,201,201
MPM BioVentures III Parallel Fund, LP                  338,287
MPM BioVentures III GmbH & Co. Beteiligungs KG         946,639
MPM Asset Management Investors 2003 BVIII LLC          216,872
Frazier Healthcare III L.P.                          3,047,260
Frazier Affiliates III, L.P.                            22,916
TL Ventures V L.P.                                   3,449,116
TL Ventures V Interfund, L.P.                           59,656
InterWest Partners VIII, L.P.                        4,231,140
InterWest Investors VIII, L.P.                          33,772

InterWest Investors Q VIII, L.P.      121,052
Stockwell Fund L.P.                 1,000,000
Twilight Venture Partners, LLC        175,439
TOTAL:                             25,596,491

                                    TABLE B-4

                            SERIES D PREFERRED STOCK

INVESTOR NAME                                            NUMBER OF SHARES
-------------                                            ----------------
Frazier Healthcare III L.P.                                   708,954.16
Frazier Affiliates III, L.P.                                    5,331.55
TL Ventures V L.P.                                          1,228,747.45
TL Ventures V Interfund, L.P.                                  21,252.55
MPM BioVentures III, LP                                       189,898.00
MPM BioVentures III-QP, LP                                  2,824,293.00
MPM BioVentures III Parallel Fund, LP                          85,296.00
MPM BioVentures III GmbH & Co. Beteiligungs KG                238,687.00
MPM Asset Management Investors 2003 BVIII LLC                  54,683.00
MPM Bioventures Strategic Fund, L.P.                          535,714.00
InterWest Partners VIII, L.P.                               2,067,214.29
InterWest Investors VIII, L.P.                                 16,500.00
InterWest Investors Q VIII, L.P.                               59,142.86
Stockwell Fund L.P.                                           285,714.29
Twilight Venture Partners, LLC                                142,857.14
Thomas Weisel Healthcare Venture Partners, L.P.             2,500,000.00
Aboa Venture II                                                31,517.00
Apteekkien Elakekassa                                           7,250.00
BankInvest Biomedical Ventures III LP                         285,718.00
Bio Fund Ventures I LP                                         58,857.00
Bio Fund Ventures II LP                                        57,307.00
Bio Fund Ventures II Annex Fund LP                             25,994.00
H&B Capital LP                                                168,069.00
Ilmarinen Mutual Pension Insurance                             20,132.00
Innoventure Oy                                                 34,187.00
Pohjala Non-Life Insurance                                      8,755.00
Sampo                                                          34,481.00
Sampo Life Insurance                                           34,481.00
The Finnish National Fund for Research and Development        146,337.00
Suomi Mutual Life Assurance                                    35,020.00

Tapiola Corporate Life Insurance                                9,477.00
Tapiola General Mutual Insurance                               20,081.00
Tapiola Mutual Life Assurance                                  14,216.00
Tapiola Mutual Pension Insurance                               27,311.00
Veritas Life Insurance                                          5,028.00
Veritas Pension Insurance                                      10,058.00
TOTAL:                                                     11,998,516.29

                                    TABLE B-5

                           SERIES D-1 PREFERRED STOCK

INVESTOR NAME                                            NUMBER OF SHARES
-------------                                            ----------------
Aboa Venture II                                              125,314.00
Apteekkien Elakekassa                                         28,823.00
BankInvest Biomedical Ventures III LP                      1,136,024.00
Bio Fund Ventures I LP                                       234,021.00
Bio Fund Ventures II LP                                      227,857.00
Bio Fund Ventures II Annex Fund LP                           103,338.00
H&B Capital LP                                               668,247.00
Ilmarinen Mutual Pension Insurance                            80,049.00
Innoventure Oy                                               135,931.00
Pohjala Non-Life Insurance                                    34,810.00
Sampo                                                        137,101.00
Sampo Life Insurance                                         137,101.00
The Finnish National Fund for Research and Development       581,836.00
Suomi Mutual Life Assurance                                  139,244.00
Tapiola Corporate Life Insurance                              37,681.00
Tapiola General Mutual Insurance                              79,842.00
Tapiola Mutual Life Assurance                                 56,523.00
Tapiola Mutual Pension Insurance                             108,588.00
Veritas Life Insurance                                        19,990.00
Veritas Pension Insurance                                     39,992.00
TOTAL:                                                     4,112,312.00

                         QUATRX PHARMACEUTICALS COMPANY
                                  AMENDMENT TO
                           FOURTH AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT

     THIS AMENDMENT TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (the "AMENDMENT") is made and entered into as of this ___ day of May, 2005, by and among QUATRX PHARMACEUTICALS COMPANY, a Delaware corporation (the "COMPANY"), and the entities whose names are set forth on EXHIBIT A attached hereto (referred to hereinafter collectively as the "INVESTORS" and each individually as an "INVESTOR").

                                    RECITALS

     WHEREAS, the Company and certain of the Investors (the "PRIOR INVESTORS") have entered into that certain Fourth Amended and Restated Investors' Rights Agreement, dated as of November 22, 2004 (the "INVESTOR RIGHTS AGREEMENT"), pursuant to which the Company and the Prior Investors made certain agreements regarding registration rights and other matters set forth therein. Capitalized terms used herein but not otherwise defined shall have the meaning given such terms in the Investor Rights Agreement;

     WHEREAS, the Company proposes to issue up to 5,357,141 additional shares of its Series D Convertible Preferred Stock, par value $0.01 per share ("SERIES D PREFERRED") and 4,260,035 shares of its Series D-1 Convertible Preferred Stock, par value $0.01 per share ("SERIES D-1 PREFERRED") to additional Investors (the "ADDITIONAL INVESTORS");

     WHEREAS, Section 6.2 of the Investor Rights Agreement provides that the Investor Rights Agreement may be amended and the observance thereof may be waived only with the written consent of (i) the Company, (ii) the holders of at least 60% of the outstanding shares of the Company's Series A Preferred and Series B Preferred considered together as a single class (calculated on an as if converted into Common Stock basis), (the "REQUISITE SERIES A AND B MAJORITY"),
(iii) the holders of at least 60% of the outstanding shares of Series C Preferred as a separate class (the "REQUISITE SERIES C MAJORITY") and (iv) the holders of at least 60% of the outstanding shares of Series D Preferred as a separate class (the "REQUISITE SERIES D MAJORITY") (including for each purpose any shares of Conversion Stock). Collectively, the Requisite Series A and B Majority, the Requisite Series C Majority and the Requisite Series D Majority are referred to herein as the "REQUISITE MAJORITIES";

     WHEREAS, the Company, the Prior Investors and the Additional Investors desire to amend the Investor Rights Agreement as provided herein; and

     WHEREAS, the Investors executing this Amendment hold the Requisite Majorities as of the date hereof.

     NOW, THEREFORE, for and in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

                                    AMENDMENT

     1. Pursuant to Section 7.8 of the Investor Rights Agreement, upon its execution of a counterpart signature page to the Investor Rights Agreement, each of the Additional Investors shall be deemed an "Investor" under, and a party to, the Investor Rights Agreement.

     2. SECTION 1.1 of the Investor Rights Agreement (Financial Information) is hereby amended by deleting the first paragraph thereof in its entirety and replacing it with the following:

     "The Company covenants and agrees that, commencing on the date of this Agreement, the Company will furnish to each Major Investor, as defined below, the information specified in this Section 1.1. For purposes of this
     Section 1.1 only, for so long as an Investor, together with its affiliates, holds not less than 500,000 shares of the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred, the Series D-1 Preferred and/or the equivalent number (on an-as-converted basis) of shares of Common Stock of the Company ("COMMON STOCK") issued upon the conversion of such shares of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, or Series D-1 Preferred, such Investor shall be a "MAJOR INVESTOR"."

     3. SECTION 1.2 of the Investor Rights Agreement (Inspection) is hereby amended by adding the following sentence at the beginning of such section:

     "For purposes of Section 1.2 only, a "MAJOR INVESTOR" means an Investor that, together with its affiliates, holds not less than 1,000,000 shares of the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred, the Series D-1 Preferred and/or the equivalent number (on an-as-converted basis) of shares of Common Stock issued upon the conversion of such shares of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, or Series D-1 Preferred."

     4. SECTION 2.1 of the Investor Rights Agreement (Registration Rights; Definitions) is hereby amended by replacing each occurrence of the phrase "Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred" with the phrase "Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred or Series D-1 Preferred."

     5. SECTION 3.1 of the Investor Rights Agreement (Pre-emptive Rights; General) is hereby amended by replacing the phrase "Series A Preferred, Series B Preferred, Series C Preferred and/or Series D Preferred" with the phrase "Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred and/or Series D-1 Preferred."

     6. SECTION 3.2 of the Investor Rights Agreement (Pre-emptive Rights; New Securities) is hereby amended as follows:

          (B) Section 3.2(a) is amended and restated in its entirety to read "shares of Conversion Stock;"

          (C) The following is added as Section 3.2(f):

          "(f) Shares of Common Stock, Series D Preferred and Series D-1 Preferred issued pursuant to that certain Exchange Agreement, made as of May ___, 2005, by and among the Company, Hormos Medical Corporation ("HORMOS"), and the shareholders of Hormos signatories thereto (the "EXCHANGE AGREEMENT")."

     7. SECTION 4.1 of the Investor Rights Agreement (Right to Purchase in Connection with Initial Public Offering; Grant of Option) is hereby amended as follows:

          (B) the phrase "Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred" is replaced by the phrase "Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred and Series D-1 Preferred";

          (C) the phrase "or issued to the Investor pursuant to the Exchange Agreement" is inserted after "or the Series D Purchase Agreement" and before ", as the case may be".

     8. SECTION 6.1 of the Investor Rights Agreement (Assignment), is hereby amended by (i) adding the phrase ", 40,000 shares of Series D-1 Preferred" after "40,000 shares of Series D Preferred" and (ii) by adding the following clause
(g) after clause (f) of the penultimate sentence thereof: "and (g) in the case of a transfer by SITRA, a partnership or other investment vehicle in which SITRA is a significant investor and that is managed by present or former personnel of SITRA, provided that as a condition precedent to such transfer, SITRA has delivered to the Company, if so requested by the Company, an opinion of U.S. counsel that the transfer of the Company's securities held by SITRA to such partnership or other investment vehicle is exempt from the registration requirements under the Securities Act."

     9. SECTION 6.2 of the Investor Rights Agreement (Amendment of Rights), is hereby amended by deleting the phrase "60% of the outstanding shares of Series D Preferred as a separate class" and replacing it with "65% of the outstanding shares of Series D Preferred as a separate class". In addition, the following sentence shall be added to the end of Section 6.2: "Notwithstanding the foregoing, the Company may amend EXHIBIT A hereto without the consent of the Investors to add additional shares of Series D Preferred purchased under the Amended and Restated Series D Preferred Stock Purchase Agreement."

     10. Exhibit A to the Investor Rights Agreement is hereby amended and restated in its entirety by EXHIBIT A attached hereto.

     11. This Amendment may be executed in counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

     12. This Amendment shall become effective immediately upon execution by the Company and the Requisite Majorities.

     13. Other than as set forth in this Amendment, all of the terms and conditions of the Investor Rights Agreement shall continue in full force and effect.

     14. This Amendment shall be governed by and construed exclusively in accordance with the substantive laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware excluding the body of law relating to conflict of laws and choice of law.

                            [SIGNATURE PAGE FOLLOWS]

                                                                  EXECUTION COPY

     IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT to be executed and delivered by their respective officers hereunto duly authorized on the date first above written.

COMPANY:

QUATRX PHARMACEUTICALS COMPANY


By:
    ------------------------------------
Print Name:
            ----------------------------
Title:
       ---------------------------------


PRIOR INVESTORS:

MPM BIO VENTURES III, L.P.                 MPM BIO VENTURES III-QP, L.P.

By: MPM Bio Ventures III GP, L.P., its     By: MPM Bio Ventures III GP, L.P.,
    General Partner                            its General Partner

By: MPM Bio Ventures III LLC, its          By: MPM Bio Ventures III LLC, its
    General Partner                            General Partner


By:                                        By:
    ------------------------------------       ---------------------------------
Name:                                      Name:
      ----------------------------------         -------------------------------
Title: Series A Member                     Title: Series A Member


MPM BIO VENTURES III PARALLEL FUND, L.P.   MPM BIO VENTURES III GMBH & CO.
                                           BETEILINGUNGS KG

By: MPM Bio Ventures III GP, L.P.,         By: MPM Bio Ventures III GP, L.P., in
    its General Partner                        its capacity as the Managing
                                               Limited Partner

By: MPM Bio Ventures III LLC, its          By: MPM Bio Ventures III LLC, its
    General Partner                            General Partner


By:                                        By:
    ------------------------------------       ---------------------------------
Name:                                      Name:
      ----------------------------------         -------------------------------
Title: Series A Member                     Title: Series A Member

MPM ASSET MANAGEMENT INVESTORS 2003        MPM BIOVENTURES STRATEGIC FUND, L.P.
BVIII LLC


By:                                        By: MPM Bio Ventures III GP, L.P.,
    ------------------------------------       its General Partner

Name:                                      By: MPM Bio Ventures III LLC, its
      ----------------------------------       General Partner
Title: Manager


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title: Series A Member

           [SIGNATURE PAGE TO AMENDMENT TO FOURTH AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

THOMAS WEISEL HEALTHCARE VENTURE
PARTNERS, L.P.

By: Thomas Weisel Healthcare Venture
    Partners LLC, its General Partner

By: Thomas Weisel Capital Management
    LLC, its Managing Member


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------


FRAZIER HEALTHCARE III, L.P.               FRAZIER AFFILIATES III, L.P.

By: FHM III, L.L.C.                        By: FHM III, L.L.C.
Its: General Partner                       Its: General Partner


By:                                        By:
    ------------------------------------       ---------------------------------
Name:                                      Name:
      ----------------------------------         -------------------------------
Title: Member                              Title: Member


TL VENTURES V L.P.                         TL VENTURES V INTERFUND L.P.

By: TL Ventures V Management L.P.          By: TL Ventures V LLC
Its: General Partner                       Its: Manager


By: TL Ventures V LLC                      By:
Its: Manager                                   ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------


INTERWEST INVESTORS VIII, L.P.             INTERWEST INVESTORS VIII, L.P.

By: InterWest Management Partners          By: InterWest Management Partners
    VIII, LLC                                  VIII, LLC
Its: General Partner                       Its: General Partner


By:                                        By:
    ------------------------------------       ---------------------------------
Name:                                      Name:
      ----------------------------------         -------------------------------
Title:                                     Title:
       ---------------------------------          ------------------------------


INTERWEST INVESTORS Q VIII, L.P.

By: InterWest Management Partners
    VIII, LLC
Its: General Partner


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

           [SIGNATURE PAGE TO AMENDMENT TO FOURTH AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

STOCKWELL FUND, L.P.                        TWILIGHT VENTURE PARTNERS, LLC


By: Stockwell Managers, LLC, its           By:
general partner                                ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------


WS INVESTMENT COMPANY, LLC                 WS INVESTMENT COMPANY 2000 B


By:                                        By:
    ------------------------------------       ---------------------------------
Name:                                      Name:
      ----------------------------------         -------------------------------
Title:                                     Title:
       ---------------------------------          ------------------------------


LATHAM & WATKINS                           VINCE CLUB TRUST


By:                                        By:
    ------------------------------------       ---------------------------------
Name:                                      Name: Mark S. Hoplamazian, not
      ----------------------------------         individually, but solely as
Title:                                           trustee of the Vince Club Trust
       ---------------------------------

           [SIGNATURE PAGE TO AMENDMENT TO FOURTH AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

                          COUNTERPART SIGNATURE PAGE TO
                  FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS
                                    AGREEMENT
                        OF QUATRX PHARMACEUTICALS COMPANY

     In accordance with Section 7.8 of that certain Fourth Amended and Restated Investors' Rights Agreement, dated as of November 22, 2004, as amended (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, and the persons and entities listed on the signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of [_________], 2005.

INVESTOR:

---------------------------------------


By:
    ------------------------------------
Print Name:
            ----------------------------
Title:
       ---------------------------------


           [SIGNATURE PAGE TO AMENDMENT TO FOURTH AMENDED AND RESTATED
                          INVESTORS' RIGHTS AMENDMENT]

                                                                  EXECUTION COPY

                                    EXHIBIT A

                                    TABLE A-1

                            SERIES A PREFERRED STOCK

INVESTOR NAME                   NUMBER OF SHARES
-------------                   ----------------
Frazier Healthcare III L.P.          744,401.82
Frazier Affiliates III, L.P.          5,598.18
TL Ventures V L.P.                  737,248.00
TL Ventures V Interfund, L.P.        12,752.00
WS Investment Company 2000 B         25,000.00
WS Investment Company, LLC           12,500.00
Latham & Watkins                     18,750.00
Vince Club Trust                     18,750.00
TOTAL:                            1,575,000.00

                                    TABLE A-2

                            SERIES B PREFERRED STOCK

INVESTOR NAME                   NUMBER OF SHARES
-------------                   ----------------
Frazier Healthcare III L.P.        2,084,325.00
Frazier Affiliates III, L.P.         15,675.00
TL Ventures V L.P.                2,064,295.67
TL Ventures V Interfund, L.P.        35,704.33
TOTAL:                            4,200,000.00

                                    TABLE A-3

                            SERIES C PREFERRED STOCK

INVESTOR NAME                                    NUMBER OF SHARES
-------------                                    ----------------
MPM BioVentures III, LP                                753,141
MPM BioVentures III-QP, LP                          11,201,201
MPM BioVentures III Parallel Fund, LP                  338,287
MPM BioVentures III GmbH & Co. Beteiligungs KG         946,639
MPM Asset Management Investors 2003 BVIII LLC          216,872
Frazier Healthcare III L.P.                          3,047,260
Frazier Affiliates III, L.P.                            22,916
TL Ventures V L.P.                                   3,449,116
TL Ventures V Interfund, L.P.                           59,656
InterWest Partners VIII, L.P.                        4,231,140
InterWest Investors VIII, L.P.                          33,772
InterWest Investors Q VIII, L.P.                       121,052
Stockwell Fund L.P.                                  1,000,000
Twilight Venture Partners, LLC                         175,439
TOTAL:                                              25,596,491

           [SIGNATURE PAGE TO AMENDMENT TO FOURTH AMENDED AND RESTATED
                          INVESTORS' RIGHTS AMENDMENT]

                                    TABLE A-4

                            SERIES D PREFERRED STOCK

                     INVESTOR NAME                       NUMBER OF SHARES
                     -------------                       ----------------
Frazier Healthcare III L.P.                                   708,954.16
Frazier Affiliates III, L.P.                                    5,331.55
TL Ventures V L.P.                                          1,228,747.45
TL Ventures V Interfund, L.P.                                  21,252.55
MPM BioVentures III, LP                                       189,898.00
MPM BioVentures III-QP, LP                                  2,824,293.00
MPM BioVentures III Parallel Fund, LP                          85,296.00
MPM BioVentures III GmbH & Co. Beteiligungs KG                238,687.00
MPM Asset Management Investors 2003 BVIII LLC                  54,683.00
MPM Bioventures Strategic Fund, L.P.                          535,714.00
InterWest Partners VIII, L.P.                               2,067,214.29
InterWest Investors VIII, L.P.                                 16,500.00
InterWest Investors Q VIII, L.P.                               59,142.86
Stockwell Fund L.P.                                           285,714.29
Twilight Venture Partners, LLC                                142,857.14
Thomas Weisel Healthcare Venture Partners, L.P.             2,500,000.00
Aboa Venture II                                                31,517.00
Apteekkien Elakekassa                                           7,250.00
BankInvest Biomedical Ventures III LP                         285,718.00
Bio Fund Ventures I LP                                         58,857.00
Bio Fund Ventures II LP                                        57,307.00
Bio Fund Ventures II Annex Fund LP                             25,994.00
H&B Capital LP                                                168,069.00
Ilmarinen Mutual Pension Insurance                             20,132.00
Innoventure Oy                                                 34,187.00
Pohjala Non-Life Insurance                                      8,755.00
Sampo                                                          34,481.00
Sampo Life Insurance                                           34,481.00
The Finnish National Fund for Research and Development        146,337.00
Suomi Mutual Life Assurance                                    35,020.00
Tapiola Corporate Life Insurance                                9,477.00
Tapiola General Mutual Insurance                               20,081.00
Tapiola Mutual Life Assurance                                  14,216.00
Tapiola Mutual Pension Insurance                               27,311.00
Veritas Life Insurance                                          5,028.00
Veritas Pension Insurance                                      10,058.00
TOTAL:                                                     11,998,516.29

               [SIGNATURE PAGE TO AMENDMENT TO FOURTH AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREMENT]

                                    TABLE A-5

                           SERIES D-1 PREFERRED STOCK

                      INVESTOR NAME                      NUMBER OF SHARES
                      -------------                      ----------------
Aboa Venture II                                              125,314.00
Apteekkien Elakekassa                                         28,823.00
BankInvest Biomedical Ventures III LP                      1,136,024.00
Bio Fund Ventures I LP                                       234,021.00
Bio Fund Ventures II LP                                      227,857.00
Bio Fund Ventures II Annex Fund LP                           103,338.00
H&B Capital LP                                               668,247.00
Ilmarinen Mutual Pension Insurance                            80,049.00
Innoventure Oy                                               135,931.00
Pohjala Non-Life Insurance                                    34,810.00
Sampo                                                        137,101.00
Sampo Life Insurance                                         137,101.00
The Finnish National Fund for Research and Development       581,836.00
Suomi Mutual Life Assurance                                  139,244.00
Tapiola Corporate Life Insurance                              37,681.00
Tapiola General Mutual Insurance                              79,842.00
Tapiola Mutual Life Assurance                                 56,523.00
Tapiola Mutual Pension Insurance                             108,588.00
Veritas Life Insurance                                        19,990.00
Veritas Pension Insurance                                     39,992.00
TOTAL:                                                     4,112,312.00

               [SIGNATURE PAGE TO AMENDMENT TO FOURTH AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREMENT]

                                                                  EXECUTION COPY

                                  EXHIBIT 7.16

                   HORMOS EMPLOYEE'S NON-DISCLOSURE AGREEMENT

                                                                    EXHIBIT 7.16

SUPPLEMENT TO THE EMPLOYMENT CONTRACT

Parties to the Agreement

The employer

The employee

Hormos Medical Oyj

_____________________________________

CONFIDENTIALITY AND INTELLECTUAL PROPERTY RIGHTS

During the employment and thereafter, the employee undertakes not to reveal any employer's trade, business or professional secrets or any other confidential information that is disclosed to him/her or that otherwise may come to his/her knowledge to a third party or use such information for any other purpose except approved by the employer. By signing this document the employee confirms having received employer's current internal guidelines concerning the handling of confidential information ("Tietoturvapolitiikka") and confirms that he/she shall comply with the terms of the said guidelines. Said guidelines shall form a part of the condition of the employee's employment contract. The guidelines can be later complemented or modified by employer's notice.

Upon termination of the employee's employment contract, the employee shall immediately return to the employer all material belonging to the employer that is in employee's possession without retaining any copies of the said materials.

The employee hereby assigns to the employer any and all assignable copyrights, with right to further assign such rights and the right to amend the work, to all work the employee has created or shall create during and related to the employment relationship.

The inventions and all proprietary rights therein discovered or made by the employee (whether alone or jointly with others) at any time during the employment shall (subject to any contrary mandatory provisions of the relevant laws of Finland) belong exclusively to the employer as described in more detail in the employer's inventions "The Hormos Medical Employee Invention Regulation". By signing this document the employee confirms having received and approving the employer's current internal guidelines concerning employee's inventions to be binding on him/her.

The said guidelines shall form a part of the conditions of employee's employment contract. The guidelines can be later complemented or modified by employer's notice. Any possible modifications do not have retroactive effects to such inventions of which an employees invention notification has been already filed.

The employee approves that the compensation based on the Employee Invention Regulation corresponds with the fair and reasonable compensation as defined in the Act on Employee Inventions and the employee does not have any other demands for compensation based on the rights acquired by the employer from the employee.

The purpose of this supplement to the employment contract is to supplement the employee's employment contract. In case this document is in conflict with the employee's employment contract, this supplement shall prevail.

Place and date
                                        ________________________________________

The employer                            The employee

Hormos Medical Oyj

_____________________________________   ________________________________________
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                                   EXHIBIT 8.7

                       LEGAL OPINION OF COUNSEL TO HORMOS

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                                ROSCHIER HOLMBERG

QuatRx Pharmaceuticals Company
777 East Eisenhower Parkway,
suite 100 Ann Arbor, MI 48108
USA

                                                                    May 23, 2005

Dear Sirs,

We have acted as legal advisers to Hormos Medical Corporation (the "Company") as to Finnish law in connection with the exchange agreement with QuatRx Pharmaceuticals Company ("Quat-Rx") dated 20 May 2005 (the "Agreement") and, in such capacity, we have examined copies of the following documents:

(i)  the Articles of Association of the Company, as of the date hereof;

(ii) the relevant entries in the official Trade Register of the National Board of Patents and Registration (the "Trade Register") relating to the Company, as of the date hereof;

(iii) minutes of the meeting of the Board of Directors of the Company held on 25 April 2005 (the "Board minutes");

(iv) minutes of the Extraordinary Shareholders' Meeting of the Company held on 11 April 2005 (the "EGM minutes");

(v)  the Agreement; and

(vi) Extract from the Finnish Book-Entry Securities System dated 6 May 2005 identifying the shareholders of the Company.

The Articles of Association of the Company, the relevant entries in the Trade Register, the Board minutes and the EGM minutes are hereinafter referred to as the "Governing Documents".

Terms defined in the Agreement shall have the same meaning herein unless otherwise stated.

A.   ASSUMPTIONS

In giving the opinion stated herein, we have made the following assumptions:

                                 ROSCHIERRAIDLA
                             FENNO-BALTIC PARTNERING
                     FINLAND - ESTONIA - LATVIA - LITHUANIA

Roschier Holmberg                   Raidla & Partners           Lcjins, Torgans & Vonsovics   Norcous & Partners
Helsinki Oulu Tampere Vaasa Turku   Tallinn                     Riga                          Vilnius
keskuskatu 7 A                      Roosikrantsi 2              Valdemara 20                  A Gostauto 12 A
F1-00100 Helsinki, Finland          EE-10119 Tallinn, Estonia   LV-1010 Riga, Latvia          LT-01I08 Vilnius, Lithuania
Tel. +358 (O)20 506 6000            Tel. +372 640 7170          Tel. +371 782 1525            Tel. +370 5268 3620

(i) that all documents submitted to us as copy, specimen documents or conformed copies conform to the originals thereof;

(ii) that all documents submitted to us in draft form will be or have been executed in the form of such drafts subject only to amendments of a non-material nature and such amendments of which we have approved on or before the date of this opinion;

(iii) that all documents have been validly authorized, executed and delivered by all of the parties thereto (other than the Company);

(iv) that the signatures on the originals of all documents submitted to us are genuine;

(v) that the Agreement and all other documents referred to herein are and at all times will continue to be and constitute, legal, valid and binding obligations of the parties thereto, enforceable in accordance with their terms, under the laws of all jurisdictions by which they are stated to be governed or which are otherwise applicable to them, other than the laws of Finland;

(vi) that the relevant resolutions by the Board of Directors of the Company evidenced by the Board minutes and by the Extraordinary Shareholders' Meeting of the Company evidenced by the EGM minutes have remained in full force and effect unaltered and have not been exceeded; and

(vii) that the choice of the law of the state of New York as the governing law of the Agreement has been made in good faith and is valid under such law.

B.   OPINION

Based on the foregoing assumptions and subject to the qualifications set out below, we are of the opinion that as of the date hereof:

(i) STATUS: The Company is a corporation duly organized and validly existing under the laws of Finland and has the capacity to sue or be sued in its own name, and the Company has the power and authority to own its property and assets and to carry on business;

(ii) POWER AND AUTHORITY: The Company has the power and authority to enter into and perform the Agreement and has taken all necessary action to authorize the entry into and performance of the Agreement and the transactions contemplated thereby;

(iii) LEGAL VALIDITY OF THE AGREEMENT: The Agreement has been duly executed by the Company and constitutes legal, valid and binding obligations of the Company enforceable in accordance with its terms;

(iv) NON-CONFLICT WITH LAWS: The execution, delivery or performance by the Company of the Agreement, and the consummation or performance by the Company of the transactions contemplated thereby, does not and will not conflict (i) with any applicable Finnish law or regulation or the Governing Documents, or (ii) to the best of our knowl-

                                 ROSCHIERRAIDLA

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     edge, with any official or judicial order, or (iii) to the best of out knowledge, with any agreement or document to which the Company is a party or which is binding upon it or any of its assets;

(v) NO NOTICE: Neither the execution or delivery of the Agreement, nor the consummation of any of the transactions contemplated thereby by the Company requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any Finnish governmental, municipal or other authority or agency, or, to the best of our knowledge, under any agreements or documents to which the Company is a party, except as set forth in the section 4.15 of the Disclosure Schedule;

(vi) NO PROCEEDINGS: To the best of our knowledge, there is no action, suit or proceeding against the Company that is either pending or that has been threatened in writing;

(vii) AUTHORIZATION OF HORMOS SHARES: Immediately prior to the Closing, the authorized, issued and outstanding equity securities of the Company consist solely of 892,464 Series A Shares, 319,485 Series B Shares and no Series C Shares (collectively, the "HORMOS SHARES"). All of the outstanding Hormos Shares have been duly authorized and validly issued, are fully paid and non-assessable and are according to Finnish Book-Entry Securities System owned, of record and beneficially, by the Persons and in the amounts set forth in Section 4.3 of the Hormos Disclosure Schedule. The Company has issued Options to purchase 117,446 Series A Shares;

(viii) INSOLVENCY PROCEEDINGS: To the best of our knowledge, no insolvency proceedings (whether voluntary or involuntary) have been initiated against the Company;

(ix) COMPLIANCE WITH SECURITIES LAWS: The execution, delivery or performance by the Company of the Agreement, and the consummation or performance by the Company of the transactions contemplated thereby, does not and will not conflict with any applicable Finnish securities laws or regulations; and

(x) GENERAL STATEMENT OF FINNISH COMPANIES ACT: Under the Finnish Companies Act a shareholder of more than 9/10 of the (i) shares in a company and (ii) votes of all the shares, has a right to squeeze out other shareholders' shares against payment of the market value of the shares. A shareholder, whose shares may be squeezed out pursuant to the above, has a right to demand that the shares of such shareholder be squeezed out.

C.   QUALIFICATIONS

This opinion is subject to the following qualifications:

(i) the obligations of the Company and the rights of QuatRx under the Agreement are subject to all bankruptcy, moratorium, reorganization, administration, insolvency and other laws affecting creditors' rights generally and may also be subject to limitation of action by effluxion of time;

(ii) enforcement of the Agreement may be limited by general principles of equity; in particular, equitable remedies (such as an order for specific performance or an injunction) are discretionary remedies and may not be available under the laws of Finland where dam-

                                 ROSCHIERRAIDLA
     ages are considered to be an adequate remedy, and nothing in this opinion should be taken to indicate that any particular remedy would be available with respect to any particular provision of the Agreement in any particular instance. Moreover, the effectiveness of terms in the Agreement exculpating a party from liability or duty otherwise owed may be limited by law or subject to mitigation. The term "enforceable", when used herein, means that the obligations assumed by the relevant party under the relevant document are of a type which Finnish law generally enforces or recognizes; however, enforcement before the courts of Finland will in any event be subject to the remedies available in such courts (some of which may be discretionary in nature) and to the availability of defenses such as set-off, abatement, counter-claim and force majeure;

(iii) any provision in the Agreement which involves an indemnity for costs of litigation is subject to the discretion of the court to decide whether and to what extent a party to litigation should be awarded the costs incurred by it in connection therewith;

(iv) there may be circumstances in which a Finnish court would not treat as conclusive certificates and determinations which according to the Agreement are stated to be so treated, and any provision which states that a certain calculation, determination or certificate will be conclusive and binding may not apply where such calculation, determination or certificate is fraudulent or manifestly inaccurate or erroneous;

(v) where any party is vested with a discretion or may determine a matter in its opinion, Finnish law may require that such discretion is exercised reasonably or that such opinion is based on reasonable grounds;

(vi) the opinions expressed herein "to the best of our knowledge" have been so expressed based upon our general knowledge and information available to us without inquiry or independent investigation;

(vii) Finnish courts will not give effect to obligations the performance of which, in the jurisdiction in which they are to be performed, would be illegal under the laws of that jurisdiction nor will they give effect to contract provision purporting to constitute a waiver of applicable mandatory provisions of law;

(viii) the question of whether or not any provisions of the Agreement which may be invalid on account of illegality may be severed from the other provision thereof in order to save those other provisions would be determined by a Finnish court in its discretion;

(ix) as regards jurisdiction, a Finnish court may stay proceedings if concurrent proceedings are being brought elsewhere;

(x) the application by a Finnish court of the law of the state of New York in relation to the Agreement is subject to (i) the law of the state of New York not being contrary to such mandatory rules of Finnish law that due to their public nature or general interest shall be considered applicable irrespective of the agreed choice of law; and (ii) the application of the law of the state of New York not resulting in an outcome contrary to the public policy (ordre public) of the Finnish legal system;

                                 ROSCHIERRAIDLA

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(xi) in any proceedings before a Finnish court for the enforcement of the
     Agreement, the proceedings would be conducted in accordance with the statutory Finnish procedural rules and the court would not be obliged to give effect to provisions in the Agreement, such as agreements regarding the manner in which service of process is carried out, to the extent in conflict with such statutory rules;

(xii) the files in respect of the Company maintained by the Trade Register may not be up to date and, in particular, documents required to be filed with the Trade Register may not be filed immediately or may not be available for immediate inspection;

(xiii) the obligations of the Company under the Agreement may be subject to statutory limitation under Finnish law, the limitation period being the earlier of (i) three (3) years as of the date when the payment obligation becomes due and payable and (ii) three (3) years from the date on which the relevant non.-breaching party to the Agreement became or should have become aware of a breach of contract and (iii) ten (10) years from the date on which such breach occurred. Each of the above limitation periods can be interrupted by QuatRx reminding the Company of its obligations. Any payment made by the Company under the Agreement in respect of the Company's obligations shall also be deemed to interrupt the relevant limitation period. Upon such interruption, a new limitation period of equal length commences;

(xiv) powers of attorney (including appointment of the Securityholder Representative under Section 3.2(b) of the Agreement), although stated to be irrevocable, may under Finnish law be revocable; and

(xv) we express no opinion as to any law other than the law of Finland as presently in force and we have assumed that there is nothing in any other law that affects our opinion stated herein; in particular, we have made no independent investigation of the law of the state of New York as a basis for the opinion stated herein and do not express or imply any opinion thereon; legal concepts expressed or described herein shall be governed by and words and expressions used herein shall be construed in accordance with Finnish law notwithstanding that original Finnish terms and definitions may not always have been used.

This opinion is rendered to you in the very matter specified herein and may not without our prior written consent be divulged to others or referred to or relied upon in any other matter or context whatsoever.

                                        Yours faithfully,
                                        ROSCHIER HOLMBERG, ATTORNEYS LTD.


/s/ Mika Alanko
-------------------------------------
Mika Alanko


/s/ Dimitrios Himonas
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Dimitrios Himonas

                                 ROSCHIERRAIDLA